UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08879

MFS VARIABLE INSURANCE TRUST III

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Kristin V. Collins

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

December 31, 2015

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO

MFS® Variable Insurance Trust III

VSC-ANN

MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Blended Research Small Cap Equity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
RE/MAX Holdings, Inc., “A”	1.5%
IPG Photonics Corp.	1.5%
Resources Connection, Inc.	1.5%
Qlik Technologies, Inc.	1.5%
VWR Corp.	1.5%
Aspen Technology, Inc.	1.4%
EPAM Systems, Inc.	1.4%
Chuy’s Holdings, Inc.	1.4%
PrivateBancorp, Inc.	1.4%
OraSure Technologies, Inc.	1.4%

Equity sectors
Financial Services	24.1%
Technology	16.4%
Health Care	15.7%
Special Products & Services	7.6%
Industrial Goods & Services	7.1%
Retailing	5.0%
Utilities & Communications	4.6%
Autos & Housing	4.1%
Leisure	4.0%
Energy	3.5%
Basic Materials	3.0%
Consumer Staples	2.6%
Transportation	1.3%

(o)	Less than 0.1%.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Blended Research Small Cap Equity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Blended Research Small Cap Equity Portfolio (“fund”) provided a total return of –4.15%, while Service Class shares of the fund provided a total return of –4.38%. These compare with a return of –4.41% over the same period for the fund’s benchmark, the Russell 2000 Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong stock selection and, to a lesser extent, an overweight position in the technology sector contributed to performance relative to the Russell 2000 Index. Within this sector, overweight positions in software solutions provider FleetMatics Group and provider of software development services and information technology solutions Luxoft (h) (Switzerland) boosted relative returns. Shares of FleetMatics Group outpaced the benchmark during the reporting period on the back of strong organic growth, particularly in both the midmarket and enterprise segments, and cost discipline.

Security selection in the energy sector further supported relative results. However, there were no individual stocks within this sector that were among the top relative contributors for the period.

Elsewhere, the timing of the fund’s overweight position in cancer care provider Foundation Medicine (h) and overweight positions in biopharmaceutical company Receptos (h), financial services company Symetra Financial (h), manufacturer of emulsion polymers and plastics Trinseo, casino and hotel operator Isle of Capri Casinos and banking products and services provider PrivateBancorp benefited relative returns. Additionally, holding designer and manufacturer of climate control systems Lennox International (b) also lifted relative performance.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets decline, as measured by the fund’s benchmark, holding cash benefits performance versus the benchmark, which has no cash position.

Detractors from Performance

Weak stock selection in the special products & services and transportation sectors detracted from relative performance. Within the special products & services sector, the fund’s overweight position in provider of technology-enabled recovery and related analytics services Performant Financial (h) held back relative returns. Shares of Performant Financial fell on what appeared to be investor uncertainty over the Department of Education’s delay in redistributing student loan service agreements. Several service providers appealed the Department of Education’s decision to terminate collection contracts with a select group of servicers (Performant Financial was not one of the servicers in this select group) for providing borrowers inaccurate information regarding rehabilitations. The situation has appeared to left investors uncertain on the company’s upcoming revenue stream. Within the transportation sector, overweight positions in airline operator Republic Airways (h) and transportation services company Swift Transportation (h) weighed on relative returns. Uncertainty regarding pilot staffing issues appeared to have weighed on shares of Republic Airways as regulatory changes and pilot union contract negotiations left the airline short staffed and forced a cutback in flights.

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MFS Blended Research Small Cap Equity Portfolio

Management Review – continued

Elsewhere, other top relative detractors for the period included the fund’s overweight positions in cardiovascular medical device maker Cardiovascular Systems (h), commercial digital photography marketplace provider Shutterstock (h), food retailer Fairway Group (h), manufacturer of oral fluid diagnostic products OraSure Technologies, satellite services provider Intelsat (Luxembourg), foreign exchange trading service provider FXCM (h) and designer and manufacturer of material handling products and systems Columbus McKinnon.

Respectfully,

James Fallon	Matthew Krummell	Jonathan Sage	John Stocks
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 15, 2015, James Fallon, Jonathan Sage, and John Stocks became Portfolio Managers of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Blended Research Small Cap Equity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
Initial Class	7/17/00	(4.15)%	10.34%	6.81%	N/A
Service Class	5/01/06	(4.38)%	10.06%	N/A	5.40%

Comparative benchmark
Russell 2000 Index (f)		(4.41)%	9.19%	6.80%	N/A

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Index – constructed to provide a comprehensive barometer for securities in the small-cap segment of the U.S. equity universe. The index includes 2,000 of the smallest U.S. companies based on total market capitalization, representing approximately 10% of the investable U.S. equity market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

5

MFS Blended Research Small Cap Equity Portfolio

Performance Summary – continued

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Blended Research Small Cap Equity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.54%	$1,000.00	$941.44	$2.64
	Hypothetical (h)	0.54%	$1,000.00	$1,022.48	$2.75
Service Class	Actual	0.79%	$1,000.00	$940.68	$3.86
	Hypothetical (h)	0.79%	$1,000.00	$1,021.22	$4.02

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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MFS Blended Research Small Cap Equity Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.0%
Aerospace – 0.7%
Ducommun, Inc. (a)	28,244	$458,118
Moog, Inc., “A” (a)	4,293	260,156

		$718,274

Airlines – 0.8%
SkyWest, Inc.	44,404	$844,555

Apparel Manufacturers – 1.6%
Sequential Brands Group, Inc. (a)	132,009	$1,044,191
Tumi Holdings, Inc. (a)	42,576	708,039

		$1,752,230

Automotive – 0.1%
Cooper Tire & Rubber Co.	3,030	$114,686

Biotechnology – 4.5%
Acorda Therapeutics, Inc. (a)	17,973	$768,885
Affymetrix, Inc. (a)	98,756	996,448
Alder Biopharmaceuticals, Inc. (a)	36,164	1,194,497
MiMedx Group, Inc. (a)(l)	136,060	1,274,882
Myriad Genetics, Inc. (a)	17,832	769,629

		$5,004,341

Brokerage & Asset Managers – 0.6%
Interactive Brokers Group, Inc.	10,425	$454,530
Investment Technology Group, Inc.	15,194	258,602

		$713,132

Business Services – 4.8%
Barrett Business Services, Inc.	16,353	$712,010
Forrester Research, Inc.	38,775	1,104,312
RE/MAX Holdings, Inc., “A”	44,862	1,673,353
Resources Connection, Inc.	99,433	1,624,735
Univar, Inc. (a)	14,246	242,324

		$5,356,734

Computer Software – 3.7%
Aspen Technology, Inc. (a)	42,329	$1,598,343
Gigamon, Inc. (a)	32,382	860,390
Qlik Technologies, Inc. (a)	51,299	1,624,126

		$4,082,859

Computer Software – Systems – 6.8%
Cvent, Inc. (a)	37,088	$1,294,742
EPAM Systems, Inc. (a)	20,072	1,578,061
Fleetmatics Group PLC (a)	29,573	1,502,013
Ingram Micro, Inc., “A”	46,591	1,415,435
NCR Corp. (a)	2,487	60,832
SciQuest, Inc. (a)	82,064	1,064,370
SS&C Technologies Holdings, Inc.	3,107	212,115
Vantiv, Inc., “A” (a)	8,381	397,427

		$7,524,995

Construction – 3.7%
Interface, Inc.	73,937	$1,415,154

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Construction – continued
Lennox International, Inc.	11,651	$1,455,210
Patrick Industries, Inc. (a)	12,572	546,882
Pool Corp.	8,859	715,630

		$4,132,876

Consumer Products – 0.5%
USANA Health Sciences, Inc. (a)	4,749	$606,685

Consumer Services – 2.7%
ABM Industries, Inc.	9,347	$266,109
Capella Education Co.	5,797	267,937
Carriage Services, Inc.	59,053	1,423,177
Grand Canyon Education, Inc. (a)	12,124	486,415
K12, Inc. (a)	16,462	144,866
Servicemaster Global Holdings, Inc. (a)	11,074	434,544

		$3,023,048

Containers – 0.4%
Graphic Packaging Holding Co.	8,154	$104,616
Owens-Illinois, Inc. (a)	20,024	348,818

		$453,434

Electrical Equipment – 1.1%
TriMas Corp. (a)	55,562	$1,036,231
WESCO International, Inc. (a)	3,815	166,639

		$1,202,870

Electronics – 3.8%
Cree, Inc. (a)(l)	21,403	$570,818
Jabil Circuit, Inc.	36,429	848,431
Sanmina Corp. (a)	35,401	728,553
Sigma Designs, Inc. (a)	83,762	529,376
Tessera Technologies, Inc.	11,760	352,918
Ultratech, Inc. (a)	46,687	925,336
Vishay Intertechnology, Inc.	16,030	193,162

		$4,148,594

Energy – Independent – 3.3%
Alon USA Energy, Inc.	36,013	$534,433
Delek U.S. Holdings, Inc.	23,816	585,874
Memorial Resource Development Corp. (a)	20,961	338,520
PBF Energy, Inc., “A”	22,969	845,489
PDC Energy, Inc. (a)	25,243	1,347,471

		$3,651,787

Engineering – Construction – 0.5%
MasTec, Inc. (a)	29,300	$509,234

Food & Beverages – 2.1%
Dean Foods Co.	55,466	$951,242
Pinnacle Foods, Inc.	17,213	730,864
Sanderson Farms, Inc. (l)	7,877	610,625

		$2,292,731

Food & Drug Stores – 0.5%
SUPERVALU, Inc. (a)	80,681	$547,017

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MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Forest & Paper Products – 0.2%
Domtar Corp.	5,542	$204,777

Furniture & Appliances – 0.3%
Select Comfort Corp. (a)	15,661	$335,302

Gaming & Lodging – 0.6%
Isle of Capri Casinos, Inc. (a)	43,921	$611,820

Health Maintenance Organizations – 1.5%
Centene Corp. (a)	12,963	$853,095
Molina Healthcare, Inc. (a)	13,220	794,919

		$1,648,014

Insurance – 3.1%
Federated National Holding Co., “C”	4,460	$131,838
Hanover Insurance Group, Inc.	1,485	120,790
HCI Group, Inc.	18,229	635,281
Heritage Insurance Holdings, Inc.	12,782	278,903
Maiden Holdings Ltd.	6,042	90,086
Safety Insurance Group, Inc.	10,148	572,144
Third Point Reinsurance Ltd. (a)	37,654	504,940
Validus Holdings Ltd.	24,410	1,129,939

		$3,463,921

Internet – 0.5%
DHI Group, Inc. (a)	8,951	$82,081
Shutterfly, Inc. (a)	8,425	375,418
Web.Com Group, Inc. (a)	4,595	91,946

		$549,445

Leisure & Toys – 0.6%
Nautilus, Inc. (a)	37,539	$627,652

Machinery & Tools – 4.9%
Allison Transmission Holdings, Inc.	33,319	$862,629
Columbus McKinnon Corp.	39,205	740,975
Greenbrier Cos., Inc.	12,929	421,744
Herman Miller, Inc.	8,694	249,518
IPG Photonics Corp. (a)	18,409	1,641,346
Kadant, Inc.	1,321	53,646
Park-Ohio Holdings Corp.	16,596	610,401
Regal Beloit Corp.	7,173	419,764
SPX FLOW, Inc. (a)	3,352	93,554
Titan International, Inc.	81,429	320,830

		$5,414,407

Medical & Health Technology & Services – 0.4%
Albany Molecular Research, Inc. (a)(l)	23,036	$457,265
Kindred Healthcare, Inc.	3,017	35,932

		$493,197

Medical Equipment – 6.1%
Analogic Corp.	3,166	$261,512
Masimo Corp. (a)	21,103	875,986
NxStage Medical, Inc. (a)	48,922	1,071,881
OraSure Technologies, Inc. (a)	238,700	1,537,228
Orthofix International N.V. (a)	18,495	725,189
Steris PLC	7,722	581,775
Symmetry Surgical, Inc. (a)	9,069	83,435

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – continued
VWR Corp. (a)	56,674	$1,604,441

		$6,741,447

Metals & Mining – 1.1%
Olympic Steel, Inc.	47,680	$552,134
Schnitzer Steel Industries, Inc., “A”	43,576	626,187

		$1,178,321

Network & Telecom – 1.6%
Ixia (a)	93,718	$1,164,915
NeuStar, Inc., “A” (a)(l)	10,466	250,870
Voxx International Corp. (a)	73,325	385,690

		$1,801,475

Oil Services – 0.2%
Frank’s International N.V.	13,079	$218,289

Other Banks & Diversified Financials – 12.4%
Altisource Portfolio Solutions S.A. (a)(l)	22,286	$619,774
Assured Guaranty Ltd.	18,699	494,215
BancorpSouth, Inc.	64,049	1,536,536
Berkshire Hills Bancorp, Inc.	11,736	341,635
BofI Holding, Inc. (a)(l)	32,822	690,903
Brookline Bancorp, Inc.	27,032	310,868
Cash America International, Inc.	24,439	731,948
Cathay General Bancorp, Inc.	40,039	1,254,422
East West Bancorp, Inc.	35,317	1,467,775
Encore Capital Group, Inc. (a)	10,961	318,746
First Interstate BancSystem, Inc.	42,479	1,234,865
Hilltop Holdings, Inc. (a)	11,681	224,509
Nelnet, Inc., “A”	15,533	521,443
PacWest Bancorp	17,514	754,853
Popular, Inc.	19,675	557,590
PrivateBancorp, Inc.	37,574	1,541,285
Regional Management Corp. (a)	37,258	576,381
Western Alliance Bancorp. (a)	15,837	567,915

		$13,745,663

Pharmaceuticals – 3.1%
Alere, Inc. (a)	5,269	$205,965
Amphastar Pharmaceuticals, Inc. (a)	49,581	705,538
Catalent, Inc. (a)	25,837	646,700
Depomed, Inc. (a)	8,167	148,068
Sucampo Pharmaceuticals, Inc. (a)	43,623	754,242
TherapeuticsMD, Inc. (a)	94,159	976,429

		$3,436,942

Printing & Publishing – 0.8%
Quad/Graphics, Inc.	33,808	$314,414
R.R. Donnelley & Sons Co.	36,176	532,511

		$846,925

Real Estate – 7.9%
Ashford Hospitality Prime, REIT	46,870	$679,615
Ashford Hospitality Trust, REIT	77,772	490,741
Corporate Office Properties Trust, REIT	10,328	225,460
Equity Commonwealth, REIT (a)	9,426	261,383

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MFS Blended Research Small Cap Equity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Gaming and Leisure Properties, Inc., REIT	17,135	$476,353
Hospitality Properties Trust, REIT	20,679	540,756
Medical Properties Trust, Inc., REIT	119,421	1,374,536
Mid-America Apartment Communities, Inc., REIT	12,711	1,154,286
New Residential Investment Corp., REIT	50,329	612,001
RMR Group, Inc., REIT (a)	337	4,856
Rouse Properties, Inc., REIT	38,056	554,095
Ryman Hospitality Properties, Inc., REIT	5,737	296,259
Store Capital Corp., REIT	56,223	1,304,374
Tanger Factory Outlet Centers, Inc., REIT	22,913	749,255

		$8,723,970

Restaurants – 2.1%
Brinker International, Inc.	12,769	$612,274
Chuy’s Holdings, Inc. (a)	49,982	1,566,436
Ruby Tuesday, Inc. (a)	22,231	122,493

		$2,301,203

Specialty Chemicals – 1.4%
A. Schulman, Inc.	12,959	$397,064
Pacific Ethanol, Inc. (a)(l)	78,135	373,485
Trinseo S.A. (a)(l)	26,902	758,636

		$1,529,185

Specialty Stores – 2.9%
American Eagle Outfitters, Inc.	94,019	$1,457,295
Build-A-Bear Workshop, Inc. (a)	18,347	224,567
Express, Inc. (a)	43,796	756,795
Outerwall, Inc. (l)	920	33,617
Urban Outfitters, Inc. (a)	33,757	767,972

		$3,240,246

Telecommunications – Wireless – 0.2%
Intelsat S.A. (a)(l)	62,019	$257,999

Telephone Services – 1.2%
Inteliquent, Inc.	38,223	$679,223
Shenandoah Telecommunications Co.	13,933	599,816

		$1,279,039

Trucking – 0.5%
YRC Worldwide, Inc. (a)	41,258	$585,038

Utilities – Electric Power – 2.6%
NRG Energy, Inc.	108,680	$1,279,164
PNM Resources, Inc.	34,139	1,043,629
Portland General Electric Co.	14,660	533,184

		$2,855,977

Utilities – Water – 0.6%
American States Water Co.	16,832	$706,102

Total Common Stocks (Identified Cost, $99,872,617)		$109,476,438

Issuer	Strike Price	First Exercise	Shares/Par	Value ($)

WARRANTS – 0.0%
OTHER BANKS & DIVERSIFIED FINANCIALS – 0.0%
Emergent Capital, Inc. (1 share for 1 warrant) (Identified Cost, $0) (a)	10.75	11/06/14	318	$22

MONEY MARKET FUNDS – 1.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)			1,188,569	$1,188,569

COLLATERAL FOR SECURITIES LOANED – 3.6%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)			3,987,822	$3,987,822

Total Investments (Identified Cost, $105,049,008)				$114,652,851

OTHER ASSETS, LESS LIABILITIES – (3.7)%				(4,063,691)

NET ASSETS – 100.0%				$110,589,160

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $103,860,439)	$113,464,282
Underlying affiliated funds, at cost and value	1,188,569
Total investments, at value, including $3,825,781 of securities on loan (identified cost, $105,049,008)	$114,652,851
Receivables for
Fund shares sold	27,176
Interest and dividends	128,098
Other assets	1,295
Total assets		$114,809,420
Liabilities
Payable for fund shares reacquired	$164,478
Collateral for securities loaned, at value	3,987,822
Payable to affiliates
Investment adviser	2,561
Shareholder servicing costs	14
Distribution and/or service fees	1,154
Payable for independent Trustees’ compensation	19
Accrued expenses and other liabilities	64,212
Total liabilities		$4,220,260
Net assets		$110,589,160
Net assets consist of
Paid-in capital	$89,428,447
Unrealized appreciation (depreciation) on investments	9,603,843
Accumulated net realized gain (loss) on investments	10,509,444
Undistributed net investment income	1,047,426
Net assets		$110,589,160
Shares of beneficial interest outstanding		9,145,084

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$27,795,398	2,261,577	$12.29
Service Class	82,793,762	6,883,507	12.03

See Notes to Financial Statements

11

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$1,913,370
Interest	20,311
Dividends from underlying affiliated funds	867
Foreign taxes withheld	(1,313)
Total investment income		$1,933,235
Expenses
Management fee	$492,357
Distribution and/or service fees	231,210
Shareholder servicing costs	3,453
Administrative services fee	28,937
Independent Trustees’ compensation	4,635
Custodian fee	44,740
Shareholder communications	26,218
Audit and tax fees	49,839
Legal fees	1,043
Miscellaneous	11,818
Total expenses		$894,250
Fees paid indirectly	(10)
Reduction of expenses by investment adviser	(8,534)
Net expenses		$885,706
Net investment income		$1,047,529
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)		$10,737,614
Change in unrealized appreciation (depreciation) on investments		$(16,581,664)
Net realized and unrealized gain (loss) on investments		$(5,844,050)
Change in net assets from operations		$(4,796,521)

See Notes to Financial Statements

12

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31 Change in net assets	2015	2014
From operations
Net investment income	$1,047,529	$510,332
Net realized gain (loss) on investments	10,737,614	21,857,044
Net unrealized gain (loss) on investments	(16,581,664)	(12,934,875)
Change in net assets from operations	$(4,796,521)	$9,432,501
Distributions declared to shareholders
From net investment income	$(483,370)	$(1,069,864)
From net realized gain on investments	(21,499,235)	(24,659,608)
Total distributions declared to shareholders	$(21,982,605)	$(25,729,472)
Change in net assets from fund share transactions	$1,824,222	$(2,595,267)
Total change in net assets	$(24,954,904)	$(18,892,238)
Net assets
At beginning of period	135,544,064	154,436,302
At end of period (including undistributed net investment income of $1,047,426 and $483,335, respectively)	$110,589,160	$135,544,064

See Notes to Financial Statements

13

MFS Blended Research Small Cap Equity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$16.04	$18.24	$13.57	$12.42	$13.12
Income (loss) from investment operations
Net investment income (d)	$0.15	$0.10	$0.11	$0.16	$0.11
Net realized and unrealized gain (loss) on investments and foreign currency	(0.94)	1.16	5.91	1.68	(0.75)
Total from investment operations	$(0.79)	$1.26	$6.02	$1.84	$(0.64)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.18)	$(0.28)	$(0.08)	$(0.06)
From net realized gain on investments	(2.86)	(3.28)	(1.07)	(0.61)	—
Total distributions declared to shareholders	$(2.96)	$(3.46)	$(1.35)	$(0.69)	$(0.06)
Net asset value, end of period (x)	$12.29	$16.04	$18.24	$13.57	$12.42
Total return (%) (k)(r)(s)(x)	(4.15)	7.29	45.71	14.74	(4.87)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.54	0.51	0.51	0.58	0.70
Expenses after expense reductions (f)	0.53	0.50	0.51	N/A	0.61
Net investment income	1.03	0.56	0.68	1.22	0.83
Portfolio turnover	78	67	69	82	37
Net assets at end of period (000 omitted)	$27,795	$31,323	$33,401	$29,429	$71,405

See Notes to Financial Statements

14

MFS Blended Research Small Cap Equity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.75	$17.96	$13.38	$12.26	$12.95
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.05	$0.07	$0.15	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.93)	1.15	5.82	1.63	(0.72)
Total from investment operations	$(0.81)	$1.20	$5.89	$1.78	$(0.66)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.13)	$(0.24)	$(0.05)	$(0.03)
From net realized gain on investments	(2.86)	(3.28)	(1.07)	(0.61)	—
Total distributions declared to shareholders	$(2.91)	$(3.41)	$(1.31)	$(0.66)	$(0.03)
Net asset value, end of period (x)	$12.03	$15.75	$17.96	$13.38	$12.26
Total return (%) (k)(r)(s)(x)	(4.38)	7.04	45.33	14.39	(5.09)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.79	0.76	0.76	0.83	0.94
Expenses after expense reductions (f)	0.78	0.75	0.76	N/A	0.85
Net investment income	0.79	0.30	0.42	1.11	0.50
Portfolio turnover	78	67	69	82	37
Net assets at end of period (000 omitted)	$82,794	$104,221	$121,036	$114,552	$117,293

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Blended Research Small Cap Equity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Blended Research Small Cap Equity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

16

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$109,476,438	$—	$22	$109,476,460
Mutual Funds	5,176,391	—	—	5,176,391
Total Investments	$114,652,829	$—	$22	$114,652,851

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 12/31/14	$277
Change in unrealized appreciation (depreciation)	(255)
Balance as of 12/31/15	$22

The net change in unrealized appreciation (depreciation) from investments still held as level 3 at December 31, 2015 is $(255). At December 31, 2015, the fund held one level 3 security.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $3,825,781. The fair value of the fund’s investment securities on loan and a related liability of $3,987,822 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

17

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$5,188,759	$21,338,383
Long-term capital gains	16,793,846	4,391,089
Total distributions	$21,982,605	$25,729,472

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$105,420,343
Gross appreciation	16,503,307
Gross depreciation	(7,270,799)
Net unrealized appreciation (depreciation)	$9,232,508
Undistributed ordinary income	1,047,426
Undistributed long-term capital gain	10,876,432
Other temporary differences	4,347

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

18

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$191,909	$310,319	$5,442,517	$5,595,876
Service Class	291,461	759,545	16,056,718	19,063,732
Total	$483,370	$1,069,864	$21,499,235	$24,659,608

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $8,534, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such that total annual operating expenses do not exceed 0.60% of average daily net assets for the Initial Class shares and 0.85% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015 the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $3,275, which equated to 0.0027% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $178.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0235% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $392 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

19

MFS Blended Research Small Cap Equity Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $94,612,640 and $113,577,007, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	390,290	$6,180,402	164,926	$2,870,988
Service Class	416,794	5,331,479	278,229	4,786,443
	807,084	$11,511,881	443,155	$7,657,431
Shares issued to shareholders in reinvestment of distributions
Initial Class	477,899	$5,634,426	375,473	$5,906,195
Service Class	1,415,427	16,348,179	1,282,230	19,823,277
	1,893,326	$21,982,605	1,657,703	$25,729,472
Shares reacquired
Initial Class	(559,295)	$(8,370,958)	(418,741)	$(7,258,583)
Service Class	(1,565,716)	(23,299,306)	(1,681,322)	(28,723,587)
	(2,125,011)	$(31,670,264)	(2,100,063)	$(35,982,170)
Net change
Initial Class	308,894	$3,443,870	121,658	$1,518,600
Service Class	266,505	(1,619,648)	(120,863)	(4,113,867)
	575,399	$1,824,222	795	$(2,595,267)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $417 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	408,030	27,111,953	(26,331,414)	1,188,569

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$867	$1,188,569

20

MFS Blended Research Small Cap Equity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Blended Research Small Cap Equity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Blended Research Small Cap Equity Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Blended Research Small Cap Equity Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

21

MFS Blended Research Small Cap Equity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Blended Research Small Cap Equity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS Blended Research Small Cap Equity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers James Fallon Matthew Krummell Jonathan Sage John Stocks

24

MFS Blended Research Small Cap Equity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by BlackRock Investment Management, LLC. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

25

MFS Blended Research Small Cap Equity Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account the expense limitation noted above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

26

MFS Blended Research Small Cap Equity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $18,474,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 22.36% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2015

MFS® CONSERVATIVE

ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VCA-ANN

MFS® CONSERVATIVE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Conservative Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Conservative Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Series	17.0%
MFS Limited Maturity Portfolio	12.1%
MFS Government Securities Portfolio	10.0%
MFS Inflation-Adjusted Bond Portfolio	9.9%
MFS Global Governments Portfolio	8.0%
MFS Research Series	6.0%
MFS Growth Series	5.9%
MFS Value Series	5.9%
MFS High Yield Portfolio	5.0%
MFS Mid Cap Growth Series	4.0%
MFS Mid Cap Value Portfolio	4.0%
MFS Research International Portfolio	3.9%
MFS Global Real Estate Portfolio	2.0%
MFS International Value Portfolio	2.0%
MFS International Growth Portfolio	2.0%
MFS New Discovery Series	1.0%
MFS New Discovery Value Portfolio	1.0%
Cash & Cash Equivalents	0.3%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

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MFS Conservative Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Conservative Allocation Portfolio (“fund”) provided a total return of –0.19%, while Service Class shares of the fund provided a total return of –0.49%. These compare with a return of 0.55% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index. The fund’s other benchmark, the MFS Conservative Allocation Portfolio Blended Index (“Blended Index”), generated a return of 0.94%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

The fund underperformed the Blended Index over the reporting period. The fund’s credit emphasis was a primary detractor from relative performance as the global government, high yield and inflation adjusted segments lagged the overall bond market which produced slightly positive returns over the reporting period. Most notably, exposure to inflation adjusted bonds through holdings of the MFS Inflation Adjusted Bond Portfolio dampened relative performance. The fund’s exposure to the MFS Global Governments Portfolio and MFS High Yield Portfolio also held back relative results.

The fund’s U.S. equities segment was an area of relative strength as U.S equities outpaced both international equities and the general bond market. Within U.S. equities, growth stocks outpaced value stocks and large cap securities outperformed mid cap securities. Fund selection was a positive as the MFS Growth Portfolio and the MFS Mid Cap Growth Portfolio outpaced their respective market segments.

International equities were generally flat over the reporting period. Here, holdings of the MFS International Value Portfolio benefited relative performance as the International Value Portfolio outpaced its respective market place during the reporting period.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Conservative Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	(0.19)%	4.74%	5.95%
Service Class	10/01/08	(0.49)%	4.48%	5.69%

Comparative benchmarks
Barclays U.S. Aggregate Bond Index (f)		0.55%	3.25%	4.59%
MFS Conservative Allocation Portfolio Blended Index (f)(w)		0.94%	6.17%	6.66%
MSCI EAFE Index (f)		(0.39)%	4.07%	4.76%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		0.05%	7.96%	7.16%
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	10.42%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2015, the MFS Conservative Allocation Portfolio Blended Index was comprised of 62% Barclays U.S. Aggregate Bond Index, 28% Standard & Poor’s 500 Stock Index, 8% MSCI EAFE Index, and 2% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

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MFS Conservative Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Conservative Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio		Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.00%	(a)	$1,000.00	$986.42	$0.00	(a)
	Hypothetical (h)	0.00%	(a)	$1,000.00	$1,025.21	$0.00	(a)
Service Class	Actual	0.25%		$1,000.00	$985.10	$1.25
	Hypothetical (h)	0.25%		$1,000.00	$1,023.95	$1.28

(a)	Ratio and expenses paid were less than 0.01% and $0.01, respectively.

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s operating expenses occurred during the six month period in which custody fees were reduced for a one time prior year billing adjustment. Had these fee changes not been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.02%, $0.10 and $0.10 for Initial Class and 0.27%, $1.35 and $1.38 for Service Class, respectively.

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MFS Conservative Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

UNDERLYING AFFILIATED FUNDS – 99.7%
MFS Global Governments Portfolio – Initial Class	5,633,477	$55,433,417
MFS Global Real Estate Portfolio – Initial Class	1,019,428	13,813,252
MFS Government Securities Portfolio – Initial Class	5,456,783	69,410,274
MFS Growth Series – Initial Class	1,029,754	41,365,226
MFS High Yield Portfolio – Initial Class	6,382,403	34,656,450
MFS Inflation-Adjusted Bond Portfolio – Initial Class	7,070,601	68,796,948
MFS International Growth Portfolio – Initial Class	1,094,122	13,753,117
MFS International Value Portfolio – Initial Class	614,314	13,797,493
MFS Limited Maturity Portfolio – Initial Class	8,224,344	83,394,851
MFS Mid Cap Growth Series – Initial Class	3,366,479	27,638,791
MFS Mid Cap Value Portfolio – Initial Class	3,511,261	27,528,285
MFS New Discovery Series – Initial Class	444,995	6,892,977
MFS New Discovery Value Portfolio – Initial Class	727,727	6,862,464
MFS Research International Portfolio – Initial Class	1,987,890	27,532,280
MFS Research Series – Initial Class	1,550,650	41,371,340
MFS Total Return Bond Series – Initial Class	9,080,676	118,048,782
MFS Value Series – Initial Class	2,245,652	41,297,546

Total Underlying Affiliated Funds (Identified Cost, $672,018,611)		$691,593,493

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.2%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	1,149,393	$1,149,393

Total Investments (Identified Cost, $673,168,004)		$692,742,886

OTHER ASSETS, LESS LIABILITIES – 0.1%		871,105

NET ASSETS – 100.0%		$693,613,991

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Underlying affiliated funds, at value (identified cost, $673,168,004)	$692,742,886
Receivables for investments sold	1,180,783
Other assets	92,829
Total assets		$694,016,498
Liabilities
Payable for fund shares reacquired	$351,511
Payable to affiliates
Administrator	98
Shareholder servicing costs	61
Distribution and/or service fees	9,514
Payable for independent Trustees’ compensation	80
Accrued expenses and other liabilities	41,243
Total liabilities		$402,507
Net assets		$693,613,991
Net assets consist of
Paid-in capital	$637,506,760
Unrealized appreciation (depreciation) on investments	19,574,882
Accumulated net realized gain (loss) on investments	20,421,850
Undistributed net investment income	16,110,499
Net assets		$693,613,991
Shares of beneficial interest outstanding		62,510,175

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,418,917	218,214	$11.09
Service Class	691,195,074	62,291,961	11.10

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Dividends from underlying affiliated funds		$15,573,209
Expenses
Distribution and/or service fees	1,880,436
Shareholder servicing costs	14,039
Administrative services fee	17,500
Independent Trustees’ compensation	16,691
Custodian fee (a)	(38,024)
Shareholder communications	6,382
Audit and tax fees	36,034
Legal fees	6,339
Miscellaneous	20,908
Total expenses		$1,960,305
Net investment income		$13,612,904
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$6,963,946
Capital gain distributions from underlying affiliated funds	17,301,234
Net realized gain (loss) on investments		$24,265,180
Change in unrealized appreciation (depreciation) on investments		$(40,129,850)
Net realized and unrealized gain (loss) on investments		$(15,864,670)
Change in net assets from operations		$(2,251,766)

(a)	Custodian fees were reduced due to a billing adjustment of $68,204.

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$13,612,904	$11,689,917
Net realized gain (loss) on investments	24,265,180	27,646,386
Net unrealized gain (loss) on investments	(40,129,850)	(2,313,607)
Change in net assets from operations	$(2,251,766)	$37,022,696
Distributions declared to shareholders
From net investment income	$(22,918,433)	$(13,163,402)
From net realized gain on investments	(16,300,973)	(9,528,404)
Total distributions declared to shareholders	$(39,219,406)	$(22,691,806)
Change in net assets from fund share transactions	$(69,637,626)	$(110,269,542)
Total change in net assets	$(111,108,798)	$(95,938,652)
Net assets
At beginning of period	804,722,789	900,661,441
At end of period (including undistributed net investment income of $16,110,499 and $22,918,411, respectively)	$693,613,991	$804,722,789

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.79	$11.61	$11.80	$11.47	$11.79
Income (loss) from investment operations
Net investment income (d)(l)	$0.24	$0.20	$0.11	$0.14	$0.19
Net realized and unrealized gain (loss) on investments	(0.27)	0.34	0.97	0.88	(0.08)
Total from investment operations	$(0.03)	$0.54	$1.08	$1.02	$0.11
Less distributions declared to shareholders
From net investment income	$(0.41)	$(0.22)	$(0.37)	$(0.35)	$(0.17)
From net realized gain on investments	(0.26)	(0.14)	(0.90)	(0.34)	(0.26)
Total distributions declared to shareholders	$(0.67)	$(0.36)	$(1.27)	$(0.69)	$(0.43)
Net asset value, end of period (x)	$11.09	$11.79	$11.61	$11.80	$11.47
Total return (%) (k)(r)(s)(x)	(0.19)	4.61	9.82	8.90	0.97
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)(h)	0.01	0.02	0.03	0.16	0.20
Expenses after expense reductions (f)(h)	N/A	0.02	0.03	N/A	N/A
Net investment income(l)	2.06	1.66	0.93	1.14	1.57
Portfolio turnover	2	1	1	57	7
Net assets at end of period (000 omitted)	$2,419	$2,948	$4,167	$5,024	$5,505

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$11.80	$11.61	$11.80	$11.46	$11.79
Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.16	$0.07	$0.14	$0.18
Net realized and unrealized gain (loss) on investments	(0.28)	0.36	0.98	0.86	(0.11)
Total from investment operations	$(0.07)	$0.52	$1.05	$1.00	$0.07
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.19)	$(0.34)	$(0.32)	$(0.14)
From net realized gain on investments	(0.26)	(0.14)	(0.90)	(0.34)	(0.26)
Total distributions declared to shareholders	$(0.63)	$(0.33)	$(1.24)	$(0.66)	$(0.40)
Net asset value, end of period (x)	$11.10	$11.80	$11.61	$11.80	$11.46
Total return (%) (k)(r)(s)(x)	(0.49)	4.41	9.52	8.72	0.63
Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)(h)	0.26	0.27	0.28	0.41	0.45
Expenses after expense reductions (f)(h)	N/A	0.27	0.28	N/A	N/A
Net investment income (l)	1.80	1.36	0.62	1.14	1.52
Portfolio turnover	2	1	1	57	7
Net assets at end of period (000 omitted)	$691,195	$801,775	$896,495	$966,119	$944,392

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Conservative Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Conservative Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which

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MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$692,742,886	$—	$—	$692,742,886

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or

14

MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as “Other” income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. For the year ended December 31, 2015, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$23,558,959	$16,966,331
Long-term capital gains	15,660,447	5,725,475
Total distributions	$39,219,406	$22,691,806

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$675,159,861
Gross appreciation	44,718,409
Gross depreciation	(27,135,384)
Net unrealized appreciation (depreciation)	$17,583,025
Undistributed ordinary income	17,225,137
Undistributed long-term capital gain	21,299,069

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

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MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$90,913	$74,411	$59,167	$45,756
Service Class	22,827,520	13,088,991	16,241,806	9,482,648
Total	$22,918,433	$13,163,402	$16,300,973	$9,528,404

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $13,964, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $75.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0023% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $2,418 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

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MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of shares of underlying funds aggregated $15,554,832 and $126,634,952, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	7,632	$88,950	23,221	$272,495
Service Class	1,146,428	13,061,183	915,418	10,756,579
	1,154,060	$13,150,133	938,639	$11,029,074
Shares issued to shareholders in reinvestment of distributions
Initial Class	13,706	$150,080	10,175	$120,167
Service Class	3,561,470	39,069,326	1,909,614	22,571,639
	3,575,176	$39,219,406	1,919,789	$22,691,806
Shares reacquired
Initial Class	(53,123)	$(614,622)	(142,273)	$(1,680,225)
Service Class	(10,383,557)	(121,392,543)	(12,066,767)	(142,310,197)
	(10,436,680)	$(122,007,165)	(12,209,040)	$(143,990,422)
Net change
Initial Class	(31,785)	$(375,592)	(108,877)	$(1,287,563)
Service Class	(5,675,659)	(69,262,034)	(9,241,735)	(108,981,979)
	(5,707,444)	$(69,637,626)	(9,350,612)	$(110,269,542)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $2,510 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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MFS Conservative Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Share/Par Amount	Acquisitions Share/Par Amount	Dispositions Share/Par Amount	Ending Share/Par Amount
MFS Global Governments Portfolio	6,109,691	214,383	(690,597)	5,633,477
MFS Global Real Estate Portfolio	1,140,219	70,599	(191,390)	1,019,428
MFS Government Securities Portfolio	6,204,941	179,916	(928,074)	5,456,783
MFS Growth Series	1,206,691	114,238	(291,175)	1,029,754
MFS High Yield Portfolio	6,601,582	572,891	(792,070)	6,382,403
MFS Inflation-Adjusted Bond Portfolio	7,784,611	115,512	(829,522)	7,070,601
MFS Institutional Money Market Portfolio	1,188,917	69,749,574	(69,789,098)	1,149,393
MFS International Growth Portfolio	1,194,780	116,636	(217,294)	1,094,122
MFS International Value Portfolio	733,558	36,597	(155,841)	614,314
MFS Limited Maturity Portfolio	9,468,235	154,480	(1,398,371)	8,224,344
MFS Mid Cap Growth Series	3,665,069	567,316	(865,906)	3,366,479
MFS Mid Cap Value Portfolio	3,274,777	806,951	(570,467)	3,511,261
MFS New Discovery Series	492,528	55,882	(103,415)	444,995
MFS New Discovery Value Portfolio	749,889	110,401	(132,563)	727,727
MFS Research International Portfolio	2,145,122	188,531	(345,763)	1,987,890
MFS Research Series	1,647,582	214,754	(311,686)	1,550,650
MFS Total Return Bond Series	10,177,550	352,833	(1,449,707)	9,080,676
MFS Value Series	2,358,856	303,339	(416,543)	2,245,652

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(738,280)	$—	$1,482,087	$55,433,417
MFS Global Real Estate Portfolio	336,624	—	597,981	13,813,252
MFS Government Securities Portfolio	(500,850)	—	2,050,436	69,410,274
MFS Growth Series	2,522,568	2,339,257	67,221	41,365,226
MFS High Yield Portfolio	(97,461)	—	2,617,089	34,656,450
MFS Inflation-Adjusted Bond Portfolio	(637,119)	—	528,319	68,796,948
MFS Institutional Money Market Portfolio	—	—	1,717	1,149,393
MFS International Growth Portfolio	247,596	547,738	227,916	13,753,117
MFS International Value Portfolio	804,995	143,695	280,706	13,797,493
MFS Limited Maturity Portfolio	(134,605)	—	1,201,907	83,394,851
MFS Mid Cap Growth Series	1,459,685	2,790,336	—	27,638,791
MFS Mid Cap Value Portfolio	431,496	4,568,369	280,812	27,528,285
MFS New Discovery Series	(28,112)	218,108	—	6,892,977
MFS New Discovery Value Portfolio	76,319	611,861	45,289	6,862,464
MFS Research International Portfolio	522,878	237,733	565,902	27,532,280
MFS Research Series	1,795,166	3,296,568	319,529	41,371,340
MFS Total Return Bond Series	(917,953)	—	4,291,161	118,048,782
MFS Value Series	1,820,999	2,547,569	1,015,137	41,297,546

	$6,963,946	$17,301,234	$15,573,209	$692,742,886

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MFS Conservative Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Conservative Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Conservative Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Conservative Allocation Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Conservative Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

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MFS Conservative Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

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MFS Conservative Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

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MFS Conservative Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the

23

MFS Conservative Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

24

MFS Conservative Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $17,227,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 11.92% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2015

MFS® GLOBAL REAL ESTATE PORTFOLIO

MFS® Variable Insurance Trust III

VRE-ANN

MFS® GLOBAL REAL ESTATE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Global Real Estate Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Global Real Estate Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Simon Property Group, Inc., REIT	6.6%
Public Storage, Inc., REIT	4.3%
Mitsui Fudosan Co. Ltd.	3.4%
AvalonBay Communities, Inc., REIT	3.3%
Unibail-Rodamco, REIT	3.1%
Westfield Corp., REIT	2.9%
Ventas, Inc., REIT	2.7%
Hang Lung Properties Ltd.	2.6%
Equity Lifestyle Properties, Inc., REIT	2.6%
Vornado Realty Trust, REIT	2.5%

Equity industries
Real Estate	98.2%
Telecommunications-Wireless	1.5%

Issuer country weightings (x)
United States	54.1%
Hong Kong	8.9%
Japan	8.8%
United Kingdom	5.5%
Australia	4.8%
Singapore	4.3%
Canada	3.7%
France	3.1%
Germany	2.9%
Other Countries	3.9%

Currency exposure weightings (y)
United States Dollar	54.1%
Euro	9.9%
Hong Kong Dollar	8.9%
Japanese Yen	8.8%
British Pound Sterling	5.5%
Australian Dollar	4.8%
Singapore Dollar	4.3%
Canadian Dollar	3.7%

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

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MFS Global Real Estate Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Global Real Estate Portfolio (“fund”) provided a total return of 0.74%, while Service Class shares of the fund provided a total return of 0.47%. These compare with a return of 0.05% over the same period for the fund’s benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong security selection within United Kingdom real estate investments contributed to performance relative to the FTSE EPRA/NAREIT Developed Real Estate Index. The fund’s overweight positions in real estate company Quintain Estates and Development (h) and self-storage company Big Yellow Group were notable contributors to relative results.

Stock selection in Hong Kong real estate investments also contributed to relative performance. Within this country, an underweight position in real estate company Sun Hung Kai Properties (h) and not holding shares of real estate company Cheung Kong Property Holdings bolstered relative results.

Security selection in United States real estate investments further benefited relative results. The fund’s overweight positions in self-storage company Public Storage, real estate companies Equity Lifestyle Properties, Mid-America Apartment Communities and Home Properties (h) and the fund’s position in real estate company Plum Creek Timber (b) were among the fund’s top relative contributors.

Elsewhere, an overweight position in real estate company Grand City Properties (Germany), strengthened relative results as the stock outperformed the benchmark over the reporting period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Detractors from Performance

Weak security selection within Canadian real estate investments detracted from relative performance. The fund’s overweight position in real estate company Dream Office Real Estate Investment dampened relative results.

Stock selection in Netherlands real estate investments also weighed on relative results. The fund’s holding of real estate company Atrium European Real Estate (b) hindered relative results as the security underperformed the benchmark over the reporting period.

3

MFS Global Real Estate Portfolio

Management Review – continued

Other notable detractors from relative performance included the fund’s overweight positions in real estate companies WP-GLIMCHER, Hang Lung Group (Hong Kong), Mapletree Logistics (Singapore), Corporate Office Property and Kenedix Office Investment (Japan). Not holding shares of real estate company Equity Residential and self-storage company Extra Space Storage, and an underweight position in Digital Realty (h), also weakened relative returns.

Respectfully,

Richard Gable

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Global Real Estate Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	10-yr
Initial Class	12/07/98	0.74%	8.00%	3.93%
Service Class	2/01/04	0.47%	7.73%	3.67%

Comparative benchmark
FTSE EPRA/NAREIT Developed Real Estate Index (f)		0.05%	7.96%	5.39%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

5

MFS Global Real Estate Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.93%	$1,000.00	$1,031.66	$4.76
	Hypothetical (h)	0.93%	$1,000.00	$1,020.52	$4.74
Service Class	Actual	1.18%	$1,000.00	$1,030.17	$6.04
	Hypothetical (h)	1.18%	$1,000.00	$1,019.26	$6.01

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Notes to Expense Table

Changes to the fund’s fee arrangements occurred during the six month period. Had these fee changes been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.92%, $4.71 and $4.69 for Initial Class and 1.17%, $5.99 and $5.96 for Service Class, respectively. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

6

MFS Global Real Estate Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 99.7%
Real Estate – 98.2%
Advance Residence Investment Corp., REIT	2,223	$4,893,026
Alexandria Real Estate Equities, Inc., REIT	38,411	3,470,818
Ascendas India Trust, REIT	6,881,100	4,222,129
Atrium European Real Estate Ltd.	1,087,402	4,209,374
AvalonBay Communities, Inc., REIT	37,681	6,938,203
Big Yellow Group PLC, REIT	385,171	4,576,622
Boardwalk, REIT	93,530	3,207,342
Colony Starwood Homes, REIT	124,328	2,814,786
Corporate Office Properties Trust, REIT	177,444	3,873,603
DDR Corp., REIT	124,852	2,102,508
Dream Office REIT	364,726	4,578,515
EastGroup Properties, Inc., REIT	44,607	2,480,595
Equity Commonwealth, REIT (a)	58,258	1,615,494
Equity Lifestyle Properties, Inc., REIT	80,775	5,385,269
Federal Realty Investment Trust, REIT	22,123	3,232,170
Gateway Lifestyle Stapled Security	942,379	2,073,008
Gramercy Property Trust, Inc., REIT	586,432	4,527,255
Grand City Properties S.A.	130,240	3,046,871
Hang Lung Properties Ltd.	2,413,944	5,475,006
Henderson Land Development Co. Ltd.	112,061	682,164
Hibernia PLC, REIT	2,584,346	3,954,421
InfraREIT, Inc.	21,911	405,354
Kenedix Office Investment Corp., REIT	896	4,194,680
Kerry Properties Ltd.	1,187,500	3,232,788
LEG Immobilien AG	35,498	2,912,597
Link REIT	861,264	5,138,137
LondonMetric Property PLC, REIT	1,409,596	3,407,963
Mapletree Logistics Trust, REIT	6,716,300	4,675,490
Medical Properties Trust, Inc., REIT	399,546	4,598,774
Mid-America Apartment Communities, Inc., REIT	50,996	4,630,947
Mitsui Fudosan Co. Ltd.	285,075	7,143,259
National Health Investors, Inc., REIT	52,234	3,179,484
National Storage, REIT	1,621,596	1,810,148
NTT Urban Development Corp.	202,800	1,948,836
Plum Creek Timber Co. Inc., REIT	31,689	1,512,199
Public Storage, Inc., REIT	36,021	8,922,402
Rexford Industrial Realty, Inc., REIT	285,929	4,677,798
Shaftesbury PLC, REIT	256,564	3,438,105
Simon Property Group, Inc., REIT	69,985	13,607,883
Sino Land Co. Ltd.	2,661,074	3,877,612
STAG Industrial, Inc., REIT	34,178	630,584
Starwood Property Trust, Inc., REIT	169,728	3,489,608
Store Capital Corp., REIT	50,228	1,165,290
Tanger Factory Outlet Centers, Inc., REIT	158,552	5,184,650
Unibail-Rodamco, REIT	25,735	6,525,211
Urban Edge Properties, REIT	112,795	2,645,043
Ventas, Inc., REIT	100,089	5,648,022
Vornado Realty Trust, REIT	52,853	5,283,186
Westfield Corp., REIT	883,126	6,075,465
Weyerhaeuser Co., REIT	50,050	1,500,499

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
WP GLIMCHER, Inc., REIT	480,767	$5,100,938

		$203,922,131

Telecommunications – Wireless – 1.5%
American Tower Corp., REIT	32,533	$3,154,074

Total Common Stocks (Identified Cost, $194,405,073)		$207,076,205

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	271	$271

Total Investments (Identified Cost, $194,405,344)		$207,076,476

OTHER ASSETS, LESS LIABILITIES – 0.3%		621,499

NET ASSETS – 100.0%		$207,697,975

(a)	Non-income producing security.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

7

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $194,405,073)	$207,076,205
Underlying affiliated funds, at cost and value	271
Total investments, at value (identified cost, $194,405,344)	$207,076,476
Receivables for
Investments sold	1,457,103
Fund shares sold	3,184
Dividends	841,097
Receivable from investment adviser	3,431
Other assets	2,036
Total assets		$209,383,327
Liabilities
Payable to custodian	$59,602
Payables for
Investments purchased	1,051,281
Fund shares reacquired	490,835
Payable to affiliates
Shareholder servicing costs	20
Distribution and/or service fees	1,153
Payable for independent Trustees’ compensation	28
Accrued expenses and other liabilities	82,433
Total liabilities		$1,685,352
Net assets		$207,697,975
Net assets consist of
Paid-in capital	$188,581,151
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	12,662,581
Accumulated net realized gain (loss) on investments and foreign currency	1,540,536
Undistributed net investment income	4,913,707
Net assets		$207,697,975
Shares of beneficial interest outstanding		14,633,325

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$124,563,042	9,193,888	$13.55
Service Class	83,134,933	5,439,437	15.28

See Notes to Financial Statements

8

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$7,217,716
Dividends from underlying affiliated funds	2,530
Foreign taxes withheld	(274,153)
Total investment income		$6,946,093
Expenses
Management fee	$2,057,819
Distribution and/or service fees	234,190
Shareholder servicing costs	4,731
Administrative services fee	45,433
Independent Trustees’ compensation	9,320
Custodian fee	73,771
Shareholder communications	34,507
Audit and tax fees	51,132
Legal fees	1,906
Miscellaneous	13,464
Total expenses		$2,526,273
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(146,809)
Net expenses		$2,379,462
Net investment income		$4,566,631
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$23,606,830
Foreign currency	5,344
Net realized gain (loss) on investments and foreign currency		$23,612,174
Change in unrealized appreciation (depreciation)
Investments	$(26,574,604)
Translation of assets and liabilities in foreign currencies	2,550
Net unrealized gain (loss) on investments and foreign currency translation		$(26,572,054)
Net realized and unrealized gain (loss) on investments and foreign currency		$(2,959,880)
Change in net assets from operations		$1,606,751

See Notes to Financial Statements

9

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$4,566,631	$4,703,646
Net realized gain (loss) on investments and foreign currency	23,612,174	30,206,095
Net unrealized gain (loss) on investments and foreign currency translation	(26,572,054)	2,819,141
Change in net assets from operations	$1,606,751	$37,728,882
Distributions declared to shareholders
From net investment income	$(8,495,346)	$(5,107,056)
Change in net assets from fund share transactions	$(27,707,892)	$(55,614,359)
Total change in net assets	$(34,596,487)	$(22,992,533)
Net assets
At beginning of period	242,294,462	265,286,995
At end of period (including undistributed net investment income of $4,913,707 and $8,756,990, respectively)	$207,697,975	$242,294,462

See Notes to Financial Statements

10

MFS Global Real Estate Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$14.06	$12.43	$12.54	$9.75	$11.44
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.26	$0.26	$0.25	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	(0.23)	1.68	0.34	2.66	(1.08)
Total from investment operations	$0.06	$1.94	$0.60	$2.91	$(0.87)
Less distributions declared to shareholders
From net investment income	$(0.57)	$(0.31)	$(0.71)	$(0.12)	$(0.82)
Net asset value, end of period (x)	$13.55	$14.06	$12.43	$12.54	$9.75
Total return (%) (k)(r)(s)(x)	0.74	15.62	5.07	29.93	(7.59)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.00	0.98	1.01	1.09	1.15
Expenses after expense reductions (f)	0.94	0.95	0.95	1.05	1.10
Net investment income	2.11	1.93	2.02	2.21	1.89
Portfolio turnover	40	25	34	54	27
Net assets at end of period (000 omitted)	$124,563	$143,090	$151,176	$147,846	$87,924

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$15.77	$13.91	$13.94	$10.84	$12.61
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.25	$0.26	$0.23	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.25)	1.88	0.38	2.96	(1.17)
Total from investment operations	$0.04	$2.13	$0.64	$3.19	$(0.97)
Less distributions declared to shareholders
From net investment income	$(0.53)	$(0.27)	$(0.67)	$(0.09)	$(0.80)
Net asset value, end of period (x)	$15.28	$15.77	$13.91	$13.94	$10.84
Total return (%) (k)(r)(s)(x)	0.47	15.31	4.84	29.47	(7.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.23	1.26	1.34	1.41
Expenses after expense reductions (f)	1.19	1.20	1.20	1.30	1.35
Net investment income	1.84	1.67	1.78	1.88	1.60
Portfolio turnover	40	25	34	54	27
Net assets at end of period (000 omitted)	$83,135	$99,204	$114,111	$113,528	$117,846

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

11

MFS Global Real Estate Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Global Real Estate Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from

12

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$111,777,436	$—	$—	$111,777,436
Hong Kong	—	18,405,707	—	18,405,707
Japan	—	18,179,801	—	18,179,801
United Kingdom	7,984,585	3,438,105	—	11,422,690
Australia	—	9,958,621	—	9,958,621
Singapore	4,222,129	4,675,490	—	8,897,619
Canada	7,785,857	—	—	7,785,857
France	—	6,525,211	—	6,525,211
Germany	2,912,597	3,046,871	—	5,959,468
Other Countries	3,954,421	4,209,374	—	8,163,795
Mutual Funds	271	—	—	271
Total Investments	$138,637,296	$68,439,180	$—	$207,076,476

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $7,256,245 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $12,206,715 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

13

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$8,495,346	$5,107,056

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$196,178,710
Gross appreciation	24,051,792
Gross depreciation	(13,154,026)
Net unrealized appreciation (depreciation)	$10,897,766
Undistributed ordinary income	4,653,017
Undistributed long-term capital gain	3,313,902
Other temporary differences	252,139

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

14

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$5,431,161	$3,264,522
Service Class	3,064,185	1,842,534
Total	$8,495,346	$5,107,056

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $15,862, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser had agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses did not exceed 0.95% of average daily net assets for the Initial Class shares and 1.20% of average daily net assets for the Service Class shares. This written agreement terminated July 31, 2015. For the period January 1, 2015 through July 31, 2015, this reduction amounted to $64,479, which is included in the reduction of total expenses in the Statement of Operations. Effective August 1, 2015, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.92% of average daily net assets for the Initial Class shares and 1.17% of average daily net assets for the Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the period August 1, 2015 through December 31, 2015, this reduction amounted to $66,468, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $4,522, which equated to 0.0020% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $209.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0199% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly

15

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $727 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $89,550,684 and $115,957,568, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	219,873	$3,103,309	243,027	$3,192,041
Service Class	291,958	4,616,426	40,927	616,509
	511,831	$7,719,735	283,954	$3,808,550
Shares issued to shareholders in reinvestment of distributions
Initial Class	429,680	$5,431,161	234,184	$3,264,522
Service Class	214,729	3,064,185	117,734	1,842,534
	644,409	$8,495,346	351,918	$5,107,056
Shares reacquired
Initial Class	(1,634,210)	$(22,801,934)	(2,462,450)	$(33,387,021)
Service Class	(1,357,975)	(21,121,039)	(2,072,905)	(31,142,944)
	(2,992,185)	$(43,922,973)	(4,535,355)	$(64,529,965)
Net change
Initial Class	(984,657)	$(14,267,464)	(1,985,239)	$(26,930,458)
Service Class	(851,288)	(13,440,428)	(1,914,244)	(28,683,901)
	(1,835,945)	$(27,707,892)	(3,899,483)	$(55,614,359)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 27%, 11%, and 7%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $756 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

16

MFS Global Real Estate Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	4,745,202	69,544,418	(74,289,349)	271

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,530	$271

17

MFS Global Real Estate Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Global Real Estate Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Real Estate Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Real Estate Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

18

MFS Global Real Estate Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

19

MFS Global Real Estate Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

20

MFS Global Real Estate Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Richard Gable

21

MFS Global Real Estate Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by MFS. Following shareholder approval, MFS became the investment adviser of the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 2nd quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in

22

MFS Global Real Estate Portfolio

Board Review of Investment Advisory Agreement – continued

December 2012. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund and that MFS has agreed to further reduce such expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

23

MFS Global Real Estate Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

24

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

25

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

26

ANNUAL REPORT

December 31, 2015

MFS® GROWTH ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VGA-ANN

MFS® GROWTH ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Growth Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Growth Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Growth Series	11.0%
MFS Value Series	11.0%
MFS Research Series	10.0%
MFS Mid Cap Growth Series	9.0%
MFS Research International Portfolio	9.0%
MFS Mid Cap Value Portfolio	9.0%
MFS International Value Portfolio	5.0%
MFS Global Real Estate Portfolio	5.0%
MFS International Growth Portfolio	5.0%
MFS Total Return Bond Series	5.0%
MFS High Yield Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	4.9%
MFS Global Governments Portfolio	4.0%
MFS New Discovery Series	2.0%
MFS Limited Maturity Portfolio	2.0%
MFS New Discovery Value Portfolio	2.0%
MFS Emerging Markets Equity Portfolio	1.0%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Growth Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Growth Allocation Portfolio (“fund”) provided a total return of 0.53%, while Service Class shares of the fund provided a total return of 0.30%. These compare with a return of 1.38% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Growth Allocation Portfolio Blended Index (“Blended Index”), generated a return of 1.00%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

The fund underperformed the Blended Index over the reporting period. The fund’s credit emphasis was a primary detractor from relative performance as the global government, high yield and inflation adjusted segments lagged the overall bond market which produced slightly positive returns over the reporting period. Most notably, exposure to inflation adjusted bonds through holdings of the MFS Inflation Adjusted Bond Portfolio dampened relative performance. The fund’s exposure to the MFS Global Governments Portfolio and MFS High Yield Portfolio also held back relative results.

The fund’s U.S. equities segment was an area of relative strength as U.S equities outpaced both international equities and the general bond market. Within U.S. equities, growth stocks outpaced value stocks and large cap securities outperformed mid cap securities. Fund selection was a positive as the MFS Growth Portfolio and the MFS Mid Cap Growth Portfolio outpaced their respective market segments.

International equities were generally flat over the reporting period. Here, holdings of the MFS International Value Portfolio benefited relative performance as the International Value Portfolio outpaced its respective market place during the reporting period.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Growth Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	0.53%	7.13%	8.53%
Service Class	10/01/08	0.30%	6.85%	8.27%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	10.42%
MFS Growth Allocation Portfolio Blended Index (f)(w)		1.00%	8.81%	8.22%
MSCI EAFE Index (f)		(0.39)%	4.07%	4.76%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		0.05%	7.96%	7.16%
Barclays U.S. Aggregate Bond Index (f)		0.55%	3.25%	4.59%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2015, the MFS Growth Allocation Portfolio Blended Index was comprised of 54% Standard & Poor’s 500 Stock Index, 21% Barclays U.S. Aggregate Bond Index, 20% MSCI EAFE Index, and 5% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

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MFS Growth Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Growth Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio		Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.00%	(a)	$1,000.00	$976.25	$0.00	(a)
	Hypothetical (h)	0.00%	(a)	$1,000.00	$1,025.21	$0.00	(a)
Service Class	Actual	0.25%		$1,000.00	$974.70	$1.24
	Hypothetical (h)	0.25%		$1,000.00	$1,023.95	$1.28

(a)	Ratio and expenses paid were less than 0.01% and $0.01, respectively.

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

Notes to Expense Table

Changes to the fund’s operating expenses occurred during the six month period in which custody fees were reduced for a one time prior year billing adjustment. Had these fee changes not been in effect throughout the entire six month period, the annualized expense ratios, the actual expenses paid during the period and the hypothetical expenses paid during the period would have been approximately 0.02%, $0.10 and $0.10 for Initial Class and 0.27%, $1.34 and $1.38 for Service Class, respectively.

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MFS Growth Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – 99.9%
MFS Emerging Markets Equity Portfolio – Initial Class	400,141	$4,637,637
MFS Global Governments Portfolio – Initial Class	1,904,337	18,738,675
MFS Global Real Estate Portfolio – Initial Class	1,741,951	23,603,432
MFS Growth Series – Initial Class	1,292,104	51,903,814
MFS High Yield Portfolio – Initial Class	4,318,327	23,448,517
MFS Inflation-Adjusted Bond Portfolio – Initial Class	2,387,168	23,227,142
MFS International Growth Portfolio – Initial Class	1,874,246	23,559,267
MFS International Value Portfolio – Initial Class	1,051,104	23,607,798
MFS Limited Maturity Portfolio – Initial Class	927,150	9,401,301
MFS Mid Cap Growth Series – Initial Class	5,177,362	42,506,142
MFS Mid Cap Value Portfolio – Initial Class	5,404,298	42,369,693
MFS New Discovery Series – Initial Class	607,496	9,410,111
MFS New Discovery Value Portfolio – Initial Class	994,042	9,373,816
MFS Research International Portfolio – Initial Class	3,064,339	42,441,094
MFS Research Series – Initial Class	1,769,469	47,209,443
MFS Total Return Bond Series – Initial Class	1,804,081	23,453,051
MFS Value Series – Initial Class	2,819,114	51,843,505

Total Underlying Affiliated Funds (Identified Cost, $421,878,322)		$470,734,438

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	422,380	$422,380

Total Investments (Identified Cost, $422,300,702)		$471,156,818

OTHER ASSETS, LESS LIABILITIES – (0.0)%		(12,689)

Net Assets – 100.0%		$471,144,129

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Underlying affiliated funds, at value (identified cost, $422,300,702)	$471,156,818
Receivables for
Investments sold	1,106,068
Fund shares sold	28,882
Other assets	63,155
Total assets		$472,354,923
Liabilities
Payables for
Investments purchased	$142,163
Fund shares reacquired	1,025,740
Payable to affiliates
Administrator	98
Shareholder servicing costs	42
Distribution and/or service fees	6,490
Payable for independent Trustees’ compensation	66
Accrued expenses and other liabilities	36,195
Total liabilities		$1,210,794
Net assets		$471,144,129
Net assets consist of
Paid-in capital	$382,394,937
Unrealized appreciation (depreciation) on investments	48,856,116
Accumulated net realized gain (loss) on investments	28,909,319
Undistributed net investment income	10,983,757
Net assets		$471,144,129
Shares of beneficial interest outstanding		41,807,881

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$2,907,543	258,025	$11.27
Service Class	468,236,586	41,549,856	11.27

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Dividends from underlying affiliated funds		$8,628,025
Expenses
Distribution and/or service fees	1,284,745
Shareholder servicing costs	9,996
Administrative services fee	17,500
Independent Trustees’ compensation	16,127
Custodian fee (a)	(24,301)
Shareholder communications	6,542
Audit and tax fees	35,891
Legal fees	4,378
Miscellaneous	17,709
Total expenses		$1,368,587
Fees paid indirectly	(1)
Net expenses		$1,368,586
Net investment income		$7,259,439
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$9,351,719
Capital gain distributions from underlying affiliated funds	24,394,515
Net realized gain (loss) on investments		$33,746,234
Change in unrealized appreciation (depreciation) on investments		$(38,138,819)
Net realized and unrealized gain (loss) on investments		$(4,392,585)
Change in net assets from operations		$2,866,854

(a)	Custodian fees were reduced due to a billing adjustment of $45,797.

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$7,259,439	$5,874,491
Net realized gain (loss) on investments	33,746,234	39,059,520
Net unrealized gain (loss) on investments	(38,138,819)	(16,027,525)
Change in net assets from operations	$2,866,854	$28,906,486
Distributions declared to shareholders
From net investment income	$(21,514,493)	$(8,241,333)
From net realized gain on investments	(23,595,273)	(9,859,000)
Total distributions declared to shareholders	$(45,109,766)	$(18,100,333)
Change in net assets from fund share transactions	$(27,715,988)	$(91,527,582)
Total change in net assets	$(69,958,900)	$(80,721,429)
Net assets
At beginning of period	541,103,029	621,824,458
At end of period (including undistributed net investment income of $10,983,757 and $21,514,163, respectively)	$471,144,129	$541,103,029

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.42	$12.19	$11.22	$10.70	$12.47
Income (loss) from investment operations
Net investment income (d)(l)	$0.21	$0.16	$0.12	$0.26	$0.16
Net realized and unrealized gain (loss) on investments	(0.19)	0.50	2.28	1.11	(0.64)
Total from investment operations	$0.02	$0.66	$2.40	$1.37	$(0.48)
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.21)	$(0.32)	$(0.30)	$(0.23)
From net realized gain on investments	(0.59)	(0.22)	(1.11)	(0.55)	(1.06)
Total distributions declared to shareholders	$(1.17)	$(0.43)	$(1.43)	$(0.85)	$(1.29)
Net asset value, end of period (x)	$11.27	$12.42	$12.19	$11.22	$10.70
Total return (%) (k)(r)(s)(x)	0.53	5.39	22.56	12.78	(3.66)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.02	0.03	0.03	0.18	0.21
Expenses after expense reductions (f)(h)	N/A	0.03	0.03	N/A	0.21
Net investment income (l)	1.75	1.29	0.98	2.31	1.34
Portfolio turnover	1	1	4	72	16
Net assets at end of period (000 omitted)	$2,908	$2,939	$2,858	$2,971	$2,143

See Notes to Financial Statements

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Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$12.41	$12.19	$11.21	$10.70	$12.47
Income (loss) from investment operations
Net investment income (d)(l)	$0.17	$0.12	$0.08	$0.18	$0.10
Net realized and unrealized gain (loss) on investments	(0.18)	0.50	2.30	1.15	(0.61)
Total from investment operations	$(0.01)	$0.62	$2.38	$1.33	$(0.51)
Less distributions declared to shareholders
From net investment income	$(0.54)	$(0.18)	$(0.29)	$(0.27)	$(0.20)
From net realized gain on investments	(0.59)	(0.22)	(1.11)	(0.55)	(1.06)
Total distributions declared to shareholders	$(1.13)	$(0.40)	$(1.40)	$(0.82)	$(1.26)
Net asset value, end of period (x)	$11.27	$12.41	$12.19	$11.21	$10.70
Total return (%) (k)(r)(s)(x)	0.30	5.04	22.38	12.40	(3.90)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.27	0.28	0.28	0.43	0.46
Expenses after expense reductions (f)(h)	N/A	0.28	0.28	N/A	0.45
Net investment income (l)	1.40	1.00	0.71	1.59	0.86
Portfolio turnover	1	1	4	72	16
Net assets at end of period (000 omitted)	$468,237	$538,164	$618,967	$559,969	$546,019

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.
(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Growth Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Growth Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which

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MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$471,156,818	$—	$—	$471,156,818

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying

14

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as “Other” income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$22,432,725	$10,447,293
Long-term capital gains	22,677,041	7,653,040
Total distributions	$45,109,766	$18,100,333

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$423,646,809
Gross appreciation	58,128,485
Gross depreciation	(10,618,476)
Net unrealized appreciation (depreciation)	$47,510,009
Undistributed ordinary income	12,019,996
Undistributed long-term capital gain	29,219,187

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share

15

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$141,321	$50,294	$145,174	$50,996
Service Class	21,373,172	8,191,039	23,450,099	9,808,004
Total	$21,514,493	$8,241,333	$23,595,273	$9,859,000

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which a fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $9,914, which equated to 0.0019% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $82.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0034% the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,647 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

16

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of shares of underlying funds aggregated $7,456,409 and $81,838,370, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	23,034	$292,615	22,896	$282,675
Service Class	812,377	9,651,387	631,045	7,699,626
	835,411	$9,944,002	653,941	$7,982,301
Shares issued to shareholders in reinvestment of distributions
Initial Class	26,405	$286,495	8,142	$101,290
Service Class	4,127,373	44,823,271	1,446,868	17,999,043
	4,153,778	$45,109,766	1,455,010	$18,100,333
Shares reacquired
Initial Class	(28,048)	$(333,247)	(28,789)	$(355,588)
Service Class	(6,749,110)	(82,436,509)	(9,514,366)	(117,254,628)
	(6,777,158)	$(82,769,756)	(9,543,155)	$(117,610,216)
Net change
Initial Class	21,391	$245,863	2,249	$28,377
Service Class	(1,809,360)	(27,961,851)	(7,436,453)	(91,555,959)
	(1,787,969)	$(27,715,988)	(7,434,204)	$(91,527,582)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,722 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

17

MFS Growth Allocation Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Emerging Markets Equity Portfolio	382,048	30,409	(12,316)	400,141
MFS Global Governments Portfolio	2,033,298	160,756	(289,717)	1,904,337
MFS Global Real Estate Portfolio	1,930,951	130,618	(319,618)	1,741,951
MFS Growth Series	1,502,382	86,511	(296,789)	1,292,104
MFS High Yield Portfolio	4,452,046	389,221	(522,940)	4,318,327
MFS Inflation-Adjusted Bond Portfolio	2,577,297	113,993	(304,122)	2,387,168
MFS Institutional Money Market Portfolio	79,898	26,686,414	(26,343,932)	422,380
MFS International Growth Portfolio	2,037,206	139,289	(302,249)	1,874,246
MFS International Value Portfolio	1,243,253	41,309	(233,458)	1,051,104
MFS Limited Maturity Portfolio	1,051,186	41,245	(165,281)	927,150
MFS Mid Cap Growth Series	5,596,692	594,834	(1,014,164)	5,177,362
MFS Mid Cap Value Portfolio	5,003,638	1,037,831	(637,171)	5,404,298
MFS New Discovery Series	668,782	35,554	(96,840)	607,496
MFS New Discovery Value Portfolio	1,018,510	106,131	(130,599)	994,042
MFS Research International Portfolio	3,301,572	167,118	(404,351)	3,064,339
MFS Research Series	1,865,594	174,769	(270,894)	1,769,469
MFS Total Return Bond Series	1,996,160	111,556	(303,635)	1,804,081
MFS Value Series	2,934,865	293,016	(408,767)	2,819,114

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Emerging Markets Equity Portfolio	$(9,617)	$—	$49,104	$4,637,637
MFS Global Governments Portfolio	(319,183)	—	509,573	18,738,675
MFS Global Real Estate Portfolio	435,113	—	1,041,510	23,603,432
MFS Growth Series	2,736,111	2,997,152	86,126	51,903,814
MFS High Yield Portfolio	(39,001)	—	1,807,786	23,448,517
MFS Inflation-Adjusted Bond Portfolio	(316,140)	—	181,785	23,227,142
MFS Institutional Money Market Portfolio	—	—	225	422,380
MFS International Growth Portfolio	288,395	952,020	396,139	23,559,267
MFS International Value Portfolio	1,235,870	250,241	488,839	23,607,798
MFS Limited Maturity Portfolio	(7,250)	—	138,080	9,401,301
MFS Mid Cap Growth Series	1,908,140	4,392,653	—	42,506,142
MFS Mid Cap Value Portfolio	428,479	7,184,313	441,611	42,369,693
MFS New Discovery Series	(71,202)	303,680	—	9,410,111
MFS New Discovery Value Portfolio	(6,410)	853,106	63,146	9,373,816
MFS Research International Portfolio	692,085	372,058	885,650	42,441,094
MFS Research Series	1,231,772	3,833,552	371,578	47,209,443
MFS Total Return Bond Series	(231,934)	—	869,549	23,453,051
MFS Value Series	1,396,491	3,255,740	1,297,324	51,843,505

	$9,351,719	$24,394,515	$8,628,025	$471,156,818

18

MFS Growth Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Growth Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Growth Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Growth Allocation Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Growth Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

20

MFS Growth Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

21

MFS Growth Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

22

MFS Growth Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in

23

MFS Growth Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was approximately at the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

24

MFS Growth Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $24,945,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 16.24% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2015

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

MFS® Variable Insurance Trust III

VIA-ANN

MFS® INFLATION-ADJUSTED BOND PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Inflation-Adjusted Bond Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Non-U.S. Government Bonds	55.6%
U.S. Treasury Securities	40.1%

Composition including fixed income credit quality (a)(i)
AAA	7.7%
AA	31.0%
A	5.9%
BBB	11.0%
U.S. Government	42.3%
Not Rated	(2.2)%
Cash & Cash Equivalents	2.1%
Other	2.2%

Portfolio facts (i)
Average Duration (d)	7.5
Average Effective Maturity (m)	13.6 yrs.

Issuer country weightings (i)(x)
United States	44.4%
United Kingdom	23.1%
Italy	8.9%
France	7.1%
Japan	5.9%
Germany	2.4%
Canada	2.3%
Spain	2.1%
Australia	1.4%
Other Countries	2.4%

Currency exposure weightings (i)(y)
United States Dollar	45.8%
British Pound Sterling	28.3%
Euro	19.0%
Canadian Dollar	2.1%
Japanese Yen	2.0%
Australian Dollar	1.1%
Swedish Krona	1.1%
New Zealand Dollar	0.4%
Danish Krone	0.2%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Inflation-Adjusted Bond Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Inflation-Adjusted Bond Portfolio (“fund”) provided a total return of –5.04%, while Service Class shares of the fund provided a total return of –5.27%. These compare with a return of –4.70% over the same period for the fund’s benchmark, the Barclays World Government Inflation-Linked Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

During the reporting period, the fund underperformed its benchmark, the Barclays World Government Inflation-Linked Bond Index. The fund’s return derived from yields, which was lower than the benchmark, detracted from relative performance. Timing of the fund’s currency positioning in the euro detracted from relative performance; the fund was significantly short for part of the period when the euro recovered from its significant drop at the beginning of the year. The euro underperformed the US dollar during the entire period. This was partially offset by positive contributions from the fund’s lesser exposure to the New Zealand dollar and Canadian dollar as these currencies also declined relative to the US dollar during the period. The fund’s underweight position in United Kingdom (UK) Gilts aided relative performance as the UK Gilt market underperformed. Yield curve (y) positioning in Europe was a net positive for relative performance, particularly from the fund’s longer-than-benchmark duration (d) positioning as overall yield levels declined in this region. This was partially offset by the fund’s lesser exposure to shifts in the long end (centered around maturities of 10 or more years) where rates increased. Bond selection was another positive factor for relative outperformance.

Respectfully,

Erik Weisman

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

3

MFS Inflation-Adjusted Bond Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	(5.04)%	2.42%	3.43%
Service Class	10/01/08	(5.27)%	2.18%	3.16%

Comparative benchmark
Barclays World Government Inflation-Linked Bond Index (f)		(4.70)%	2.24%	2.97%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays World Government Inflation-Linked Bond Index – measures the performance of the major government inflation-linked bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

4

MFS Inflation-Adjusted Bond Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.55%	$1,000.00	$964.53	$2.72
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80
Service Class	Actual	0.80%	$1,000.00	$962.39	$3.96
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

MFS Inflation-Adjusted Bond Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par		Value ($)

BONDS – 97.5%
International Market Sovereign – 55.4%
Commonwealth of Australia, Inflation Linked Bond, 4%, 8/20/20	AUD	1,634,100	$1,389,448
Commonwealth of Australia, Inflation Linked Bond, 1.25%, 2/21/22	AUD	844,350	644,618
Commonwealth of Australia, Inflation Linked Bond, 3%, 9/20/25	AUD	2,774,842	2,466,807
Commonwealth of Australia, Inflation Linked Bond, 2%, 8/21/35	AUD	843,360	717,122
Federal Republic of Germany, Inflation Linked Bond, 1.75%, 4/15/20	EUR	2,578,506	3,085,241
Federal Republic of Germany, Inflation Linked Bond, 0.1%, 4/15/23	EUR	3,213,522	3,656,114
Federal Republic of Germany, Inflation Linked Bond, 0.5%, 4/15/30	EUR	1,011,610	1,201,773
Federal Republic of Germany, Inflation Linked Bond, 0.1%, 4/15/46	EUR	508,260	558,842
Government of Canada, Inflation Linked Bond, 4.25%, 12/01/21	CAD	1,990,287	1,831,087
Government of Canada, Inflation Linked Bond, 4.25%, 12/01/26	CAD	1,448,210	1,511,405
Government of Canada, Inflation Linked Bond, 4%, 12/01/31	CAD	876,866	990,084
Government of Canada, Inflation Linked Bond, 3%, 12/01/36	CAD	864,472	931,171
Government of Canada, Inflation Linked Bond, 2%, 12/01/41	CAD	1,270,551	1,220,884
Government of Canada, Inflation Linked Bond, 1.5%, 12/01/44	CAD	1,320,312	1,166,048
Government of Canada, Inflation Linked Bond, 1.25%, 12/01/47	CAD	670,560	566,368
Government of France, Inflation Linked Bond, 1.3%, 7/25/19	EUR	1,411,728	1,646,695
Government of France, Inflation Linked Bond, 2.25%, 7/25/20	EUR	2,588,676	3,212,392
Government of France, Inflation Linked Bond, 1.1%, 7/25/22	EUR	3,583,833	4,337,825
Government of France, Inflation Linked Bond, 2.1%, 7/25/23	EUR	3,020,545	3,900,417
Government of France, Inflation Linked Bond, 0.25%, 7/25/24	EUR	1,728,900	1,973,998
Government of France, Inflation Linked Bond, 3.4%, 7/25/29	EUR	3,328,215	5,262,592
Government of France, Inflation Linked Bond, 3.15%, 7/25/32	EUR	1,855,432	2,979,286
Government of France, Inflation Linked Bond, 1.8%, 7/25/40	EUR	1,467,610	2,124,541
Government of Japan, Inflation Linked Bond, 1%, 6/10/16	JPY	337,025,000	2,871,281
Government of Japan, Inflation Linked Bond, 1.3%, 9/10/17	JPY	774,750,000	6,880,865
Government of Japan, Inflation Linked Bond, 1.4%, 3/10/18	JPY	205,000,000	1,847,976

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
Government of Japan, Inflation Linked Bond, 1.4%, 6/10/18	JPY	513,000,000	$4,626,582
Government of Japan, Inflation Linked Bond, 0.1%, 9/10/23	JPY	569,250,000	4,988,486
Government of New Zealand, Inflation Linked Bond, 2%, 9/20/25	NZD	2,587,750	1,731,905
Government of New Zealand, Inflation Linked Bond, 3%, 9/20/30	NZD	1,744,030	1,276,419
Kingdom of Denmark, Inflation Linked Bond, 0.1%, 11/15/23	DKK	17,711,110	2,642,678
Kingdom of Spain, Inflation Linked Bond, 0.55%, 11/30/19	EUR	1,503,735	1,675,529
Kingdom of Spain, Inflation Linked Bond, 1.8%, 11/30/24	EUR	4,661,579	5,550,783
Kingdom of Spain, Inflation Linked Bond, 1%, 11/30/30	EUR	499,870	532,637
Kingdom of Sweden, Inflation Linked Bond, 4%, 12/01/20	SEK	10,692,486	1,585,134
Kingdom of Sweden, Inflation Linked Bond, 3.5%, 12/01/28	SEK	7,972,420	1,397,270
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/19	EUR	4,987,125	5,933,008
Republic of Italy, Inflation Linked Bond, 2.1%, 9/15/21	EUR	4,880,925	5,903,046
Republic of Italy, Inflation Linked Bond, 2.6%, 9/15/23	EUR	5,143,455	6,568,955
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/24	EUR	1,408,540	1,765,052
Republic of Italy, Inflation Linked Bond, 3.1%, 9/15/26	EUR	3,078,959	4,165,929
Republic of Italy, Inflation Linked Bond, 2.35%, 9/15/35	EUR	3,650,271	4,871,550
Republic of Italy, Inflation Linked Bond, 2.55%, 9/15/41	EUR	1,914,405	2,607,930
United Kingdom Treasury, Inflation Linked Bond, 2.5%, 7/17/24	GBP	2,646,723	4,893,253
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/27	GBP	2,897,972	5,234,417
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/29	GBP	2,734,986	4,414,747
United Kingdom Treasury, Inflation Linked Bond, 4.125%, 7/22/30	GBP	1,239,882	3,102,793
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/32	GBP	1,846,677	3,633,902
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 3/22/34	GBP	2,793,900	5,186,352
United Kingdom Treasury, Inflation Linked Bond, 2%, 1/26/35	GBP	2,217,203	4,924,451
United Kingdom Treasury, Inflation Linked Bond, 1.125%, 11/22/37	GBP	2,470,256	5,173,877
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 3/22/40	GBP	2,406,829	4,752,140

6

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

BONDS – continued
International Market Sovereign – continued
United Kingdom Treasury, Inflation Linked Bond, 0.625%, 11/22/42	GB	P2,846,142	$5,823,242
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/44	GBP	1,632,604	2,995,460
United Kingdom Treasury, Inflation Linked Bond, 0.75%, 11/22/47	GBP	2,270,937	5,073,479
United Kingdom Treasury, Inflation Linked Bond, 0.5%, 3/22/50	GBP	2,653,661	5,751,150
United Kingdom Treasury, Inflation Linked Bond, 0.25%, 3/22/52	GBP	1,822,757	3,765,956
United Kingdom Treasury, Inflation Linked Bond, 1.25%, 11/22/55	GBP	2,213,158	6,284,441
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/58	GB	P 1,267,788	2,688,012
United Kingdom Treasury, Inflation Linked Bond, 0.375%, 3/22/62	GBP	2,161,382	5,271,590
United Kingdom Treasury, Inflation Linked Bond, 0.125%, 3/22/68	GBP	1,886,438	4,479,837

			$200,246,872

U.S. Treasury Inflation Protected Securities – 42.1%
U.S. Treasury Bonds, 0.125%, 4/15/17		$1,151,623	$1,149,040
U.S. Treasury Bonds, 1.625%, 1/15/18		3,289,375	3,390,961
U.S. Treasury Bonds, 0.125%, 4/15/20		3,046,230	3,005,206
U.S. Treasury Bonds, 1.125%, 1/15/21		6,138,402	6,322,315
U.S. Treasury Bonds, 0.375%, 7/15/23		7,590,878	7,404,765
U.S. Treasury Bonds, 0.625%, 1/15/24		8,287,403	8,180,959
U.S. Treasury Bonds, 0.125%, 7/15/24		4,967,192	4,709,737
U.S. Treasury Bonds, 0.25%, 1/15/25		4,420,392	4,212,059
U.S. Treasury Bonds, 2.375%, 1/15/25		5,990,864	6,800,055
U.S. Treasury Bonds, 0.375%, 7/15/25		4,472,131	4,322,404
U.S. Treasury Bonds, 2%, 1/15/26		2,823,851	3,131,950
U.S. Treasury Bonds, 2.375%, 1/15/27		1,838,264	2,121,274
U.S. Treasury Bonds, 1.75%, 1/15/28		1,359,790	1,482,859
U.S. Treasury Bonds, 3.625%, 4/15/28		4,281,222	5,586,242
U.S. Treasury Bonds, 2.5%, 1/15/29		3,106,650	3,672,896

Issuer	Shares/Par	Value ($)

BONDS – continued
U.S. Treasury Inflation Protected Securities – continued
U.S. Treasury Bonds, 3.875%, 4/15/29	$5,108,932	$6,926,981
U.S. Treasury Bonds, 3.375%, 4/15/32	937,762	1,265,846
U.S. Treasury Bonds, 2.125%, 2/15/40	2,719,620	3,191,075
U.S. Treasury Bonds, 2.125%, 2/15/41	4,416,111	5,210,367
U.S. Treasury Bonds, 0.75%, 2/15/42	1,612,200	1,410,535
U.S. Treasury Bonds, 0.625%, 2/15/43	5,078,266	4,279,033
U.S. Treasury Bonds, 1.375%, 2/15/44	3,515,954	3,563,662
U.S. Treasury Bonds, 0.75%, 2/15/45	2,643,656	2,295,209
U.S. Treasury Notes, 2.625%, 7/15/17	1,996,337	2,084,519
U.S. Treasury Notes, 0.125%, 4/15/18	6,540,347	6,524,834
U.S. Treasury Notes, 1.375%, 7/15/18	1,102,710	1,141,088
U.S. Treasury Notes, 2.125%, 1/15/19	2,268,242	2,398,816
U.S. Treasury Notes, 0.125%, 4/15/19	7,814,037	7,763,097
U.S. Treasury Notes, 1.875%, 7/15/19	2,227,340	2,360,205
U.S. Treasury Notes, 1.375%, 1/15/20	1,945,228	2,020,528
U.S. Treasury Notes, 1.25%, 7/15/20	6,102,689	6,340,785
U.S. Treasury Notes, 0.625%, 7/15/21	3,395,119	3,413,751
U.S. Treasury Notes, 0.125%, 1/15/22	6,178,637	5,980,316
U.S. Treasury Notes, 0.125%, 7/15/22 (f)	13,394,825	12,971,026
U.S. Treasury Notes, 0.125%, 1/15/23	5,832,936	5,584,861

		$152,219,256

Total Bonds (Identified Cost, $365,630,930)		$352,466,128

MONEY MARKET FUNDS – 2.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	7,727,534	$7,727,534
Total Investments (Identified Cost, $373,358,464)		$360,193,662

OTHER ASSETS, LESS LIABILITIES – 0.4%		1,405,370

NET ASSETS – 100.0%		$361,599,032

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona

7

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Derivative Contracts at 12/31/15

Forward Foreign Currency Exchange Contracts at 12/31/15

Type	Currency	Counterparty	Contracts to Deliver/Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Merrill Lynch International	5,078,340	1/15/16	$3,663,977	$3,698,813	$34,836
SELL	CAD	Citibank N.A.	3,900,000	1/15/16	3,018,445	2,818,578	199,867
SELL	CAD	Deutsche Bank AG	753,152	1/15/16	554,733	544,312	10,421
SELL	CAD	Goldman Sachs International	4,895,000	1/15/16	3,668,884	3,537,676	131,208
SELL	CAD	Merrill Lynch International	1,528,406	1/15/16	1,160,210	1,104,598	55,612
SELL	CAD	Morgan Stanley Capital Services, Inc.	4,927,000	1/15/16	3,684,789	3,560,803	123,986
SELL	DKK	Goldman Sachs International	11,954,130	1/15/16	1,809,578	1,741,287	68,291
BUY	EUR	Goldman Sachs International	9,192,809	1/15/16	9,765,956	9,992,846	226,890
SELL	EUR	Deutsche Bank AG	15,731,748	1/15/16	17,596,804	17,100,859	495,945
SELL	EUR	Goldman Sachs International	6,892,294	1/15/16	7,642,562	7,492,120	150,442
SELL	EUR	Merrill Lynch International	1,670,111	1/15/16	1,859,126	1,815,459	43,667
SELL	GBP	Barclays Bank PLC	535,000	1/15/16	812,377	788,720	23,657
SELL	GBP	Deutsche Bank AG	2,807,000	1/15/16	4,233,686	4,138,199	95,487
SELL	GBP	Goldman Sachs International	1,690,000	1/15/16	2,575,959	2,491,470	84,489
SELL	GBP	Merrill Lynch International	96,000	1/15/16	142,793	141,527	1,266
BUY	JPY	Barclays Bank PLC	452,563,000	1/15/16	3,680,831	3,766,160	85,329
BUY	JPY	Morgan Stanley Capital Services, Inc.	91,303,000	1/15/16	740,549	759,810	19,261
SELL	JPY	Credit Suisse Group	1,686,025,944	1/15/16	14,085,489	14,030,851	54,638
BUY	NZD	Goldman Sachs International	5,983,823	1/15/16	3,939,287	4,090,331	151,044
BUY	NZD	Westpac Banking Corp.	7,426,000	1/15/16	4,872,830	5,076,152	203,322
BUY	SEK	Goldman Sachs International	32,456,059	1/15/16	3,821,163	3,845,946	24,783
BUY	SEK	Morgan Stanley Capital Services, Inc.	31,283,000	1/15/16	3,694,152	3,706,942	12,790
SELL	SEK	Barclays Bank PLC	32,340,000	1/15/16	3,909,568	3,832,193	77,375

							$2,374,606

Liability Derivatives
BUY	AUD	Goldman Sachs International	1,304,000	1/15/16	$951,145	$949,770	$(1,375)
SELL	AUD	Goldman Sachs International	4,143,000	1/15/16	2,997,632	3,017,558	(19,926)
SELL	AUD	Westpac Banking Corp.	3,701,541	1/15/16	2,659,039	2,696,021	(36,982)
BUY	CAD	Citibank N.A.	1,232,000	1/15/16	951,025	890,381	(60,644)
BUY	CAD	Goldman Sachs International	12,942,051	1/15/16	9,731,904	9,353,378	(378,526)
BUY	CAD	Merrill Lynch International	980,199	1/15/16	747,670	708,402	(39,268)
SELL	CAD	Citibank N.A.	249,000	1/15/16	178,282	179,955	(1,673)
SELL	DKK	Deutsche Bank AG	1,237,000	1/15/16	179,352	180,186	(834)
BUY	EUR	BNP Paribas S.A.	1,706,000	1/15/16	1,856,780	1,854,471	(2,309)
BUY	EUR	Goldman Sachs International	4,984,286	1/15/16	5,659,591	5,418,061	(241,530)
BUY	EUR	JPMorgan Chase Bank N.A.	3,318,000	1/15/16	3,768,793	3,606,761	(162,032)
BUY	EUR	Royal Bank of Scotland Group PLC	3,803,000	1/15/16	4,239,685	4,133,969	(105,716)
SELL	EUR	Royal Bank of Scotland Group PLC	3,398,000	1/15/16	3,645,721	3,693,723	(48,002)
BUY	GBP	BNP Paribas S.A.	12,860,447	1/15/16	19,569,382	18,959,418	(609,964)
BUY	GBP	Deutsche Bank AG	1,589,691	1/15/16	2,435,802	2,343,590	(92,212)
BUY	GBP	Goldman Sachs International	3,388,087	1/15/16	5,158,400	4,994,862	(163,538)
SELL	JPY	Goldman Sachs International	80,430,000	1/15/16	659,494	669,326	(9,832)
SELL	JPY	Morgan Stanley Capital Services, Inc.	452,616,000	1/15/16	3,737,256	3,766,602	(29,346)
SELL	NZD	Citibank N.A.	2,828,000	1/15/16	1,910,453	1,933,121	(22,668)
SELL	NZD	Goldman Sachs International	11,302,000	1/15/16	7,514,120	7,725,649	(211,529)
SELL	NZD	Westpac Banking Corp.	1,726,518	1/15/16	1,137,646	1,180,187	(42,541)
BUY	SEK	Goldman Sachs International	7,539,461	1/15/16	916,501	893,404	(23,097)
SELL	SEK	Goldman Sachs International	31,240,000	1/15/16	3,686,477	3,701,847	(15,370)

							$(2,318,914)

8

MFS Inflation-Adjusted Bond Portfolio

Portfolio of Investments – continued

Futures Contracts at 12/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	62	$7,806,188	March - 2016	$31,660

At December 31, 2015, the fund had cash collateral of $260,000 and liquid securities with an aggregate value of $92,140 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted cash” in the Statement of Assets and Liabilities.

See Notes to Financial Statements

9

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $365,630,930)	$352,466,128
Underlying affiliated funds, at cost and value	7,727,534
Total investments, at value (identified cost, $373,358,464)	$360,193,662
Restricted cash	260,000
Receivables for
Forward foreign currency exchange contracts	2,374,606
Fund shares sold	48,069
Interest	1,265,801
Other assets	3,194
Total assets		$364,145,332
Liabilities
Payable to custodian	$2,906
Payables for
Forward foreign currency exchange contracts	2,318,914
Daily variation margin on open futures contracts	15,500
Fund shares reacquired	130,006
Payable to affiliates
Investment adviser	10,080
Shareholder servicing costs	24
Distribution and/or service fees	2,426
Payable for independent Trustees’ compensation	47
Accrued expenses and other liabilities	66,397
Total liabilities		$2,546,300
Net assets		$361,599,032
Net assets consist of
Paid-in capital	$382,018,724
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(13,088,127)
Accumulated net realized gain (loss) on investments and foreign currency	(7,260,057)
Accumulated distributions in excess of net investment income	(71,508)
Net assets		$361,599,032
Shares of beneficial interest outstanding		37,290,438

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$184,690,514	18,981,358	$9.73
Service Class	176,908,518	18,309,080	9.66

See Notes to Financial Statements

10

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net Investment loss
Income
Interest	$1,735,796
Dividends from underlying affiliated funds	26,864
Total investment income		$1,762,660
Expenses
Management fee	$2,005,524
Distribution and/or service fees	496,381
Shareholder servicing costs	5,845
Administrative services fee	72,406
Independent Trustees’ compensation	9,810
Custodian fee	69,107
Shareholder communications	23,583
Audit and tax fees	39,741
Legal fees	3,422
Miscellaneous	16,946
Total expenses		$2,742,765
Fees paid indirectly	(3)
Reduction of expenses by investment adviser	(27,826)
Net expenses		$2,714,936
Net investment loss		$(952,276)
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$(3,026,990)
Futures contracts	77,952
Foreign currency	2,085,359
Net realized gain (loss) on investments and foreign currency		$(863,679)
Change in unrealized appreciation (depreciation)
Investments	$(16,971,544)
Futures contracts	31,660
Translation of assets and liabilities in foreign currencies	(1,507,601)
Net unrealized gain (loss) on investments and foreign currency translation		$(18,447,485)
Net realized and unrealized gain (loss) on investments and foreign currency		$(19,311,164)
Change in net assets from operations		$(20,263,440)

See Notes to Financial Statements

11

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income (loss)	$(952,276)	$2,810,952
Net realized gain (loss) on investments and foreign currency	(863,679)	(1,808,103)
Net unrealized gain (loss) on investments and foreign currency translation	(18,447,485)	16,092,747
Change in net assets from operations	$(20,263,440)	$17,095,596
Distributions declared to shareholders
From net investment income	$(2,265,802)	$(3,430,180)
Change in net assets from fund share transactions	$(47,303,509)	$(61,164,878)
Total change in net assets	$(69,832,751)	$(47,499,462)
Net assets
At beginning of period	431,431,783	478,931,245
At end of period (including accumulated distributions in excess of net investment income of $71,508 and undistributed net investment income of $713,726, respectively)	$361,599,032	$431,431,783

See Notes to Financial Statements

12

MFS Inflation-Adjusted Bond Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.32	$10.04	$11.29	$11.34	$10.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.01)	$0.08	$0.02	$0.10	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	(0.51)	0.29	(0.61)	0.76	1.00
Total from investment operations	$(0.52)	$0.37	$(0.59)	$0.86	$1.25
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.09)	$—	$(0.10)	$(0.26)
From net realized gain on investments	—	—	(0.66)	(0.81)	(0.29)
Total distributions declared to shareholders	$(0.07)	$(0.09)	$(0.66)	$(0.91)	$(0.55)
Net asset value, end of period (x)	$9.73	$10.32	$10.04	$11.29	$11.34
Total return (%) (k)(r)(s)(x)	(5.04)	3.71	(5.07)	7.74	11.90
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.55	0.56	0.65	0.66
Expenses after expense reductions (f)	0.55	0.54	0.56	N/A	0.65
Net investment income (loss)	(0.11)	0.72	0.22	0.87	2.23
Portfolio turnover	44	24	51	520	430
Net assets at end of period (000 omitted)	$184,691	$214,183	$230,805	$227,553	$264,474

See Notes to Financial Statements

13

MFS Inflation-Adjusted Bond Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013		2012	2011
Net asset value, beginning of period	$10.24	$9.96	$11.23		$11.31	$10.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$0.05	$(0.00	)(w)	$0.07	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	(0.50)	0.29	(0.61)		0.75	1.03
Total from investment operations	$(0.54)	$0.34	$(0.61)		$0.82	$1.23
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.06)	$—		$(0.09)	$(0.24)
From net realized gain on investments	—	—	(0.66)		(0.81)	(0.29)
Total distributions declared to shareholders	$(0.04)	$(0.06)	$(0.66)		$(0.90)	$(0.53)
Net asset value, end of period (x)	$9.66	$10.24	$9.96		$11.23	$11.31
Total return (%) (k)(r)(s)(x)	(5.27)	3.43	(5.28)		7.42	11.70
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.80	0.81		0.90	0.91
Expenses after expense reductions (f)	0.80	0.79	0.81		N/A	0.90
Net investment income (loss)	(0.37)	0.46	(0.00	)(w)	0.61	1.78
Portfolio turnover	44	24	51		520	430
Net assets at end of period (000 omitted)	$176,909	$217,249	$248,127		$303,846	$280,788

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS Inflation-Adjusted Bond Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Inflation-Adjusted Bond Portfolio (the fund) is a non-diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of

15

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$152,219,256	$—	$152,219,256
Non-U.S. Sovereign Debt	—	200,246,872	—	200,246,872
Mutual Funds	7,727,534	—	—	7,727,534
Total Investments	$7,727,534	$352,466,128	$—	$360,193,662

Other Financial Instruments
Futures Contracts	$31,660	$—	$—	$31,660
Forward Foreign Currency Exchange Contracts	—	55,692	—	55,692

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund also invests in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

16

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$31,660	$—
Foreign Exchange	Forward Foreign Currency Exchange	2,374,606	(2,318,914)
Total		$2,406,266	$(2,318,914)

(a)	The value of futures contracts agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$77,952	$—
Foreign Exchange	—	2,188,646
Total	$77,952	$2,188,646

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$31,660	$—
Foreign Exchange	—	(1,535,744)
Total	$31,660	$(1,535,744)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of December 31, 2015:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(15,500)
Forward Foreign Currency Exchange Contracts	2,374,606	(2,318,914)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$2,374,606	$(2,334,414)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	54,638	(781,491)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$2,319,968	$(1,552,923)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts which is presented in the tables that follow the fund’s Portfolio of Investments.

17

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at December 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$186,361	$—	$—	$—	$186,361
Citibank N.A.	199,867	(84,985)	—	—	114,882
Deutsche Bank AG	601,853	(93,046)	—	(508,807)	—
Goldman Sachs International	837,147	(837,147)	—	—	—
Merrill Lynch International	135,381	(39,268)	—	—	96,113
Morgan Stanley Capital Services, Inc.	156,037	(29,346)	—	—	126,691
Westpac Banking Corp.	203,322	(79,523)	—	—	123,799
Total	$2,319,968	$(1,163,315)	$—	$(508,807)	$647,846

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at December 31, 2015:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(84,985)	$84,985	$—	$—	$—
Deutsche Bank AG	(93,046)	93,046	—	—	—
Goldman Sachs International	(1,064,723)	837,147	—	—	(227,576)
JPMorgan Chase Bank N.A.	(162,032)	—	—	162,032	—
Merrill Lynch International	(39,268)	39,268	—	—	—
Morgan Stanley Capital Services, Inc.	(29,346)	29,346	—	—	—
Westpac Banking Corp.	(79,523)	79,523	—	—	—
Total	$(1,552,923)	$1,163,315	$—	$162,032	$(227,576)

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

18

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and U.S. Treasury Income Protection Securities deflationary income adjustment.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$2,265,802	$3,430,180

19

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$374,406,197
Gross appreciation	8,273,254
Gross depreciation	(22,485,789)
Net unrealized appreciation (depreciation)	$(14,212,535)
Capital loss carryforwards	(5,887,426)
Other temporary differences	(319,731)

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(4,593,595)
Long-Term	(1,293,831)
Total	$(5,887,426)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$1,433,330	$2,011,219
Service Class	832,472	1,418,961
Total	$2,265,802	$3,430,180

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $27,826, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $5,713, which equated to 0.0014% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $132.

20

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0181% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,302 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$96,118,356	$74,443,401
Investments (non-U.S. Government securities)	$77,523,838	$91,073,473

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	211,355	$2,137,002	325,231	$3,326,715
Service Class	1,028,392	10,307,083	709,444	7,334,743
	1,239,747	$12,444,085	1,034,675	$10,661,458
Shares issued to shareholders in reinvestment of distributions
Initial Class	140,937	$1,433,330	189,917	$2,011,219
Service Class	82,423	832,472	134,754	1,418,961
	223,360	$2,265,802	324,671	$3,430,180
Shares reacquired
Initial Class	(2,130,068)	$(21,647,750)	(2,751,116)	$(28,695,208)
Service Class	(4,014,791)	(40,365,646)	(4,545,696)	(46,561,308)
	(6,144,859)	$(62,013,396)	(7,296,812)	$(75,256,516)
Net change
Initial Class	(1,777,776)	$(18,077,418)	(2,235,968)	$(23,357,274)
Service Class	(2,903,976)	(29,226,091)	(3,701,498)	(37,807,604)
	(4,681,752)	$(47,303,509)	(5,937,466)	$(61,164,878)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Conservative Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 25%, 19%, and 6%, respectively, of the value of outstanding voting shares of the fund.

21

MFS Inflation-Adjusted Bond Portfolio

Notes to Financial Statements – continued

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,339 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	61,422,754	130,207,036	(183,902,256)	7,727,534

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$26,864	$7,727,534

22

MFS Inflation-Adjusted Bond Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Inflation-Adjusted Bond Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Inflation-Adjusted Bond Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Inflation-Adjusted Bond Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

23

MFS Inflation-Adjusted Bond Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

24

MFS Inflation-Adjusted Bond Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

25

MFS Inflation-Adjusted Bond Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Erik Weisman

26

MFS Inflation-Adjusted Bond Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by BlackRock Financial Management, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 1st quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 2nd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

27

MFS Inflation-Adjusted Bond Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was approximately at the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

28

MFS Inflation-Adjusted Bond Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

29

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

30

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

31

ANNUAL REPORT

December 31, 2015

MFS® LIMITED MATURITY PORTFOLIO

MFS® Variable Insurance Trust III

VLT-ANN

MFS® LIMITED MATURITY PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Limited Maturity Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

MFS Limited Maturity Portfolio

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Investment Grade Corporates	69.7%
Asset-Backed Securities	12.7%
Non-U.S. Government Bonds	6.7%
U.S. Treasury Securities	3.4%
Mortgage-Backed Securities	3.4%
Emerging Markets Bonds	3.3%
U.S. Government Agencies	1.9%
Commercial Mortgage-Backed Securities	0.9%
Collateralized Debt Obligations	0.7%
Residential Mortgage-Backed Securities	0.6%
High Yield Corporates	0.2%

Composition including fixed income credit quality (a)(i)
AAA	19.4%
AA	14.4%
A	27.9%
BBB	32.4%
BB	0.2%
Federal Agencies	5.3%
Not Rated	3.9%
Cash & Cash Equivalents	(0.1)%
Other	(3.4)%

Portfolio facts (i)
Average Duration (d)	1.4
Average Effective Maturity (m)	1.7 yrs.

Issuer country weightings (i)(x)
United States	61.8%
Netherlands	4.4%
United Kingdom	4.2%
Sweden	4.0%
France	3.7%
Japan	3.2%
Norway	3.1%
Canada	3.1%
Germany	2.4%
Other Countries	10.1%

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.

From time to time Cash & Cash Equivalents may be negative due to timing of cash receipts.

From time to time Other may be negative due to equivalent exposure from currency derivatives and/or offsets to derivative positions.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

MFS Limited Maturity Portfolio

Portfolio Composition – continued

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

MFS Limited Maturity Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Limited Maturity Portfolio (“fund”) provided a total return of 0.48%, while Service Class shares of the fund provided a total return of 0.28%. These compare with a return of 0.65% over the same period for the fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

During the reporting period, the fund’s greater exposure to “BBB” rated (r) securities detracted from performance relative to the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Strong bond selection in the industrials and CMBS sectors and a greater exposure to the finance sector contributed to relative returns.

Respectfully,

James Calmas

Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

MFS Limited Maturity Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	0.48%	0.95%	1.80%
Service Class	3/07/08	0.28%	0.68%	1.54%

Comparative benchmark
Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		0.65%	0.98%	1.76%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

MFS Limited Maturity Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

MFS Limited Maturity Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.45%	$1,000.00	$999.88	$2.27
	Hypothetical (h)	0.45%	$1,000.00	$1,022.94	$2.29
Service Class	Actual	0.70%	$1,000.00	$997.89	$3.53
	Hypothetical (h)	0.70%	$1,000.00	$1,021.68	$3.57

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MFS Limited Maturity Portfolio

PORTFOLIO OF INVESTMENTS 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
BONDS – 99.7%
Asset-Backed & Securitized – 14.9%
AmeriCredit Automobile Receivables Trust, 2014-2, “A2B”, FRN, 0.555%, 10/10/17	$369,716	$369,599
AmeriCredit Automobile Receivables Trust, 2015-1, “A2A”, 0.77%, 4/09/18	1,053,340	1,051,766
AmeriCredit Automobile Receivables Trust, 2015-3, “A2A”, 1.07%, 1/08/19	2,140,000	2,134,239
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/22 (n)	773,170	770,681
Babson Ltd., CLO, “A1”, FRN, 0.54%, 1/18/21 (z)	780,564	771,266
BMW Vehicle Lease Trust, 2015-1, “A2B”, FRN, 0.722%, 2/21/17	2,563,400	2,562,323
Carmax Auto Owner Trust, 2014-4, “A2A”, 0.67%, 2/15/18	1,598,667	1,596,692
Cent CDO XI Ltd., “A1”, FRN, 0.582%, 4/25/19 (n)	1,817,968	1,790,398
Chesapeake Funding LLC, “A”, FRN, 0.718%, 1/07/25 (n)	1,698,377	1,697,642
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 0.768%, 2/07/27 (n)	2,140,000	2,132,164
Chrysler Capital Auto Receivables Trust, 2015-AA, “A2”, 0.81%, 11/15/17 (n)	2,498,905	2,497,431
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/49	897,372	912,451
CNH Equipment Trust, “A2”, 0.63%, 12/15/17	1,075,897	1,074,924
CNH Wholesale Master Note Trust, “A”, FRN, 0.93%, 8/15/19 (n)	4,280,000	4,274,639
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/23 (n)	2,683,000	2,666,009
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.948%, 9/15/39	1,227,939	1,277,997
CWCapital Cobalt Ltd., “A4”, FRN, 5.766%, 5/15/46	1,652,937	1,716,498
DT Auto Owner Trust, 0.98%, 4/16/18 (n)	827,299	825,685
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/19 (n)	1,941,044	1,934,875
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/19 (n)	1,056,572	1,054,531
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/19 (n)	1,550,729	1,543,800
FDIC Stuctured Sale Guaranteed Notes, “1-A”, FRN, 0.793%, 2/25/48 (n)	261,305	261,360
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/25 (n)	1,104,000	1,113,083
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/26 (n)	3,515,000	3,509,890
Ford Credit Floorplan Master Owner Trust, “A”, 1.92%, 1/15/19	2,310,000	2,321,014
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 0.73%, 1/15/20	1,500,000	1,495,992
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.782%, 7/20/19	3,210,000	3,205,478

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
GM Financial Automobile Leasing Trust, 2014-2A, “A2”, 0.73%, 2/20/17 (n)	$1,046,873	$1,045,581
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/18	2,150,000	2,137,800
GO Financial Auto Securitization Trust, 2015-1, “A”, 1.81%, 3/15/18 (n)	1,249,899	1,247,900
GO Financial Auto Securitization Trust, 2015-2, “A”, 3.27%, 11/15/18 (z)	1,622,397	1,620,298
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.75%, 6/17/21 (z)	461,746	459,445
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 0.843%, 12/10/27 (n)	2,237,246	2,232,729
Honda Auto Receivables Owner Trust, 2015-1, “A2”, 0.7%, 6/15/17	1,381,872	1,380,515
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/17 (n)	3,745,303	3,739,565
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/18	1,810,000	1,806,539
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/49	2,364,151	2,412,789
Kingsland III Ltd., “A1”, CDO, FRN, 0.597%, 8/24/21 (n)	725,628	721,399
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.711%, 5/15/21 (z)	799,653	793,814
Kubota Credit Owner Trust, 2014-1A, “A2”, 0.58%, 2/15/17 (n)	298,592	298,415
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/17 (n)	2,406,395	2,401,787
Lanark Master Issuer PLC, “1-A”, FRN, 1.777%, 12/22/54	2,778,154	2,781,141
Mercedes-Benz Auto Lease Trust, 2015-A, “A2B”, FRN, 0.65%, 2/15/17	1,512,429	1,511,661
Mercedes-Benz Auto Lease Trust, 2015-B, “A2A”, 1%, 1/16/18	2,530,000	2,523,811
Motor PLC, 2014-1A, “A1”, FRN, 0.901%, 8/25/21 (n)	647,648	646,934
Motor PLC, 2015-1A, “A1”, FRN, 1.021%, 6/25/22 (n)	2,658,000	2,649,657
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.882%, 11/25/25 (z)	1,086,767	1,085,681
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/19 (n)	3,702,000	3,682,820
Nissan Master Owner Trust Receivables 2015, “A-1”, FRN, 0.73%, 1/15/20	3,990,000	3,993,037
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/32 (n)	1,787,188	1,765,975
SLM Student Loan Trust, “A-4”, FRN, 0.399%, 10/25/21	1,144,244	1,140,996
Student Loan Consolidation Center, “A”, FRN, 1.641%, 10/25/27 (n)	1,004,076	1,006,252
Suntrust Auto Receivables Trust, 0.99%, 6/15/18 (n)	3,160,000	3,158,145

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Asset-Backed & Securitized – continued
Toyota Auto Receivables Owner Trust, 2015-A, “A2”, 0.71%, 7/17/17	$1,570,209	$1,568,874
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 1.6%, 5/17/32 (n)	1,270,000	1,243,880
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.752%, 7/22/19 (n)	4,620,000	4,568,694
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/23 (n)	926,207	921,934

		$103,110,495

Automotive – 4.9%
American Honda Finance Corp., FRN, 0.823%, 10/07/16	$2,000,000	$2,003,666
Daimler Finance North America LLC, 2.4%, 4/10/17 (n)	1,800,000	1,809,466
Daimler Finance North America LLC, FRN, 1.008%, 8/01/16 (n)	3,820,000	3,818,090
Ford Motor Credit Co. LLC, 8%, 12/15/16	3,500,000	3,699,822
Ford Motor Credit Co. LLC, FRN, 1.258%, 1/09/18	1,940,000	1,920,530
Harley-Davidson Financial Services, Inc., 3.875%, 3/15/16 (n)	2,841,000	2,859,873
Hyundai Capital America, 2.4%, 10/30/18 (n)	1,820,000	1,814,518
Hyundai Capital America, 2%, 3/19/18 (n)	2,863,000	2,829,148
Nissan Motor Acceptance Corp., FRN, 1.303%, 9/26/16 (n)	3,480,000	3,479,301
Nissan Motor Acceptance Corp., FRN, 0.972%, 3/03/17 (n)	1,890,000	1,885,175
Toyota Motor Credit Corp., FRN, 0.705%, 1/17/19	3,370,000	3,343,606
Volkswagen Group of America Finance LLC, FRN, 0.747%, 5/23/17 (n)	2,090,000	2,027,641
Volkswagen Group of America Finance LLC, FRN, 0.809%, 11/20/17 (n)	1,080,000	1,037,790
Volkswagen International Finance N.V., 1.125%, 11/18/16 (n)	1,620,000	1,600,348

		$34,128,974

Banks & Diversified Financials (Covered Bonds) – 2.0%
Bank of Nova Scotia, 1.75%, 3/22/17 (n)	$1,200,000	$1,205,953
Bank of Scotland PLC, 5.25%, 2/21/17 (n)	3,900,000	4,065,996
Royal Bank of Canada, 1.125%, 7/22/16	1,450,000	1,450,867
SpareBank 1 Boligkreditt A.S., 2.625%, 5/27/16 (n)	2,900,000	2,916,669
SpareBank 1 Boligkreditt A.S., 2.3%, 6/30/17 (n)	4,100,000	4,142,353

		$13,781,838

Broadcasting – 0.2%
SES Global Americas Holdings GP, 2.5%, 3/25/19 (n)	$1,141,000	$1,125,562

Brokerage & Asset Managers – 0.4%
Intercontinental Exchange, Inc., 2.75%, 12/01/20	$2,516,000	$2,516,425

Issuer	Shares/Par	Value ($)
BONDS – continued
Business Services – 0.8%
Cisco Systems, Inc., FRN, 0.702%, 3/03/17	$3,850,000	$3,850,335
Fidelity National Information Services, Inc., 2.85%, 10/15/18	1,600,000	1,605,677

		$5,456,012

Cable TV – 0.1%
NBCUniversal Enterprise Co., FRN, 0.857%, 4/15/16 (n)	$1,000,000	$999,482

Chemicals – 1.1%
CF Industries, Inc., 6.875%, 5/01/18	$2,348,000	$2,544,150
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/18 (n)	2,350,000	2,320,839
Dow Chemical Co., 8.55%, 5/15/19	1,570,000	1,850,983
LyondellBasell Industries N.V., 5%, 4/15/19	950,000	1,010,583

		$7,726,555

Computer Software – 0.6%
Microsoft Corp., 2%, 11/03/20	$4,379,000	$4,380,721

Computer Software – Systems – 0.3%
Apple, Inc., FRN, 0.584%, 5/03/18	$2,030,000	$2,025,749

Conglomerates – 0.9%
ABB Finance (USA), Inc., 1.625%, 5/08/17	$930,000	$930,661
ABB Treasury Center (USA), Inc., 2.5%, 6/15/16 (n)	3,860,000	3,879,242
Roper Industries, Inc., 1.85%, 11/15/17	1,299,000	1,292,285

		$6,102,188

Consumer Products – 1.0%
Mattel, Inc., 1.7%, 3/15/18	$1,232,000	$1,215,828
Newell Rubbermaid, Inc., 2.875%, 12/01/19	3,470,000	3,348,751
Reckitt Benckiser PLC, 2.125%, 9/21/18 (n)	2,480,000	2,457,234

		$7,021,813

Consumer Services – 0.3%
Experian Finance PLC, 2.375%, 6/15/17 (n)	$1,788,000	$1,778,883

Electrical Equipment – 0.6%
Amphenol Corp., 1.55%, 9/15/17	$1,230,000	$1,223,825
Arrow Electronics, Inc., 3%, 3/01/18	919,000	918,246
Molex Electronic Technologies LLC, 2.878%, 4/15/20 (n)	2,430,000	2,367,646

		$4,509,717

Electronics – 1.0%
Lam Research Corp., 2.75%, 3/15/20	$1,243,000	$1,202,534
Tyco Electronics Group S.A., 2.375%, 12/17/18	971,000	969,789
Tyco Electronics Group S.A., FRN, 0.523%, 1/29/16	3,120,000	3,119,039
Xilinx, Inc., 2.125%, 3/15/19	1,490,000	1,477,052

		$6,768,414

Emerging Market Quasi-Sovereign – 1.4%
CNOOC Finance (2013) Ltd., 1.125%, 5/09/16	$2,410,000	$2,405,944
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/19 (z)	2,022,000	2,014,418

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Emerging Market Quasi-Sovereign – continued
Korea Development Bank, 1%, 1/22/16	$2,770,000	$2,769,601
Petroleos Mexicanos, 3.125%, 1/23/19	487,000	471,119
State Grid International Development Co. Ltd., 1.75%, 5/22/18 (n)	2,429,000	2,408,035

		$10,069,117

Energy – Independent – 0.3%
Anadarko Petroleum Corp., 6.375%, 9/15/17	$1,100,000	$1,153,461
Canadian Natural Resources Ltd., FRN, 0.978%, 3/30/16	990,000	987,803

		$2,141,264

Energy – Integrated – 1.7%
BG Energy Capital PLC, 2.875%, 10/15/16 (n)	$2,900,000	$2,931,201
BP Capital Markets PLC, 2.521%, 1/15/20	1,371,000	1,366,581
Chevron Corp., 0.889%, 6/24/16	1,170,000	1,170,273
Shell International Finance B.V., FRN, 0.571%, 11/15/16	3,280,000	3,277,560
Total Capital International S.A., 1.5%, 2/17/17	2,900,000	2,905,130

		$11,650,745

Financial Institutions – 0.5%
General Electric Capital Corp., FRN, 0.55%, 1/14/16	$660,000	$659,978
LeasePlan Corp. N.V., 2.5%, 5/16/18 (n)	2,949,000	2,904,432

		$3,564,410

Food & Beverages – 4.9%
Anheuser-Busch InBev S.A., 1.375%, 7/15/17	$2,700,000	$2,690,969
Diageo Capital PLC, 1.5%, 5/11/17	2,000,000	1,998,916
General Mills, Inc., FRN , 0.623%, 1/29/16	1,650,000	1,649,786
H.J. Heinz Co., 1.6%, 6/30/17 (n)	2,710,000	2,702,344
Ingredion, Inc., 1.8%, 9/25/17	1,950,000	1,932,327
J.M. Smucker Co., 1.75%, 3/15/18	960,000	955,542
Kellogg Co., 4.45%, 5/30/16	690,000	699,072
Kraft Foods Group, Inc., 6.125%, 8/23/18	1,800,000	1,976,321
Mead Johnson Nutrition Co., 3%, 11/15/20	700,000	700,103
Molson Coors Brewing Co., 2%, 5/01/17	2,854,000	2,854,765
PepsiCo, Inc., 2.5%, 5/10/16	2,600,000	2,615,837
Pernod-Ricard S.A., 2.95%, 1/15/17 (n)	4,060,000	4,110,649
Tyson Foods, Inc., 6.6%, 4/01/16	3,320,000	3,363,950
Tyson Foods, Inc., 2.65%, 8/15/19	968,000	968,778
Want Want China Finance Co., 1.875%, 5/14/18 (n)	1,970,000	1,931,585
Wm. Wrigley Jr. Co., 1.4%, 10/21/16 (n)	2,289,000	2,286,622
Wm. Wrigley Jr. Co., 2.4%, 10/21/18 (n)	334,000	334,921

		$33,772,487

Food & Drug Stores – 0.5%
CVS Health Corp., 1.2%, 12/05/16	$830,000	$830,138
CVS Health Corp., 5.75%, 6/01/17	1,333,000	1,411,440
CVS Health Corp., 1.9%, 7/20/18	1,000,000	999,485

		$3,241,063

Issuer	Shares/Par	Value ($)
BONDS – continued
Gaming & Lodging – 0.4%
Wyndham Worldwide Corp., 2.95%, 3/01/17	$2,526,000	$2,541,439

Insurance – 1.9%
American International Group, Inc., 2.3%, 7/16/19	$2,327,000	$2,307,551
MetLife Global Funding I, FRN, 0.7%, 4/10/17 (n)	4,770,000	4,773,978
Metropolitan Life Global Funding I, 2%, 4/14/20 (n)	2,660,000	2,606,696
Prudential Financial, Inc., FRN, 1.141%, 8/15/18	1,500,000	1,499,429
Voya Financial, Inc., 2.9%, 2/15/18	1,645,000	1,663,079

		$12,850,733

Insurance – Health – 0.3%
UnitedHealth Group, Inc., 1.45%, 7/17/17	$2,060,000	$2,060,019

Insurance – Property & Casualty – 0.2%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/19	$1,740,000	$1,736,490

International Market Quasi-Sovereign – 5.7%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/18 (n)	$4,000,000	$3,994,283
Dexia Credit Local S.A., 1.25%, 10/18/16 (n)	3,220,000	3,223,961
Dexia Credit Local S.A., 2.25%, 1/30/19 (n)	1,390,000	1,399,048
Electricite de France, 2.15%, 1/22/19 (n)	2,500,000	2,488,383
FMS Wertmanagement, 0.625%, 4/18/16	2,310,000	2,308,845
KFW Government Development Banks, 1.125%, 11/16/18	1,180,000	1,167,938
Kommunalbanken A.S., 1%, 3/15/18 (n)	5,000,000	4,954,120
Municipality Finance PLC, 2.375%, 5/16/16	2,350,000	2,364,319
Nederlandse Waterschapsbank N.V., 0.75%, 3/29/16 (n)	3,570,000	3,570,603
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/18 (n)	1,520,000	1,520,714
Statoil A.S.A., 7.375%, 5/01/16 (n)	3,870,000	3,949,633
Statoil A.S.A., FRN, 0.651%, 5/15/18	911,000	905,592
Statoil A.S.A., FRN, 0.803%, 11/08/18	1,600,000	1,587,458
Swedish Export Credit Corp., FRN, 0.616%, 1/23/17	6,320,000	6,326,971

		$39,761,868

International Market Sovereign – 0.6%
Kingdom of Sweden, 1%, 2/27/18 (n)	$3,040,000	$3,021,061
Republic of Iceland, 4.875%, 6/16/16 (n)	812,000	824,189

		$3,845,250

Internet – 0.1%
Baidu, Inc., 2.75%, 6/09/19	$440,000	$436,171

Local Authorities – 1.0%
Florida Hurricane Catastrophe Fund Finance Corp. Rev., “A”, 1.298%, 7/01/16	$4,860,000	$4,872,782
Kommuninvest i Sverige AB, 0.5%, 6/15/16 (n)	2,400,000	2,397,046

		$7,269,828

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – 13.6%
ABN AMRO Bank N.V., 4.25%, 2/02/17 (n)	$4,230,000	$4,343,749
ABN AMRO Bank N.V., FRN, 0.862%, 6/06/16 (n)	1,640,000	1,639,657
Bank of America Corp., 3.625%, 3/17/16	1,925,000	1,934,895
Bank of America Corp., 5.625%, 10/14/16	1,150,000	1,186,378
Bank of America Corp., 6%, 9/01/17	5,050,000	5,374,149
Bank of America Corp., 6.875%, 4/25/18	1,000,000	1,103,368
Bank of America Corp., 1.75%, 6/05/18	2,490,000	2,476,001
Bank of America Corp., FRN, 0.792%, 6/15/16	1,330,000	1,329,383
Bank of Montreal, FRN, 0.918%, 4/09/18	1,380,000	1,381,497
Barclays Bank PLC, 2.5%, 2/20/19	1,860,000	1,864,245
BNP Paribas, FRN, 1.092%, 12/12/16	790,000	789,989
BNP Paribas, FRN, 1.005%, 3/17/17	1,860,000	1,858,601
Canadian Imperial Bank of Commerce, FRN, 0.835%, 7/18/16	1,490,000	1,491,334
Commonwealth Bank of Australia, 1.75%, 11/02/18	610,000	605,653
Commonwealth Bank of Australia, FRN, 1.069%, 9/20/16 (n)	1,750,000	1,752,144
Commonwealth Bank of Australia, FRN, 0.862%, 3/13/17 (n)	2,160,000	2,157,449
Commonwealth Bank of Australia, FRN, 0.732%, 9/08/17 (n)	1,700,000	1,692,415
Credit Suisse New York, 1.75%, 1/29/18	2,170,000	2,163,848
DNB Bank A.S.A., 3.2%, 4/03/17 (n)	2,815,000	2,869,498
Goldman Sachs Group, Inc., FRN, 1.047%, 5/22/17	1,200,000	1,198,331
Goldman Sachs Group, Inc., FRN, 1.521%, 4/30/18	1,580,000	1,587,176
Goldman Sachs Group, Inc., FRN, 1.461%, 11/15/18	3,100,000	3,112,589
Goldman Sachs Group, Inc., FRN, 1.336%, 10/23/19	2,040,000	2,045,639
HSBC Bank PLC, FRN, 1.001%, 5/15/18 (n)	2,273,000	2,264,263
Huntington National Bank, FRN, 0.744%, 4/24/17	3,470,000	3,452,612
ING Bank N.V., 1.8%, 3/16/18 (n)	3,290,000	3,281,870
ING Bank N.V., FRN, 1.402%, 3/07/16 (n)	1,400,000	1,400,514
Mizuho Bank Ltd., FRN, 1.053%, 9/25/17 (n)	960,000	953,824
Mizuho Bank Ltd., FRN, 1.507%, 10/20/18 (n)	2,390,000	2,411,892
Morgan Stanley, 5.75%, 10/18/16	1,850,000	1,913,363
Morgan Stanley, 5.45%, 1/09/17	2,475,000	2,569,092
Morgan Stanley, 4.75%, 3/22/17	1,675,000	1,734,970
Morgan Stanley, 2.65%, 1/27/20	2,300,000	2,294,549
Nordea Bank AB, FRN, 0.819%, 5/13/16 (n)	1,887,000	1,888,181
Nordea Bank AB, FRN, 0.684%, 4/04/17 (n)	1,730,000	1,728,505
PNC Bank N.A., 1.3%, 10/03/16	1,290,000	1,292,727
PNC Bank N.A., 1.15%, 11/01/16	2,610,000	2,610,339
PNC Bank N.A., 2.25%, 7/02/19	3,080,000	3,094,602
Royal Bank of Canada, FRN, 0.937%, 9/09/16	1,820,000	1,821,414
Royal Bank of Canada, FRN, 1.186%, 12/10/18	4,030,000	4,026,579

Issuer	Shares/Par	Value ($)
BONDS – continued
Major Banks – continued
Sumitomo Mitsui Banking Corp., FRN, 0.64%, 7/11/17	$2,430,000	$2,420,768
Wells Fargo & Co., FRN, 0.722%, 9/08/17	4,090,000	4,067,656
Westpac Banking Corp., 1.55%, 5/25/18	1,580,000	1,567,644
Westpac Banking Corp., FRN, 0.697%, 5/19/17	1,890,000	1,887,044

		$94,640,396

Medical & Health Technology & Services – 1.7%
Becton, Dickinson and Co., 1.75%, 11/08/16	$2,900,000	$2,914,700
Becton, Dickinson and Co., 1.45%, 5/15/17	1,140,000	1,135,259
Becton, Dickinson and Co., 1.8%, 12/15/17	200,000	199,720
Covidien International Finance S.A., 6%, 10/15/17	1,485,000	1,599,695
Express Scripts Holding Co., 3.125%, 5/15/16	1,175,000	1,182,854
Laboratory Corp. of America Holdings, 2.625%, 2/01/20	1,640,000	1,619,767
McKesson Corp., 3.25%, 3/01/16	3,075,000	3,086,030

		$11,738,025

Medical Equipment – 0.4%
Medtronic, Inc., 1.5%, 3/15/18	$1,320,000	$1,319,329
Zimmer Holdings, Inc., 2%, 4/01/18	1,740,000	1,729,466

		$3,048,795

Metals & Mining – 0.8%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/17	$330,000	$301,950
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/18	800,000	624,000
Glencore Funding LLC, 2.125%, 4/16/18 (n)	1,650,000	1,466,268
Glencore Funding LLC, FRN, 1.566%, 5/27/16 (n)	3,240,000	3,187,444

		$5,579,662

Midstream – 1.5%
Energy Transfer Partners LP, 2.5%, 6/15/18	$1,050,000	$1,005,401
EnLink Midstream Partners LP, 2.7%, 4/01/19	1,342,000	1,224,427
Enterprise Products Operating LP, 6.5%, 1/31/19	630,000	692,264
Kinder Morgan (Delaware), Inc., 2%, 12/01/17	1,460,000	1,406,666
ONEOK Partners LP, 6.15%, 10/01/16	1,200,000	1,231,890
ONEOK Partners LP, 2%, 10/01/17	775,000	740,310
TransCanada PipeLines Ltd., 1.875%, 1/12/18	195,000	194,258
TransCanada PipeLines Ltd., FRN, 1.283%, 6/30/16	3,750,000	3,743,513

		$10,238,729

Mortgage-Backed – 3.4%
Fannie Mae, 2.8%, 3/01/18	$3,071,697	$3,144,255
Fannie Mae, 3.75%, 3/01/18	3,875,798	4,028,931
Fannie Mae, 3.743%, 6/01/18	8,510,438	8,826,260

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Mortgage-Backed – continued
Fannie Mae, 5.5%, 5/01/25	$1,680,214	$1,750,982
Fannie Mae, 5%, 3/01/30 – 7/01/39	1,813,210	1,994,913
Fannie Mae, 5%, 3/01/42 (f)	1,286,507	1,424,402
Fannie Mae, FRN, 0.444%, 5/25/18	2,174,611	2,164,513

		$23,334,256

Network & Telecom – 4.1%
AT&T, Inc., 2.95%, 5/15/16	$2,800,000	$2,817,035
AT&T, Inc., 2.4%, 8/15/16	7,950,000	8,002,677
AT&T, Inc., 2.45%, 6/30/20	3,240,000	3,192,058
British Telecommunications PLC, 2.35%, 2/14/19	1,860,000	1,865,113
Telefonica Emisiones SAU, 6.421%, 6/20/16	1,325,000	1,355,467
Verizon Communications, Inc., 1.35%, 6/09/17	2,200,000	2,193,737
Verizon Communications, Inc., 6.1%, 4/15/18	2,500,000	2,729,358
Verizon Communications, Inc., FRN, 2.042%, 9/15/16	1,650,000	1,660,103
Verizon Communications, Inc., FRN, 1.295%, 6/17/19	4,600,000	4,568,807

		$28,384,355

Oil Services – 0.4%
Schlumberger Holdings Corp., 1.9%, 12/21/17 (n)	$1,480,000	$1,474,457
Transocean, Inc., 5.8%, 12/15/16	1,431,000	1,388,070

		$2,862,527

Oils – 0.4%
Marathon Petroleum Corp., 2.7%, 12/14/18	$2,908,000	$2,875,933

Other Banks & Diversified Financials – 9.9%
Banco Santander Chile, FRN, 1.22%, 4/11/17 (n)	$510,000	$503,625
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.856%, 2/26/16 (n)	1,450,000	1,449,833
Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 1.087%, 9/09/16 (n)	3,880,000	3,884,586
Banque Federative du Credit Mutuel, FRN, 1.173%, 10/28/16 (n)	4,070,000	4,081,506
Banque Federative du Credit Mutuel, FRN, 1.167%, 1/20/17 (n)	800,000	803,004
BNZ International Funding Ltd. London, 1.9%, 2/26/18 (n)	2,470,000	2,460,305
BPCE S.A., 1.625%, 1/26/18	840,000	834,574
Capital One Bank (USA) N.A., FRN, 1.013%, 2/05/18	2,300,000	2,285,236
Capital One Financial Corp., 2.45%, 4/24/19	1,160,000	1,162,384
Citigroup, Inc., FRN, 1.088%, 4/08/19	2,650,000	2,632,322
Citizens Bank N.A., 2.3%, 12/03/18	1,380,000	1,378,551
Discover Bank, 3.1%, 6/04/20	1,705,000	1,709,670
Fifth Third Bancorp, 1.35%, 6/01/17	3,620,000	3,610,005
Fifth Third Bancorp, 2.3%, 3/01/19	1,171,000	1,173,906
First Republic Bank, 2.375%, 6/17/19	849,000	847,223
Groupe BPCE S.A., 2.5%, 12/10/18	2,980,000	3,005,649
Groupe BPCE S.A., FRN, 1.569%, 4/25/16	4,340,000	4,351,592

Issuer	Shares/Par	Value ($)
BONDS – continued
Other Banks & Diversified Financials – continued
Intesa Sanpaolo S.p.A., 3.125%, 1/15/16	$2,550,000	$2,551,272
Intesa Sanpaolo S.p.A., 2.375%, 1/13/17	1,240,000	1,243,994
Macquarie Bank Ltd., FRN, 0.952%, 10/27/17 (n)	2,670,000	2,657,518
National Bank of Canada, FRN, 1.342%, 12/14/18	2,480,000	2,482,368
Rabobank Nederland N.V., 3.375%, 1/19/17	3,000,000	3,066,606
Rabobank Nederland N.V., FRN, 1.012%, 3/18/16	1,380,000	1,379,807
Skandinaviska Enskilda, 1.75%, 3/19/18 (n)	1,721,000	1,711,898
Svenska Handelsbanken AB, 2.875%, 4/04/17	2,500,000	2,543,075
Svenska Handelsbanken AB, FRN, 1.019%, 3/21/16	3,150,000	3,149,134
Swedbank AB, 2.125%, 9/29/17 (n)	5,039,000	5,062,331
UBS AG, FRN, 0.741%, 8/14/17	2,050,000	2,040,390
UBS Group Funding Ltd., FRN, 2.034%, 9/24/20 (n)	2,040,000	2,047,324
Union Bank N.A., 2.125%, 6/16/17	2,825,000	2,842,676

		$68,952,364

Pharmaceuticals – 3.7%
AbbVie, Inc., 1.75%, 11/06/17	$5,300,000	$5,289,988
Actavis Funding SCS, 2.35%, 3/12/18	1,038,000	1,039,245
Allergan PLC, 1.875%, 10/01/17	5,250,000	5,243,632
Bayer U.S. Finance LLC, 1.5%, 10/06/17 (n)	1,550,000	1,549,327
Biogen, Inc., 2.9%, 9/15/20	1,780,000	1,776,093
Celgene Corp., 2.125%, 8/15/18	2,550,000	2,550,604
EMD Finance LLC, 1.7%, 3/19/18 (n)	2,790,000	2,763,314
Gilead Sciences, Inc., 1.85%, 9/04/18	2,490,000	2,501,315
Mylan, Inc., 1.8%, 6/24/16	1,470,000	1,469,034
Mylan, Inc., 1.35%, 11/29/16	1,355,000	1,343,672

		$25,526,224

Printing & Publishing – 0.3%
Thomson Reuters Corp., 0.875%, 5/23/16	$2,380,000	$2,378,115

Real Estate – Healthcare – 0.5%
Ventas Realty LP, REIT, 1.55%, 9/26/16	$1,390,000	$1,390,987
Welltower, Inc., REIT, 4.7%, 9/15/17	1,845,000	1,928,599

		$3,319,586

Real Estate – Office – 0.3%
Vornado Realty LP, REIT, 2.5%, 6/30/19	$1,824,000	$1,796,547

Real Estate – Retail – 0.3%
Simon Property Group, Inc., REIT, 1.5%, 2/01/18 (n)	$1,208,000	$1,198,185
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/17 (n)	1,190,000	1,179,846

		$2,378,031

Restaurants – 0.2%
McDonald’s Corp., 2.1%, 12/07/18	$1,390,000	$1,391,131

Retailers – 0.3%
Dollar General Corp., 1.875%, 4/15/18	$365,000	$361,489

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
BONDS – continued
Retailers – continued
Wesfarmers Ltd., 1.874%, 3/20/18 (n)	$1,593,000	$1,581,231

		$1,942,720

Specialty Chemicals – 0.6%
Air Products & Chemicals, Inc., 2%, 8/02/16	$736,000	$739,784
Airgas, Inc., 3.05%, 8/01/20	1,270,000	1,278,024
Ecolab, Inc., 3%, 12/08/16	1,850,000	1,876,603

		$3,894,411

Supranational – 0.8%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/20 (n)	$2,470,000	$2,432,950
Corporacion Andina de Fomento, 1.5%, 8/08/17	1,650,000	1,641,494
Corporacion Andina de Fomento, FRN, 0.873%, 1/29/18	1,490,000	1,477,573

		$5,552,017

Telecommunications – Wireless – 0.6%
American Tower Trust I, REIT, 1.551%, 3/15/18 (n)	$1,900,000	$1,855,624
SBA Tower Trust, 2.898%, 10/15/44 (n)	2,395,000	2,340,848

		$4,196,472

Telephone Services – 0.2%
Qwest Corp., 6.5%, 6/01/17	$1,640,000	$1,716,211

Tobacco – 0.6%
Imperial Tobacco Finance PLC, 2.05%, 7/20/18 (n)	$2,494,000	$2,480,620
Reynolds American, Inc., 2.3%, 6/12/18	1,950,000	1,962,381

		$4,443,001

Transportation – Services – 0.9%
ERAC USA Finance Co., 2.75%, 3/15/17 (n)	$3,000,000	$3,036,456
TTX Co., 2.6%, 6/15/20 (n)	3,160,000	3,101,549

		$6,138,005

U.S. Government Agencies and Equivalents – 1.9%
AID-Ukraine, 1.844%, 5/16/19	$225,000	$224,410
Hashemite Kingdom of Jordan, 1.945%, 6/23/19	2,040,000	2,050,845
National Credit Union Administration, 1.84%, 10/07/20	15,531	15,536
National Credit Union Administration, “1-A”, FRN, 0.873%, 1/08/20	1,322,870	1,328,146
National Credit Union Administration, “1-A”, FRN, 0.842%, 3/06/20	1,120,315	1,122,066

Issuer	Shares/Par	Value ($)
BONDS – continued
U.S. Government Agencies and Equivalents – continued
National Credit Union Administration, FRN, 0.793%, 11/06/17	$1,075,283	$1,076,988
National Credit Union Administration, FRN, 0.824%, 3/11/20	2,045,198	2,050,921
National Credit Union Administration, FRN, 1%, 4/06/20	494,890	494,972
National Credit Union Administration, FRN, 0.725%, 10/07/20	640,104	643,120
National Credit Union Administration, FRN, 0.773%, 12/07/20	798,310	796,200
Private Export Funding Corp., 1.875%, 7/15/18	3,440,000	3,469,488

		$13,272,692

Utilities – Electric Power – 3.7%
Duke Energy Corp., FRN, 0.704%, 4/03/17	$2,650,000	$2,641,199
Duke Energy Indiana, Inc., FRN, 0.669%, 7/11/16	1,150,000	1,150,005
Enel Finance International S.A., 6.25%, 9/15/17 (n)	680,000	724,599
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/17	3,570,000	3,573,252
PG&E Corp., 2.4%, 3/01/19	2,129,000	2,124,934
PPL WEM Holdings PLC, 3.9%, 5/01/16 (n)	3,475,000	3,488,907
Sierra Pacific Power Co., 6%, 5/15/16	3,450,000	3,510,723
Southern Co., 2.45%, 9/01/18	3,000,000	3,023,703
Southern Power Co., 1.85%, 12/01/17	440,000	439,799
Virginia Electric and Power Co., 1.2%, 1/15/18	2,790,000	2,762,189
Xcel Energy, Inc., 1.2%, 6/01/17	1,940,000	1,930,230

		$25,369,540

Total Bonds (Identified Cost, $693,635,608)		$691,343,457

MONEY MARKET FUNDS – 0.1%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	577,154	$577,154

Total Investments (Identified Cost, $694,212,762)		$691,920,611

OTHER ASSETS, LESS LIABILITIES – 0.2%		1,410,605

NET ASSETS – 100.0%		$693,331,216

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $253,066,084, representing 36.5% of net assets.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

MFS Limited Maturity Portfolio

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Babson Ltd., CLO, “A1”, FRN, 0.54%, 1/18/21	6/24/14	$775,278	$771,266
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/19	7/07/15	2,014,180	2,014,418
GO Financial Auto Securitization, Trust, 2015-2, “A”, 3.27%, 11/15/18	11/19/15	1,622,391	1,620,298
Gulf Stream Sextant CLO Ltd., 2007-1A, “A1A”, FRN, 0.75%, 6/17/21	4/08/15	458,883	459,445
KKR Financial CLO Ltd., 2007-1A, “A”, FRN, 0.711%, 5/15/21	4/08/15	794,900	793,814
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.882%, 11/25/25	11/19/15	1,086,766	1,085,681
Total Restricted Securities			$6,744,922
% of Net assets			1.0%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation

CLO	Collateralized Loan Obligation

FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

PLC	Public Limited Company

REIT	Real Estate Investment Trust

Derivative Contracts at 12/31/15

Futures Contracts at 12/31/15

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Long)	USD	200	$23,664,063	March - 2016	$(46,601)

At December 31, 2015, the fund had liquid securities with an aggregate value of $206,702 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $693,635,608)	$691,343,457
Underlying affiliated funds, at cost and value	577,154
Total investments, at value (identified cost, $694,212,762)	$691,920,611
Cash	889
Receivables for
Daily variation margin on open futures contracts	29,687
Fund shares sold	47,818
Interest	2,875,345
Other assets	5,490
Total assets		$694,879,840
Liabilities
Payable for fund shares reacquired	$1,415,799
Payable to affiliates
Investment adviser	15,472
Shareholder servicing costs	53
Distribution and/or service fees	2,364
Payable for independent Trustees’ compensation	113
Accrued expenses and other liabilities	114,823
Total liabilities		$1,548,624
Net assets		$693,331,216
Net assets consist of
Paid-in capital	$688,366,779
Unrealized appreciation (depreciation) on investments	(2,338,752)
Accumulated net realized gain (loss) on investments	(1,147,594)
Undistributed net investment income	8,450,783
Net assets		$693,331,216
Shares of beneficial interest outstanding		68,431,177

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$520,749,867	51,371,799	$10.14
Service Class	172,581,349	17,059,378	10.12

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Interest	$12,173,136
Dividends from underlying affiliated funds	7,762
Foreign taxes withheld	(175)
Total investment income		$12,180,723
Expenses
Management fee	$3,097,352
Distribution and/or service fees	485,202
Shareholder servicing costs	12,787
Administrative services fee	130,773
Independent Trustees’ compensation	16,786
Custodian fee	89,054
Shareholder communications	54,439
Audit and tax fees	60,729
Legal fees	6,531
Miscellaneous	28,874
Total expenses		$3,982,527
Fees paid indirectly	(477)
Reduction of expenses by investment adviser	(53,698)
Net expenses		$3,928,352
Net investment income		$8,252,371
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$559,549
Futures contracts	(290,363)
Net realized gain (loss) on investments		$269,186
Change in unrealized appreciation (depreciation)
Investments	$(5,041,833)
Futures contracts	(44,210)
Net unrealized gain (loss) on investments		$(5,086,043)
Net realized and unrealized gain (loss) on investments		$(4,816,857)
Change in net assets from operations		$3,435,514

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$8,252,371	$9,470,666
Net realized gain (loss) on investments	269,186	85,722
Net unrealized gain (loss) on investments	(5,086,043)	(2,796,601)
Change in net assets from operations	$3,435,514	$6,759,787
Distributions declared to shareholders
From net investment income	$(9,718,783)	$(10,989,698)
From net realized gain on investments	—	(3,551,708)
Total distributions declared to shareholders	$(9,718,783)	$(14,541,406)
Change in net assets from fund share transactions	$(139,348,227)	$(96,654,985)
Total change in net assets	$(145,631,496)	$(104,436,604)
Net assets
At beginning of period	838,962,712	943,399,316
At end of period (including undistributed net investment income of $8,450,783 and $9,718,446, respectively)	$693,331,216	$838,962,712

See Notes to Financial Statements

MFS Limited Maturity Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.23	$10.32	$10.29	$10.18	$10.31
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.11	$0.12	$0.11	$0.12
Net realized and unrealized gain (loss) on investments	(0.07)	(0.03)	(0.05)	0.12	(0.07)
Total from investment operations	$0.05	$0.08	$0.07	$0.23	$0.05
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.13)	$(0.01)	$(0.12)	$(0.12)
From net realized gain on investments	—	(0.04)	(0.03)	—	(0.06)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.14)	$(0.17)	$(0.04)	$(0.12)	$(0.18)
Net asset value, end of period (x)	$10.14	$10.23	$10.32	$10.29	$10.18
Total return (%) (k)(r)(s)(x)	0.48	0.80	0.71	2.24	0.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.45	0.44	0.45	0.64	0.65
Expenses after expense reductions (f)	0.44	0.44	0.45	N/A	N/A
Net investment income	1.13	1.10	1.19	1.12	1.14
Portfolio turnover	26	24	34	213	154
Net assets at end of period (000 omitted)	$520,750	$627,457	$713,534	$723,068	$993,705

See Notes to Financial Statements

MFS Limited Maturity Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.20	$10.30	$10.28	$10.17	$10.31
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.09	$0.10	$0.09	$0.09
Net realized and unrealized gain (loss) on investments	(0.06)	(0.04)	(0.05)	0.11	(0.07)
Total from investment operations	$0.03	$0.05	$0.05	$0.20	$0.02
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.11)	$—	$(0.09)	$(0.10)
From net realized gain on investments	—	(0.04)	(0.03)	—	(0.06)
From tax return of capital	—	—	—	—	(0.00	)(w)
Total distributions declared to shareholders	$(0.11)	$(0.15)	$(0.03)	$(0.09)	$(0.16)
Net asset value, end of period (x)	$10.12	$10.20	$10.30	$10.28	$10.17
Total return (%) (k)(r)(s)(x)	0.28	0.49	0.48	2.01	0.17
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.70	0.69	0.70	0.88	0.90
Expenses after expense reductions (f)	0.69	0.69	0.70	N/A	N/A
Net investment income	0.88	0.85	0.94	0.87	0.89
Portfolio turnover	26	24	34	213	154
Net assets at end of period (000 omitted)	$172,581	$211,505	$229,865	$181,272	$191,313

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(w)	Per share amount was less than $0.01.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

MFS Limited Maturity Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Limited Maturity Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$13,272,692	$—	$13,272,692
Non-U.S. Sovereign Debt	—	59,228,252	—	59,228,252
U.S. Corporate Bonds	—	294,235,609	—	294,235,609
Residential Mortgage-Backed Securities	—	27,620,636	—	27,620,636
Commercial Mortgage-Backed Securities	—	6,319,735	—	6,319,735
Asset-Backed Securities (including CDOs)	—	92,504,379	—	92,504,379
Foreign Bonds	—	198,162,154	—	198,162,154
Mutual Funds	577,154	—	—	577,154
Total Investments	$577,154	$691,343,457	$—	$691,920,611

Other Financial Instruments
Futures Contracts	$(46,601)	$—	$—	$(46,601)

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at December 31, 2015 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(46,601)

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(290,363)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended December 31, 2015 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(44,210)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Dollar Roll Transactions – The fund enters into dollar roll transactions, with respect to mortgage-backed securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, in which the fund sells mortgage-backed securities to financial institutions and simultaneously agrees to purchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase in a dollar roll transaction the fund will not be entitled to receive interest and principal payments on the securities sold but is compensated by interest earned on the proceeds of the initial sale and by a lower purchase price on the securities to be repurchased which enhances the fund’s total return. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$9,718,783	$11,838,525
Long-term capital gains	—	2,702,881
Total distributions	$9,718,783	$14,541,406

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$694,727,473
Gross appreciation	1,169,868
Gross depreciation	(3,976,730)
Net unrealized appreciation (depreciation)	$(2,806,862)
Undistributed ordinary income	8,450,783
Capital loss carryforwards	(679,484)

As of December 31, 2015, the fund had capital loss carryforwards available to offset future realized gains. Such losses are characterized as follows:

Short-Term	$(289,513)
Long-Term	(389,971)
Total	$(679,484)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the above net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses.

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$7,704,946	$8,586,272	$—	$2,655,876
Service Class	2,013,837	2,403,426	—	895,832
Total	$9,718,783	$10,989,698	$—	$3,551,708

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $53,698, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $12,592, which equated to 0.0016% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $195.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0169% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $2,512 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,569,100	$9,590,538
Investments (non-U.S. Government securities)	$197,755,131	$324,054,777

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	2,029,062	$20,788,575	3,638,547	$37,683,565
Service Class	900,541	9,178,406	2,020,931	20,895,360
	2,929,603	$29,966,981	5,659,478	$58,578,925
Shares issued to shareholders in reinvestment of distributions
Initial Class	759,108	$7,704,946	1,097,866	$11,242,148
Service Class	198,799	2,013,837	322,824	3,299,258
	957,907	$9,718,783	1,420,690	$14,541,406
Shares reacquired
Initial Class	(12,756,343)	$(130,424,341)	(12,526,552)	$(129,275,889)
Service Class	(4,767,568)	(48,609,650)	(3,933,022)	(40,499,427)
	(17,523,911)	$(179,033,991)	(16,459,574)	$(169,775,316)
Net change
Initial Class	(9,968,173)	$(101,930,820)	(7,790,139)	$(80,350,176)
Service Class	(3,668,228)	(37,417,407)	(1,589,267)	(16,304,809)
	(13,636,401)	$(139,348,227)	(9,379,406)	$(96,654,985)

MFS Limited Maturity Portfolio

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Portfolio, the MFS Moderate Allocation Portfolio, and the MFS Growth Allocation Portfolio were the owners of record of approximately 12%, 11%, and 1%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $2,583 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	2,357,718	206,198,463	(207,979,027)	577,154

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$7,762	$577,154

MFS Limited Maturity Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS Limited Maturity Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

MFS Limited Maturity Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

MFS Limited Maturity Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

MFS Limited Maturity Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager James Calmas

MFS Limited Maturity Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC, an affiliate of MFS, and subadvised by Goldman Sachs Asset Management, L.P. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 1st quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment adviser in December 2012

MFS Limited Maturity Portfolio

Board Review of Investment Advisory Agreement – continued

and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is not subject to any breakpoints. Taking into account that the Fund’s effective advisory fee rate was lower than the Lipper expense group median described above, the Trustees determined not to recommend any advisory fee breakpoints for the Fund at this time. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the group fee waiver was sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

MFS Limited Maturity Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

ANNUAL REPORT

December 31, 2015

MFS® MID CAP VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VMC-ANN

MFS® MID CAP VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Mid Cap Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

MFS Mid Cap Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Newell Rubbermaid, Inc.	1.4%
NASDAQ, Inc.	1.3%
Fifth Third Bancorp	1.3%
Allison Transmission Holdings, Inc.	1.2%
Hartford Financial Services Group, Inc.	1.1%
Stanley Black & Decker, Inc.	1.1%
Pinnacle Foods, Inc.	1.0%
Discover Financial Services	1.0%
BB&T Corp.	1.0%
Citizens Financial Group, Inc.	1.0%

Equity sectors
Financial Services	24.3%
Health Care	10.3%
Utilities & Communications	9.8%
Consumer Staples	9.1%
Technology	8.0%
Industrial Goods & Services	7.7%
Energy	6.7%
Autos & Housing	5.0%
Basic Materials	4.9%
Retailing	4.7%
Special Products & Services	3.8%
Leisure	3.0%
Transportation	2.0%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS Mid Cap Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Mid Cap Value Portfolio (“fund”) provided a total return of –2.33%, while Service Class shares of the fund provided a total return of –2.66%. These compare with a return of –4.78% over the same period for the fund’s benchmark, the Russell Midcap Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to Performance

Strong stock selection in the energy sector lifted performance relative to the Russell Midcap Value Index. Not holding hydrocarbon and natural gas producer Marathon Oil and oil and gas company Chesapeake Energy supported relative performance. Shares of both companies fell during the reporting period coinciding with the oversupply and subsequent decline in global oil markets.

The combination of an overweight position and stock selection in the consumer staples sector further aided relative results. The fund’s overweight position in commercial products manufacturer Newell Rubbermaid benefited relative returns. Shares of Newell Rubbermaid rose on the back of solid quarterly results and what appeared to be investors’ favorable reaction to news the company will acquire consumer product manufacturer Jarden in a cash, stock and debt deal that is expected to close the second quarter 2016 pending shareholder and regulatory approvals.

Security selection in the basic materials sector also reinforced positive relative returns. Within this sector, not holding precious metals company Freeport-McMoRan raised relative results.

Elsewhere, holding technology solutions provider to the travel and tourism industry Sabre (b) and financial services company Symetra Financial (b)(h) added to relative returns. The fund’s overweight positions in exchange operator NASDAQ and insurance provider HCC Insurance (h) further benefited relative results. Lastly, not holding LNG terminal operator Cheniere Energy contributed positively to relative results.

The fund’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the fund’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Detractors from Performance

Weak security selection in the industrial goods & services and utilities & communications sectors held back relative returns. Within the industrial goods & services sector, overweight positions in fully-automatic transmissions manufacturer Allison Transmission, electrical products manufacturer Wesco International and industrial components manufacturer SPX Flow hindered relative results. Within the utilities & communications sector, an overweight position in power generation company NRG Energy and holdings of electric energy producer Dynegy (b) subtracted from relative performance.

Weak stock selection and an underweight position in the leisure sector also hurt relative results. Not holding video game maker Activision Blizzard was the primary driver of weak relative performance in this sector. Shares of Activision Blizzard rose during the reporting period as investors appeared to react favorably to particularly strong sales figures, notably from the Call of Duty Black Ops franchise.

3

MFS Mid Cap Value Portfolio

Management Review – continued

Notable detractors in other sectors included an underweight position in global health service organization Cigna (h), not holding health care provider Humana and overweight positions in retail store chain Bed Bath & Beyond and apparel retailer PVH.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another factor weighing on relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our funds to have different currency exposure than the benchmark.

Respectfully,

Kevin Schmitz	Brooks Taylor
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS Mid Cap Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	3/07/08	(2.33)%	11.97%	8.47%
Service Class	3/07/08	(2.66)%	11.69%	8.18%

Comparative benchmark
Russell Midcap Value Index (f)		(4.78)%	11.25%	8.94%

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell Midcap Value Index – constructed to provide a comprehensive barometer for value securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

5

MFS Mid Cap Value Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS Mid Cap Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.81%	$1,000.00	$946.78	$3.97
	Hypothetical (h)	0.81%	$1,000.00	$1,021.12	$4.13
Service Class	Actual	1.06%	$1,000.00	$944.30	$5.19
	Hypothetical (h)	1.06%	$1,000.00	$1,019.86	$5.40

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

MFS Mid Cap Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 98.7%
Aerospace – 1.6%
L-3 Communications Holdings, Inc.	24,716	$2,953,809
Rockwell Collins, Inc.	26,159	2,414,476

		$5,368,285

Airlines – 1.3%
Alaska Air Group, Inc.	21,697	$1,746,825
Delta Air Lines, Inc.	47,109	2,387,955

		$4,134,780

Alcoholic Beverages – 0.5%
Molson Coors Brewing Co.	17,186	$1,614,109

Apparel Manufacturers – 1.0%
Hanesbrands, Inc.	47,107	$1,386,359
PVH Corp.	26,837	1,976,545

		$3,362,904

Automotive – 2.5%
BorgWarner Transmission Systems, Inc.	40,049	$1,731,318
Delphi Automotive PLC	25,281	2,167,340
Harley-Davidson, Inc.	39,674	1,800,803
LKQ Corp. (a)	86,648	2,567,380

		$8,266,841

Broadcasting – 1.8%
Discovery Communications, Inc., “A” (a)	67,685	$1,805,836
Interpublic Group of Companies, Inc.	74,891	1,743,462
Nielsen Holdings PLC	50,584	2,357,214

		$5,906,512

Brokerage & Asset Managers – 2.6%
Affiliated Managers Group, Inc. (a)	9,222	$1,473,307
Apollo Global Management, “A”	58,406	886,603
NASDAQ, Inc.	76,196	4,432,321
TD Ameritrade Holding Corp.	48,263	1,675,209

		$8,467,440

Business Services – 3.3%
Amdocs Ltd.	42,208	$2,303,291
Brenntag AG	28,335	1,478,869
Fidelity National Information Services, Inc.	48,574	2,943,584
First Data Corp. (a)	71,587	1,146,824
Realogy Holdings Corp. (a)	49,672	1,821,472
Univar, Inc. (a)	75,055	1,276,686

		$10,970,726

Chemicals – 0.7%
Celanese Corp.	35,424	$2,385,098

Computer Software – 0.5%
Symantec Corp.	71,374	$1,498,854

Computer Software – Systems – 4.9%
IMS Health Holdings, Inc. (a)	87,908	$2,239,017
Ingram Micro, Inc., “A”	81,155	2,465,489
Lexmark International, Inc., “A”	42,982	1,394,766

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Computer Software – Systems – continued
NCR Corp. (a)	73,414	$1,795,706
NICE Systems Ltd., ADR	25,470	1,459,940
Sabre Corp.	88,863	2,485,498
Western Digital Corp.	20,676	1,241,594
Xerox Corp.	288,386	3,065,543

		$16,147,553

Construction – 2.5%
Armstrong World Industries, Inc. (a)	55,824	$2,552,832
Owens Corning	47,638	2,240,415
Stanley Black & Decker, Inc.	33,225	3,546,104

		$8,339,351

Consumer Products – 1.9%
Newell Rubbermaid, Inc.	101,326	$4,466,450
Sensient Technologies Corp.	30,254	1,900,556

		$6,367,006

Consumer Services – 0.5%
Houghton Mifflin Harcourt Co. (a)	75,052	$1,634,633

Containers – 1.2%
Graphic Packaging Holding Co.	125,540	$1,610,678
Greif, Inc., “A”	31,486	970,084
Owens-Illinois, Inc. (a)	74,600	1,299,532

		$3,880,294

Electrical Equipment – 1.6%
Pentair PLC	35,785	$1,772,431
Tyco International PLC	74,152	2,364,707
WESCO International, Inc. (a)	25,217	1,101,479

		$5,238,617

Electronics – 2.3%
Analog Devices, Inc.	33,203	$1,836,790
Keysight Technologies, Inc. (a)	61,333	1,737,564
Maxim Integrated Products, Inc.	31,834	1,209,692
Microchip Technology, Inc.	40,369	1,878,773
NXP Semiconductors N.V. (a)	11,955	1,007,209

		$7,670,028

Energy – Independent – 5.1%
Antero Resources Corp. (a)(l)	64,155	$1,398,579
Cimarex Energy Co.	15,584	1,392,898
Energen Corp.	34,683	1,421,656
EQT Corp.	30,820	1,606,647
Hess Corp.	48,684	2,360,200
HollyFrontier Corp.	47,076	1,877,862
Memorial Resource Development Corp. (a)	107,093	1,729,552
Noble Energy, Inc.	32,873	1,082,508
PDC Energy, Inc. (a)	27,324	1,458,555
Pioneer Natural Resources Co.	14,040	1,760,335
SM Energy Co.	31,218	613,746

		$16,702,538

8

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Food & Beverages – 6.7%
Archer Daniels Midland Co.	56,532	$2,073,594
Bunge Ltd.	38,930	2,658,140
Ingredion, Inc.	23,710	2,272,366
J.M. Smucker Co.	23,066	2,844,960
Kellogg Co.	36,386	2,629,616
McCormick & Co., Inc.	26,248	2,245,779
Pinnacle Foods, Inc.	79,524	3,376,589
TreeHouse Foods, Inc. (a)	18,610	1,460,141
Tyson Foods, Inc., “A”	44,508	2,373,612

		$21,934,797

Food & Drug Stores – 0.5%
Empire Co. Ltd.	51,724	$962,185
United Natural Foods, Inc. (a)	13,159	517,938

		$1,480,123

General Merchandise – 0.5%
Kohl’s Corp.	32,754	$1,560,073

Insurance – 6.6%
Arthur J. Gallagher & Co.	50,774	$2,078,688
Everest Re Group Ltd.	14,999	2,746,167
Hanover Insurance Group, Inc.	25,020	2,035,127
Hartford Financial Services Group, Inc.	82,028	3,564,937
Lincoln National Corp.	54,891	2,758,822
Third Point Reinsurance Ltd. (a)	91,930	1,232,781
Unum Group	78,174	2,602,412
Validus Holdings Ltd.	51,601	2,388,610
XL Group PLC	61,374	2,404,633

		$21,812,177

Machinery & Tools – 4.5%
Allison Transmission Holdings, Inc.	149,241	$3,863,849
Cummins, Inc.	26,387	2,322,320
Deere & Co.	29,726	2,267,202
Eaton Corp. PLC	40,614	2,113,553
Joy Global, Inc.	24,229	305,528
Regal Beloit Corp.	23,360	1,367,027
SPX FLOW, Inc. (a)	30,473	850,501
Xylem, Inc.	46,138	1,684,037

		$14,774,017

Major Banks – 2.1%
Comerica, Inc.	39,944	$1,670,858
Huntington Bancshares, Inc.	259,450	2,869,517
KeyCorp	175,166	2,310,440

		$6,850,815

Medical & Health Technology & Services – 2.5%
Community Health Systems, Inc. (a)	41,247	$1,094,283
LifePoint Hospitals, Inc. (a)	18,602	1,365,387
MEDNAX, Inc. (a)	18,984	1,360,393
Quest Diagnostics, Inc.	34,517	2,455,539
Universal Health Services, Inc.	16,577	1,980,786

		$8,256,388

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 6.5%
Agilent Technologies, Inc.	49,478	$2,068,674
Cooper Cos., Inc.	20,607	2,765,459
DENTSPLY International, Inc.	40,615	2,471,423
PerkinElmer, Inc.	56,815	3,043,580
St. Jude Medical, Inc.	37,523	2,317,796
Steris PLC	33,276	2,507,014
Teleflex, Inc.	15,375	2,021,044
VWR Corp. (a)	51,043	1,445,027
Zimmer Biomet Holdings, Inc.	28,417	2,915,300

		$21,555,317

Natural Gas – Distribution – 1.5%
NiSource, Inc.	77,871	$1,519,263
NorthWestern Corp.	44,108	2,392,859
Spectra Energy Corp.	37,522	898,277

		$4,810,399

Natural Gas – Pipeline – 0.6%
Columbia Pipeline Group, Inc.	91,196	$1,823,920

Network & Telecom – 0.3%
Harris Corp.	11,408	$991,355

Oil Services – 1.7%
Cameron International Corp. (a)	26,363	$1,666,142
Forum Energy Technologies, Inc. (a)	92,549	1,153,161
Frank’s International N.V.	92,226	1,539,252
Oil States International, Inc. (a)	43,929	1,197,065

		$5,555,620

Other Banks & Diversified Financials – 8.0%
BB&T Corp.	84,071	$3,178,725
Citizens Financial Group, Inc.	121,174	3,173,547
Discover Financial Services	62,093	3,329,427
Fifth Third Bancorp	213,768	4,296,737
M&T Bank Corp.	18,989	2,301,087
New York Community Bancorp, Inc.	105,296	1,718,431
Northern Trust Corp.	34,548	2,490,565
PrivateBancorp, Inc.	60,712	2,490,406
SunTrust Banks, Inc.	44,225	1,894,599
Wintrust Financial Corp.	31,884	1,547,012

		$26,420,536

Pharmaceuticals – 1.2%
Endo International PLC (a)	41,488	$2,539,895
Impax Laboratories, Inc. (a)	34,668	1,482,404

		$4,022,299

Railroad & Shipping – 0.4%
Kansas City Southern Co.	18,259	$1,363,400

Real Estate – 5.0%
Annaly Mortgage Management, Inc., REIT	95,179	$892,779
Corporate Office Properties Trust, REIT	128,465	2,804,391
DDR Corp., REIT	95,238	1,603,808
EPR Properties, REIT	39,275	2,295,624
Equity Lifestyle Properties, Inc., REIT	29,193	1,946,297
Medical Properties Trust, Inc., REIT	253,261	2,915,034

9

MFS Mid Cap Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Real Estate – continued
Mid-America Apartment Communities, Inc., REIT	27,827	$2,526,970
Plum Creek Timber Co. Inc., REIT	34,018	1,623,339

		$16,608,242

Restaurants – 1.2%
Aramark	84,276	$2,717,901
DineEquity, Inc.	15,524	1,314,417

		$4,032,318

Specialty Chemicals – 3.0%
Akzo Nobel N.V.	29,302	$1,957,183
Albemarle Corp.	41,972	2,350,852
Axalta Coating Systems Ltd. (a)	115,132	3,068,268
Valspar Corp.	31,167	2,585,303

		$9,961,606

Specialty Stores – 2.7%
AutoZone, Inc. (a)	3,021	$2,241,310
Bed Bath & Beyond, Inc. (a)	30,516	1,472,397
Gap, Inc.	61,421	1,517,099
Sally Beauty Holdings, Inc. (a)	85,899	2,395,723
Urban Outfitters, Inc. (a)	59,624	1,356,446

		$8,982,975

Telephone Services – 0.9%
Frontier Communications Corp.	345,363	$1,612,845
Quebecor, Inc., “B”	60,238	1,474,932

		$3,087,777

Trucking – 0.3%
Knight Transportation, Inc.	47,352	$1,147,339

Utilities – Electric Power – 6.2%
AES Corp.	238,805	$2,285,364
CMS Energy Corp.	66,748	2,408,268
DTE Energy Co.	35,183	2,821,325
Dynegy, Inc. (a)	37,238	498,989
Eversource Energy	47,196	2,410,300
Exelon Corp.	61,500	1,707,855
NRG Energy, Inc.	81,607	960,514
Pinnacle West Capital Corp.	48,982	3,158,359
Public Service Enterprise Group, Inc.	64,637	2,500,806
WEC Energy Group, Inc.	34,340	1,761,985

		$20,513,765

Total Common Stocks (Identified Cost, $290,548,738)		$325,500,827

CONVERTIBLE PREFERRED STOCKS – 0.6%
Telephone Services – 0.6%
Frontier Communications Corp. (Identified Cost, $2,105,000)	21,050	$1,927,759

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.7%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	2,245,002	$2,245,002

COLLATERAL FOR SECURITIES LOANED – 0.3%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	1,242,032	$1,242,032

Total Investments (Identified Cost, $296,140,772)		$330,915,620

OTHER ASSETS, LESS LIABILITIES – (0.3)%		(1,061,775)

NET ASSETS – 100.0%		$329,853,845

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

10

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $293,895,770)	$328,670,618
Underlying affiliated funds, at cost and value	2,245,002
Total investments, at value, including $1,230,741 of securities on loan (identified cost, $296,140,772)	$330,915,620
Cash	24,446
Receivables for
Investments sold	115,148
Fund shares sold	92,498
Interest and dividends	479,777
Other assets	2,864
Total assets		$331,630,353
Liabilities
Payables for
Investments purchased	$145,900
Fund shares reacquired	304,273
Collateral for securities loaned, at value	1,242,032
Payable to affiliates
Investment adviser	13,869
Shareholder servicing costs	27
Distribution and/or service fees	763
Payable for independent Trustees’ compensation	31
Accrued expenses and other liabilities	69,613
Total liabilities		$1,776,508
Net assets		$329,853,845
Net assets consist of
Paid-in capital	$267,277,074
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	34,773,133
Accumulated net realized gain (loss) on investments and foreign currency	24,993,115
Undistributed net investment income	2,810,523
Net assets		$329,853,845
Shares of beneficial interest outstanding		42,146,740

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$274,753,455	35,065,599	$7.84
Service Class	55,100,390	7,081,141	7.78

See Notes to Financial Statements

11

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$5,614,518
Interest	14,403
Dividends from underlying affiliated funds	5,282
Foreign taxes withheld	(32,405)
Total investment income		$5,601,798
Expenses
Management fee	$2,573,842
Distribution and/or service fees	100,461
Shareholder servicing costs	5,487
Administrative services fee	63,311
Independent Trustees’ compensation	9,629
Custodian fee	67,338
Shareholder communications	19,490
Audit and tax fees	51,280
Legal fees	2,883
Miscellaneous	15,700
Total expenses		$2,909,421
Fees paid indirectly	(14)
Reduction of expenses by investment adviser	(23,837)
Net expenses		$2,885,570
Net investment income		$2,716,228
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$25,765,215
Foreign currency	(935)
Net realized gain (loss) on investments and foreign currency		$25,764,280
Change in unrealized appreciation (depreciation)
Investments	$(35,246,353)
Translation of assets and liabilities in foreign currencies	355
Net unrealized gain (loss) on investments and foreign currency translation		$(35,245,998)
Net realized and unrealized gain (loss) on investments and foreign currency		$(9,481,718)
Change in net assets from operations		$(6,765,490)

See Notes to Financial Statements

12

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$2,716,228	$3,154,773
Net realized gain (loss) on investments and foreign currency	25,764,280	51,995,481
Net unrealized gain (loss) on investments and foreign currency translation	(35,245,998)	(17,391,218)
Change in net assets from operations	$(6,765,490)	$37,759,036
Distributions declared to shareholders
From net investment income	$(3,110,250)	$(3,607,602)
From net realized gain on investments	(52,197,352)	(40,653,548)
Total distributions declared to shareholders	$(55,307,602)	$(44,261,150)
Change in net assets from fund share transactions	$30,427,774	$(18,692,038)
Total change in net assets	$(31,645,318)	$(25,194,152)
Net assets
At beginning of period	361,499,163	386,693,315
At end of period (including undistributed net investment income of $2,810,523 and $3,222,626, respectively)	$329,853,845	$361,499,163

See Notes to Financial Statements

13

MFS Mid Cap Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.80	$10.05	$8.75	$8.66	$9.45
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.09	$0.10	$0.16	$0.12
Net realized and unrealized gain (loss) on investments and foreign currency	(0.37)	0.93	2.93	1.27	0.06
Total from investment operations	$(0.29)	$1.02	$3.03	$1.43	$0.18
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.12)	$(0.10)	$(0.10)
From net realized gain on investments	(1.57)	(1.16)	(1.61)	(1.24)	(0.87)
Total distributions declared to shareholders	$(1.67)	$(1.27)	$(1.73)	$(1.34)	$(0.97)
Net asset value, end of period (x)	$7.84	$9.80	$10.05	$8.75	$8.66
Total return (%) (k)(r)(s)(x)	(2.33)	10.36	36.91	16.38	2.47
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82	0.81	0.81	1.03	1.06
Expenses after expense reductions (f)	0.81	0.81	0.81	N/A	N/A
Net investment income	0.82	0.86	0.99	1.72	1.23
Portfolio turnover	51	55	49	229	50
Net assets at end of period (000 omitted)	$274,753	$322,888	$348,322	$324,322	$207,483

See Notes to Financial Statements

14

MFS Mid Cap Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.74	$9.99	$8.71	$8.63	$9.41
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.06	$0.07	$0.13	$0.10
Net realized and unrealized gain (loss) on investments and foreign currency	(0.38)	0.93	2.92	1.27	0.07
Total from investment operations	$(0.32)	$0.99	$2.99	$1.40	$0.17
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.08)	$(0.10)	$(0.08)	$(0.08)
From net realized gain on investments	(1.57)	(1.16)	(1.61)	(1.24)	(0.87)
Total distributions declared to shareholders	$(1.64)	$(1.24)	$(1.71)	$(1.32)	$(0.95)
Net asset value, end of period (x)	$7.78	$9.74	$9.99	$8.71	$8.63
Total return (%) (k)(r)(s)(x)	(2.66)	10.16	36.52	16.01	2.34
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07	1.06	1.06	1.29	1.31
Expenses after expense reductions (f)	1.06	1.06	1.06	N/A	N/A
Net investment income	0.62	0.62	0.75	1.38	1.02
Portfolio turnover	51	55	49	229	50
Net assets at end of period (000 omitted)	$55,100	$38,611	$38,371	$31,550	$30,039

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

15

MFS Mid Cap Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Mid Cap Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price

16

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$319,088,268	$—	$—	$319,088,268
Netherlands	1,007,209	1,957,183	—	2,964,392
Canada	2,437,117	—	—	2,437,117
Germany	—	1,478,869	—	1,478,869
Israel	1,459,940	—	—	1,459,940
Mutual Funds	3,487,034	—	—	3,487,034
Total Investments	$327,479,568	$3,436,052	$—	$330,915,620

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $1,478,869 would have been considered level 1 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $1,230,741. The fair value of the fund’s investment securities on loan and a related liability of $1,242,032 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral received on loans exceeded the value of securities on loan at period end. The liability for cash

17

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$14,484,732	$39,655,875
Long-term capital gains	40,822,870	4,605,275
Total distributions	$55,307,602	$44,261,150

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$297,688,930
Gross appreciation	53,317,390
Gross depreciation	(20,090,700)
Net unrealized appreciation (depreciation)	$33,226,690
Undistributed ordinary income	9,724,102
Undistributed long-term capital gain	19,504,037
Other temporary differences	121,942

18

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$2,845,635	$3,310,973	$46,293,928	$36,400,988
Service Class	264,615	296,629	5,903,424	4,252,560
Total	$3,110,250	$3,607,602	$52,197,352	$40,653,548

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $23,837, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $5,241, which equated to 0.0015% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $246.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $1,087 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

19

MFS Mid Cap Value Portfolio

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $171,469,925 and $191,332,178, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	802,929	$6,847,358	460,020	$4,607,608
Service Class	3,105,418	25,124,018	552,652	5,509,934
	3,908,347	$31,971,376	1,012,672	$10,117,542
Shares issued to shareholders in reinvestment of distributions
Initial Class	6,517,183	$49,139,563	4,123,776	$39,711,961
Service Class	822,405	6,168,039	474,863	4,549,189
	7,339,588	$55,307,602	4,598,639	$44,261,150
Shares reacquired
Initial Class	(5,203,484)	$(49,452,245)	(6,304,637)	$(63,964,119)
Service Class	(811,377)	(7,398,959)	(902,775)	(9,106,611)
	(6,014,861)	$(56,851,204)	(7,207,412)	$(73,070,730)
Net change
Initial Class	2,116,628	$6,534,676	(1,720,841)	$(19,644,550)
Service Class	3,116,446	23,893,098	124,740	952,512
	5,233,074	$30,427,774	(1,596,101)	$(18,692,038)

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 39%, 13%, and 8%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $1,139 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	3,911,676	116,224,684	(117,891,358)	2,245,002

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$5,282	$2,245,002

20

MFS Mid Cap Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Mid Cap Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Mid Cap Value Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Value Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

21

MFS Mid Cap Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS Mid Cap Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers Kevin Schmitz Brooks Taylor

24

MFS Mid Cap Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by Goldman Sachs Asset Management, L.P. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for the one-year period and the 1st quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

25

MFS Mid Cap Value Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment advisor in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

26

MFS Mid Cap Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $44,906,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 33.16% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ANNUAL REPORT

December 31, 2015

MFS® MODERATE ALLOCATION PORTFOLIO

MFS® Variable Insurance Trust III

VMA-ANN

MFS® MODERATE ALLOCATION PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS Moderate Allocation Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS Moderate Allocation Portfolio

PORTFOLIO COMPOSITION

Portfolio target allocation

Portfolio holdings
MFS Total Return Bond Series	12.0%
MFS Government Securities Portfolio	10.0%
MFS Growth Series	9.0%
MFS Value Series	8.9%
MFS Research Series	8.0%
MFS Mid Cap Growth Series	7.0%
MFS Research International Portfolio	7.0%
MFS Mid Cap Value Portfolio	7.0%
MFS Global Governments Portfolio	5.0%
MFS High Yield Portfolio	5.0%
MFS Inflation-Adjusted Bond Portfolio	5.0%
MFS Limited Maturity Portfolio	4.0%
MFS Global Real Estate Portfolio	3.0%
MFS International Value Portfolio	3.0%
MFS International Growth Portfolio	3.0%
MFS New Discovery Series	1.5%
MFS New Discovery Value Portfolio	1.5%
Cash & Cash Equivalents	0.1%

Portfolio actual allocation

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

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MFS Moderate Allocation Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS Moderate Allocation Portfolio (“fund”) provided a total return of 0.35%, while Service Class shares of the fund provided a total return of 0.13%. These compare with a return of 1.38% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index (“S&P 500 Index”). The fund’s other benchmark, the MFS Moderate Allocation Portfolio Blended Index (“Blended Index”), generated a return of 1.03%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Factors Affecting Performance

The fund underperformed the Blended Index over the reporting period. The fund’s credit emphasis was a primary detractor from relative performance as the global government, high yield and inflation adjusted segments lagged the overall bond market which produced slightly positive returns over the reporting period. Most notably, exposure to inflation adjusted bonds through holdings of the MFS Inflation Adjusted Bond Portfolio dampened relative performance. The fund’s exposure to the MFS Global Governments Portfolio and MFS High Yield Portfolio also held back relative results.

The fund’s U.S. equities segment was an area of relative strength as U.S equities outpaced both international equities and the general bond market. Within U.S. equities, growth stocks outpaced value stocks and large cap securities outperformed mid cap securities. Fund selection was a positive as the MFS Growth Portfolio and the MFS Mid Cap Growth Portfolio outpaced their respective market segments.

International equities were generally flat over the reporting period. Here, holdings of the MFS International Value Portfolio benefited relative performance as the International Value Portfolio outpaced its respective market place during the reporting period.

Respectfully,

Joseph Flaherty

Portfolio Manager

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

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MFS Moderate Allocation Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	0.35%	6.09%	7.54%
Service Class	10/01/08	0.13%	5.84%	7.27%

Comparative benchmarks
Standard & Poor’s 500 Stock Index (f)		1.38%	12.57%	10.42%
MFS Moderate Allocation Portfolio Blended Index (f)(w)		1.03%	7.67%	7.60%
Barclays U.S. Aggregate Bond Index Index (f)		0.55%	3.25%	4.59%
FTSE EPRA/NAREIT Developed Real Estate Index (f)		0.05%	7.96%	7.16%
MSCI EAFE Index (f)		(0.39)%	4.07%	4.76%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

(w)	As of December 31, 2015, the MFS Moderate Allocation Portfolio Blended Index was comprised of 43% Standard & Poor’s 500 Stock Index, 41% Barclays U.S. Aggregate Bond Index, 13% MSCI EAFE Index, and 3% FTSE EPRA/NAREIT Developed Real Estate Index.

Benchmark Definitions

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

FTSE EPRA/NAREIT Developed Real Estate Index – measures the performance of eligible real estate equities worldwide that generate a majority of their revenue and income through the ownership, disposure and development of income-producing real estate.

MSCI EAFE (Europe, Australasia, Far East) Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

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MFS Moderate Allocation Portfolio

Performance Summary – continued

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

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MFS Moderate Allocation Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period,

July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Because the underlying funds have varied expenses and fee levels and the fund may own different proportions of the underlying funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary. If these indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.01%	$1,000.00	$982.12	$0.05
	Hypothetical (h)	0.01%	$1,000.00	$1,025.16	$0.05
Service Class	Actual	0.26%	$1,000.00	$981.41	$1.30
	Hypothetical (h)	0.26%	$1,000.00	$1,023.89	$1.33

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

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MFS Moderate Allocation Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
UNDERLYING AFFILIATED FUNDS – 99.9%
MFS Global Governments Portfolio – Initial Class	9,358,625	$92,088,874
MFS Global Real Estate Portfolio – Initial Class	4,084,071	55,339,169
MFS Government Securities Portfolio – Initial Class	14,493,105	184,352,293
MFS Growth Series – Initial Class	4,126,257	165,751,735
MFS High Yield Portfolio – Initial Class	16,892,988	91,728,925
MFS Inflation-Adjusted Bond Portfolio – Initial Class	9,381,781	91,284,730
MFS International Growth Portfolio – Initial Class	4,384,730	55,116,061
MFS International Value Portfolio – Initial Class	2,462,987	55,318,680
MFS Limited Maturity Portfolio – Initial Class	7,288,297	73,903,336
MFS Mid Cap Growth Series – Initial Class	15,727,938	129,126,372
MFS Mid Cap Value Portfolio – Initial Class	16,397,946	128,559,893
MFS New Discovery Series – Initial Class	1,782,031	27,603,662
MFS New Discovery Value Portfolio – Initial Class	2,910,875	27,449,556
MFS Research International Portfolio – Initial Class	9,289,311	128,656,951
MFS Research Series – Initial Class	5,522,929	147,351,751
MFS Total Return Bond Series – Initial Class	17,019,540	221,254,022
MFS Value Series – Initial Class	8,990,022	165,326,503

Total Underlying Affiliated Funds (Identified Cost, $1,725,275,507)		$1,840,212,513

Issuer	Shares/Par	Value ($)
MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	653,854	$653,854

Total Investments (Identified Cost, $1,725,929,361)		$1,840,866,367

OTHER ASSETS, LESS LIABILITIES – 0.1%		1,772,434

NET ASSETS – 100.0%		$1,842,638,801

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Underlying affiliated funds, at value (identified cost, $1,725,929,361)	$1,840,866,367
Receivables for
Investments sold	2,818,147
Fund shares sold	83,387
Other assets	72,817
Total assets		$1,843,840,718
Liabilities
Payable for fund shares reacquired	$1,108,680
Payable to affiliates
Administrator	98
Shareholder servicing costs	153
Distribution and/or service fees	25,357
Payable for independent Trustees’ compensation	200
Accrued expenses and other liabilities	67,429
Total liabilities		$1,201,917
Net assets		$1,842,638,801
Net assets consist of
Paid-in capital	$1,598,748,408
Unrealized appreciation (depreciation) on investments	114,937,006
Accumulated net realized gain (loss) on investments	83,735,514
Undistributed net investment income	45,217,873
Net assets		$1,842,638,801
Shares of beneficial interest outstanding		147,816,112

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$5,509,088	441,285	$12.48
Service Class	1,837,129,713	147,374,827	12.47

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Dividends from underlying affiliated funds		$39,272,790
Expenses
Distribution and/or service fees	5,024,582
Shareholder servicing costs	35,373
Administrative services fee	17,500
Independent Trustees’ compensation	43,130
Custodian fee (a)	31,062
Shareholder communications	12,358
Audit and tax fees	36,785
Legal fees	17,221
Miscellaneous	41,629
Total expenses		$5,259,640
Net investment income		$34,013,150
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments in underlying affiliated funds	$23,650,741
Capital gain distributions from underlying affiliated funds	74,004,818
Net realized gain (loss) on investments		$97,655,559
Change in unrealized appreciation (depreciation) on investments		$(124,821,031)
Net realized and unrealized gain (loss) on investments		$(27,165,472)
Change in net assets from operations		$6,847,678

(a)	Custodian fees were reduced due to a billing adjustment of $43,958.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$34,013,150	$28,528,445
Net realized gain (loss) on investments	97,655,559	94,072,318
Net unrealized gain (loss) on investments	(124,821,031)	(13,362,580)
Change in net assets from operations	$6,847,678	$109,238,183
Distributions declared to shareholders
From net investment income	$(74,911,984)	$(29,243,091)
From net realized gain on investments	(48,186,981)	(25,586,026)
Total distributions declared to shareholders	$(123,098,965)	$(54,829,117)
Change in net assets from fund share transactions	$(170,317,449)	$(131,246,791)
Total change in net assets	$(286,568,736)	$(76,837,725)
Net assets
At beginning of period	2,129,207,537	2,206,045,262
At end of period (including undistributed net investment income of $45,217,873 and $74,911,789, respectively)	$1,842,638,801	$2,129,207,537

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.34	$13.02	$12.20	$11.60	$12.37
Income (loss) from investment operations
Net investment income (d)(l)	$0.29	$0.21	$0.09	$0.31	$0.20
Net realized and unrealized gain (loss) on investments	(0.27)	0.48	1.88	0.92	(0.40)
Total from investment operations	$0.02	$0.69	$1.97	$1.23	$(0.20)
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.21)	$(0.35)	$(0.32)	$(0.17)
From net realized gain on investments	(0.33)	(0.16)	(0.80)	(0.31)	(0.40)
Total distributions declared to shareholders	$(0.88)	$(0.37)	$(1.15)	$(0.63)	$(0.57)
Net asset value, end of period (x)	$12.48	$13.34	$13.02	$12.20	$11.60
Total return (%) (k)(r)(s)(x)	0.35	5.28	16.87	10.56	(1.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.01	0.01	0.02	0.15	0.19
Expenses after expense reductions (f)(h)	N/A	0.01	0.02	N/A	N/A
Net investment income (l)	2.16	1.55	0.73	2.52	1.61
Portfolio turnover	1	2	6	67	7
Net assets at end of period (000 omitted)	$5,509	$7,240	$6,124	$4,279	$3,150

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$13.32	$13.00	$12.19	$11.58	$12.35
Income (loss) from investment operations
Net investment income (d)(l)	$0.22	$0.17	$0.10	$0.19	$0.16
Net realized and unrealized gain (loss) on investments	(0.23)	0.49	1.82	1.02	(0.39)
Total from investment operations	$(0.01)	$0.66	$1.92	$1.21	$(0.23)
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.18)	$(0.31)	$(0.29)	$(0.14)
From net realized gain on investments	(0.33)	(0.16)	(0.80)	(0.31)	(0.40)
Total distributions declared to shareholders	$(0.84)	$(0.34)	$(1.11)	$(0.60)	$(0.54)
Net asset value, end of period (x)	$12.47	$13.32	$13.00	$12.19	$11.58
Total return (%) (k)(r)(s)(x)	0.13	5.04	16.51	10.39	(1.81)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.26	0.26	0.27	0.40	0.44
Expenses after expense reductions (f)(h)	N/A	0.26	0.27	N/A	N/A
Net investment income (l)	1.69	1.29	0.76	1.55	1.32
Portfolio turnover	1	2	6	67	7
Net assets at end of period (000 omitted)	$1,837,130	$2,121,968	$2,199,921	$1,986,278	$1,850,101

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies, underlying fund selections, and underlying fund target weightings of the fund.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(h)	In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(l)	Recognition of net investment income by the fund may be affected by the timing of the declaration of dividends by the underlying affiliated funds in which the fund invests. The ratios and per share amounts do not include net investment income of the underlying affiliated funds in which the fund invests.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

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MFS Moderate Allocation Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Moderate Allocation Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

The fund is a “fund of funds”, which invests the majority of its assets in other MFS mutual funds (hereafter referred to as “underlying affiliated funds” or “underlying funds”), which may have different fiscal year ends than the funds. The underlying funds, in turn, may engage in a number of investment techniques and practices, which involve certain risks. Certain underlying funds invest their portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. Certain underlying funds invest a significant portion of their assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. Certain underlying funds invest in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

The accounting policies of the underlying funds in which the fund invests are outlined in the underlying funds’ shareholder reports, which are available without charge by calling 1-800-225-2606, at mfs.com and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov or at the SEC’s public reference room in Washington, D.C. The underlying funds’ shareholder reports are not covered by this report.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Open-end investment companies (underlying funds) are generally valued at their net asset value per share. The investments of underlying funds managed by the adviser are valued as described below. For purposes of this policy disclosure, “fund” also refers to the underlying funds in which the fund-of-funds invests.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which

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Notes to Financial Statements – continued

approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Mutual Funds	$1,840,866,367	$—	$—	$1,840,866,367

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the underlying funds’ shareholder reports for further information regarding the levels used in valuing the underlying funds’ assets or liabilities.

Derivatives – The fund does not invest in derivatives directly. The fund does invest in underlying funds that may use derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the underlying

14

MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

funds use derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on an accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Distributions of income and capital gains from the underlying funds are recorded on the ex-dividend date. Recognition of net investment income by the fund is affected by the timing of the declaration of distributions by the underlying funds in which the fund invests. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

The fund and/or the underlying funds may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. For the year ended December 31, 2015, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$78,580,363	$33,803,139
Long-term capital gains	44,518,602	21,025,978
Total distributions	$123,098,965	$54,829,117

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$1,730,072,704
Gross appreciation	167,223,804
Gross depreciation	(56,430,141)
Net unrealized appreciation (depreciation)	$110,793,663
Undistributed ordinary income	49,139,239
Undistributed long-term capital gain	83,957,491

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to

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MFS Moderate Allocation Portfolio

Notes to Financial Statements – continued

shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$328,627	$100,677	$196,924	$74,786
Service Class	74,583,357	29,142,414	47,990,057	25,511,240
Total	$74,911,984	$29,243,091	$48,186,981	$25,586,026

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the funds. MFS receives no compensation under this agreement; however MFS receives management fees from the underlying MFS funds.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, excluding distribution and/or service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as fees and expenses associated with investments in investment companies and other similar investment vehicles such that fund operating expenses do not exceed 0.20% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $35,296, which equated to 0.0018% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $77.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund pays an annual fixed amount of $17,500. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0009% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $6,461 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

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Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of shares of underlying funds aggregated $11,499,454 and $310,642,989, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	97,447	$1,329,973	94,860	$1,233,854
Service Class	654,732	8,412,886	3,947,963	51,668,478
	752,179	$9,742,859	4,042,823	$52,902,332
Shares issued to shareholders in reinvestment of distributions
Initial Class	43,220	$525,551	13,173	$175,463
Service Class	10,088,347	122,573,414	4,106,210	54,653,654
	10,131,567	$123,098,965	4,119,383	$54,829,117
Shares reacquired
Initial Class	(242,173)	$(3,067,622)	(35,755)	$(468,928)
Service Class	(22,703,683)	(300,091,651)	(17,975,771)	(238,509,312)
	(22,945,856)	$(303,159,273)	(18,011,526)	$(238,978,240)
Net change
Initial Class	(101,506)	$(1,212,098)	72,278	$940,389
Service Class	(11,960,604)	(169,105,351)	(9,921,598)	(132,187,180)
	(12,062,110)	$(170,317,449)	(9,849,320)	$(131,246,791)

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $6,800 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

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Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Underlying Affiliated Funds	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Global Governments Portfolio	10,000,800	261,390	(903,565)	9,358,625
MFS Global Real Estate Portfolio	4,569,387	194,834	(680,150)	4,084,071
MFS Government Securities Portfolio	16,478,830	442,198	(2,427,923)	14,493,105
MFS Growth Series	4,840,128	296,223	(1,010,094)	4,126,257
MFS High Yield Portfolio	17,387,298	1,380,740	(1,875,050)	16,892,988
MFS Inflation-Adjusted Bond Portfolio	10,249,517	94,251	(961,987)	9,381,781
MFS Institutional Money Market Portfolio	888,569	90,766,618	(91,001,333)	653,854
MFS International Growth Portfolio	4,672,941	313,560	(601,771)	4,384,730
MFS International Value Portfolio	2,929,229	82,876	(549,118)	2,462,987
MFS Limited Maturity Portfolio	8,346,898	109,089	(1,167,690)	7,288,297
MFS Mid Cap Growth Series	17,155,908	1,978,682	(3,406,652)	15,727,938
MFS Mid Cap Value Portfolio	15,344,494	3,073,881	(2,020,429)	16,397,946
MFS New Discovery Series	1,963,668	139,371	(321,008)	1,782,031
MFS New Discovery Value Portfolio	3,012,679	309,403	(411,207)	2,910,875
MFS Research International Portfolio	9,749,083	563,126	(1,022,898)	9,289,311
MFS Research Series	5,876,352	540,181	(893,604)	5,522,929
MFS Total Return Bond Series	19,073,468	632,586	(2,686,514)	17,019,540
MFS Value Series	9,470,352	850,287	(1,330,617)	8,990,022

Underlying Affiliated Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Global Governments Portfolio	$(1,012,021)	$—	$2,487,926	$92,088,874
MFS Global Real Estate Portfolio	1,243,932	—	2,427,968	55,339,169
MFS Government Securities Portfolio	(1,377,436)	—	5,523,914	184,352,293
MFS Growth Series	9,300,630	9,523,006	273,653	165,751,735
MFS High Yield Portfolio	(643,167)	—	7,065,497	91,728,925
MFS Inflation-Adjusted Bond Portfolio	(953,175)	—	711,202	91,284,730
MFS Institutional Money Market Portfolio	—	—	1,404	653,854
MFS International Growth Portfolio	25,849	2,220,279	923,866	55,116,061
MFS International Value Portfolio	3,014,348	584,498	1,141,802	55,318,680
MFS Limited Maturity Portfolio	(126,698)	—	1,080,112	73,903,336
MFS Mid Cap Growth Series	5,505,301	13,245,758	—	129,126,372
MFS Mid Cap Value Portfolio	825,167	21,666,337	1,331,805	128,559,893
MFS New Discovery Series	(145,396)	885,836	—	27,603,662
MFS New Discovery Value Portfolio	106,331	2,474,208	183,139	27,449,556
MFS Research International Portfolio	1,727,116	1,122,860	2,672,865	128,656,951
MFS Research Series	3,282,718	11,921,201	1,155,495	147,351,751
MFS Total Return Bond Series	(1,943,896)	—	8,163,631	221,254,022
MFS Value Series	4,821,138	10,360,835	4,128,509	165,326,503

	$23,650,741	$74,004,818	$39,272,790	$1,840,866,367

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MFS Moderate Allocation Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of MFS Moderate Allocation Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Moderate Allocation Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Moderate Allocation Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

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MFS Moderate Allocation Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

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MFS Moderate Allocation Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

21

MFS Moderate Allocation Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Joseph Flaherty

22

MFS Moderate Allocation Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s fees and expenses and the fees and expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information as to whether and to what extent applicable expense waivers and reimbursements are observed for the Fund, (iv) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (v) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vi) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (vii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by Ibbotson Associates, Inc. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment advisor in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the

23

MFS Moderate Allocation Portfolio

Board Review of Investment Advisory Agreement – continued

Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

The Trustees considered that MFS does not charge an advisory fee for providing investment advisory services to the Fund, but that the Fund pays its pro rata share of the advisory fees paid by the underlying funds in which it invests (the “Underlying Funds”).

In assessing the reasonableness of the Fund’s expenses, the Trustees considered, among other information, the Fund’s total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s total expense ratio was lower than the Lipper expense group median. Because the Fund does not pay an advisory fee, the Trustees did not consider the extent to which economies of scale would be realized due to the Fund’s growth of assets, whether fee levels reflect economies of scale for shareholders, or the fees paid by similar funds to other investment advisers or by similar clients of MFS.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s or the Underlying Funds’ behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Underlying Funds’ portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

24

MFS Moderate Allocation Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $48,971,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 14.11% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

25

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

26

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•  MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

27

ANNUAL REPORT

December 31, 2015

MFS® NEW DISCOVERY VALUE PORTFOLIO

MFS® Variable Insurance Trust III

VDV-ANN

MFS® NEW DISCOVERY VALUE PORTFOLIO

The report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK OR CREDIT UNION GUARANTEE • NOT A DEPOSIT • NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY OR NCUA/NCUSIF

MFS New Discovery Value Portfolio

LETTER FROM THE CHAIRMAN

Dear Contract Owners:

Central bank policies remain center stage as the U.S. Federal Reserve made good on its pledge to raise policy rates for the first time in over nine years at its December meeting. The Fed’s actions stand in stark contrast to those of the European Central Bank and Bank of Japan, which modestly extended their quantitative easing programs in December.

In the United States, auto sales remain a source of economic strength, but housing demand has slowed of late. The U.S. economic expansion remains moderate but uneven, with a strong dollar crimping demand for U.S. goods abroad. China’s shift to a consumer-led economy continues to weigh on its manufacturing and exports, as does weak global demand. Slackening demand from China continues to undermine commodity markets, with oil particularly impacted amid a global supply glut.

As markets have become more focused on short-term trends in recent years, we believe it’s important for investors to lengthen their investment time horizon. At MFS®, we don’t trade on headlines or trends; we invest for the long term.

We believe that this approach, coupled with the professional guidance of a financial advisor, will help you reach your investment goals.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

February 16, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

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MFS New Discovery Value Portfolio

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
EPR Properties, REIT	1.9%
Brookline Bancorp, Inc.	1.9%
PrivateBancorp, Inc.	1.8%
Huntington Bancshares, Inc.	1.8%
Everest Re Group Ltd.	1.8%
Corporate Office Properties Trust, REIT	1.6%
NASDAQ, Inc.	1.6%
Progressive Waste Solutions Ltd.	1.5%
Allied World Assurance Co.	1.5%
Great Plains Energy, Inc.	1.5%

Equity sectors
Financial Services	34.4%
Industrial Goods & Services	10.0%
Technology	8.6%
Health Care	7.1%
Special Products & Services	6.7%
Basic Materials	5.1%
Utilities & Communications	5.1%
Autos & Housing	4.9%
Retailing	4.0%
Energy	4.0%
Transportation	4.0%
Leisure	2.3%
Consumer Staples	1.4%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of 12/31/15.

The portfolio is actively managed and current holdings may be different.

2

MFS New Discovery Value Portfolio

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended December 31, 2015, Initial Class shares of the MFS New Discovery Value Portfolio (“fund”) provided a total return of –2.66%, while Service Class shares of the fund provided a total return of –2.90%. These compare with a return of –7.47% over the same period for the fund’s benchmark, the Russell 2000 Value Index.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. EM economies have been particularly lackluster. While the US Federal Reserve began its anticipated monetary policy tightening cycle at the end of the period, other large developed economies continued to embrace accommodative monetary policies, particularly the European Central Bank and the Bank of Japan. Focus remained on China after policy missteps by the Chinese government roiled global markets over the summer, beginning with the uncoordinated response to the stock market’s boom and bust and then the confusing decision to devalue the renminbi in August. China subsequently ramped up a wide range of monetary and fiscal measures to stimulate the economy and bolster sentiment. Its economy appeared to stabilize late in the period. Also at the end of the period, the Chinese renminbi was granted reserve currency status by the International Monetary Fund (“IMF”), which announced its inclusion in the IMF’s Special Drawing Rights currency basket effective October 1, 2016.

During the second half of the reporting period, the US faced an earnings recession caused primarily by the sharp decline in the prices of oil and other commodities. Earnings contractions were concentrated primarily in the energy, materials and industrial sectors. An additional headwind for earnings was the sharp rise in the US dollar over the period. Exports were crimped by the dollar’s strength and falling demand in emerging markets. Consumer spending held up well during the second half of the period amid a modest increase in real wages and a tailwind from falling gasoline prices. Demand for autos reached near-record territory late in the period. In emerging markets, two key factors weighed on economies and asset prices: 1) weaker Chinese growth, which drove the decline in commodity prices and 2) prospects for higher US interest rates. Structural factors like floating exchange rates and fiscal buffers partially offset these cyclical headwinds.

Contributors to performance

Strong security selection in the leisure sector contributed to performance relative to the Russell 2000 Value Index. The fund’s ownership in shares of advertisement and media company Stroeer (b)(h) (Denmark) added to relative returns as shares outpaced the benchmark on the back of strong quarterly results driven by their digital business lines.

Stock selection in the health care and special products & services sectors further benefited relative results. Within the health care sector, holding global medical technology company Masimo (b) and an overweight position in technology-based medical solutions provider MedAssets (h) lifted relative performance. Within the special products & services sector, owning shares of electronic payment services company Global Payments (b) supported relative returns.

Securities in other sectors that reinforced positive relative performance included holding exchange operator NASDAQ (b), data recording products provider NICE Systems (b) (Israel) and insurance company Everest RE Group (b). Overweight positions in banking services provider PrivatBancorp, roofing material distributor Beacon Roofing Supply and bank Brookline Bancorp also supported relative returns.

Detractors from performance

Weak stock selection and an overweight allocation in the industrial goods & services sector held back relative performance. Holding shares of mining equipment manufacturer Joy Global (b) and tooling and industrial materials supplier Kennametal (b)(h) hindered relative results. A difficult macro environment characterized by reduced global mining capital expenditures hurt Joy Global’s results and weighed on share performance during the period.

Stock selection in the transportation sector further hurt relative returns. Holding tank barge operator Kirby (b) weighed on relative performance as shares lagged the benchmark during the reporting period as pricing pressures, in part, from the correction in global commodity markets, led management to reduce its full year outlook.

Elsewhere, other top relative detractors for the period included overweight positions in intermodal freight container leasing and management company CAI International, online foreign exchange trading service provider FXCM (h), upscale decorative home accessories retailer Tuesday Morning, oilfield technologies company Tesco, industrial packaging products manufacturer Greif Bros. and lessor of household durable goods Rent-A-Center. Additionally, holding online university Capella Education (b)(h) hindered relative performance.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was another detractor from relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

3

MFS New Discovery Value Portfolio

Management Review – continued

Respectfully,

Kevin Schmitz

Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

MFS New Discovery Value Portfolio

PERFORMANCE SUMMARY THROUGH 12/31/15

The following chart illustrates the historical performance of the fund in comparison to its benchmark(s). Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect any fees or expenses. The performance of other share classes will be greater than or less than that of the class depicted below. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your units, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a contract holder would pay on fund distributions or the redemption of contract units. The returns for the fund shown also do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by the insurance company separate accounts. Such expenses would reduce the overall returns shown.

Growth of a Hypothetical $10,000 Investment (t)

Total Returns through 12/31/15

Average annual total returns

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
Initial Class	10/01/08	(2.66)%	7.72%	8.76%
Service Class	10/01/08	(2.90)%	7.48%	8.49%

Comparative benchmark
Russell 2000 Value Index (f)		(7.47)%	7.67%	6.98%

(f)	Source: FactSet Research Systems Inc.

(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)

Benchmark Definition

Russell 2000 Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

Performance prior to close of business December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

5

MFS New Discovery Value Portfolio

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

6

MFS New Discovery Value Portfolio

EXPENSE TABLE

Fund Expenses Borne by the Contract Holders during the Period, July 1, 2015 through December 31, 2015

As a contract holder of the fund, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2015 through December 31, 2015.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight the fund’s ongoing costs only and do not take into account the fees and expenses imposed under the variable contracts through which your investment in the fund is made. Therefore, the second line for each share class in the table is useful in comparing ongoing costs associated with an investment in vehicles (such as the fund) which fund benefits under variable annuity and variable life insurance contracts and to qualified pension and retirement plans only, and will not help you determine the relative total costs of investing in the fund through variable annuity and variable life insurance contracts. If the fees and expenses imposed under the variable contracts were included, your costs would have been higher.

Share Class		Annualized Expense Ratio	Beginning Account Value 7/01/15	Ending Account Value 12/31/15	Expenses Paid During Period (p) 7/01/15-12/31/15
Initial Class	Actual	0.88%	$1,000.00	$931.71	$4.28
	Hypothetical (h)	0.88%	$1,000.00	$1,020.77	$4.48
Service Class	Actual	1.13%	$1,000.00	$930.90	$5.50
	Hypothetical (h)	1.13%	$1,000.00	$1,019.51	$5.75

(h)	5% class return per year before expenses.

(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

MFS New Discovery Value Portfolio

PORTFOLIO OF INVESTMENTS – 12/31/15

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)

COMMON STOCKS – 97.6%
Apparel Manufacturers – 0.3%
Sequential Brands Group, Inc. (a)	22,876	$180,951

Automotive – 1.0%
Fenix Parts, Inc. (a)	61,607	$418,312
Horizon Global Corp. (a)	13,173	136,604

		$554,916

Brokerage & Asset Managers – 1.6%
NASDAQ, Inc.	14,819	$862,021

Business Services – 4.7%
Forrester Research, Inc.	12,533	$356,940
Global Payments, Inc.	7,770	501,243
RE/MAX Holdings, Inc., “A”	16,051	598,702
Resources Connection, Inc.	45,915	750,251
Univar, Inc. (a)	25,122	427,325

		$2,634,461

Computer Software – 0.3%
Rovi Corp. (a)	10,300	$171,598

Computer Software – Systems – 4.1%
Ingram Micro, Inc., “A”	22,493	$683,337
Model N, Inc. (a)	42,813	477,793
NICE Systems Ltd., ADR	12,868	737,594
Sabre Corp.	13,656	381,958

		$2,280,682

Construction – 3.9%
Beacon Roofing Supply, Inc. (a)	12,262	$504,949
Interface, Inc.	26,743	511,861
Owens Corning	14,546	684,098
TopBuild Corp. (a)	15,795	486,012

		$2,186,920

Consumer Products – 1.4%
Sensient Technologies Corp.	12,173	$764,708

Consumer Services – 1.9%
Carriage Services, Inc.	17,027	$410,351
Servicemaster Global Holdings, Inc. (a)	8,319	326,438
Strayer Education, Inc. (a)	5,767	346,712

		$1,083,501

Containers – 2.8%
Graphic Packaging Holding Co.	38,076	$488,515
Greif, Inc., “A”	16,457	507,040
Multi Packaging Solutions International Ltd. (a)	33,830	586,951

		$1,582,506

Electrical Equipment – 3.7%
Advanced Drainage Systems, Inc.	12,371	$297,275
MSC Industrial Direct Co., Inc., “A”	12,735	716,598
TriMas Corp. (a)	34,400	641,560
WESCO International, Inc. (a)	8,620	376,522

		$2,031,955

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Electronics – 3.1%
Lattice Semiconductor Corp. (a)	72,816	$471,120
Plexus Corp. (a)	19,655	686,353
Ultratech, Inc. (a)	27,144	537,994

		$1,695,467

Energy – Independent – 1.7%
Energen Corp.	8,727	$357,720
Memorial Resource Development Corp. (a)	19,906	321,482
SM Energy Co.	12,170	239,262

		$918,464

Entertainment – 1.3%
Carmike Cinemas, Inc. (a)	13,495	$309,575
International Speedway Corp.	11,852	399,649

		$709,224

Food & Drug Stores – 0.5%
United Natural Foods, Inc. (a)	6,443	$253,596

Health Maintenance Organizations – 0.6%
Molina Healthcare, Inc. (a)	6,001	$360,840

Insurance – 8.5%
Allied World Assurance Co.	22,718	$844,882
Aspen Insurance Holdings Ltd.	11,921	575,784
Everest Re Group Ltd.	5,367	982,644
Hanover Insurance Group, Inc.	9,394	764,108
Safety Insurance Group, Inc.	9,648	543,954
Stewart Information Services Corp.	13,025	486,223
Third Point Reinsurance Ltd. (a)	37,296	500,139

		$4,697,734

Leisure & Toys – 0.6%
Brunswick Corp.	7,027	$354,934

Machinery & Tools – 4.8%
Allison Transmission Holdings, Inc.	24,216	$626,952
Columbus McKinnon Corp.	14,697	277,773
Douglas Dynamics, Inc.	15,158	319,379
Herman Miller, Inc.	14,502	416,207
Joy Global, Inc.	9,090	114,625
Regal Beloit Corp.	9,353	547,338
SPX FLOW, Inc. (a)	12,110	337,990

		$2,640,264

Major Banks – 1.8%
Huntington Bancshares, Inc.	91,481	$1,011,780

Medical & Health Technology & Services – 4.0%
Community Health Systems, Inc. (a)	13,371	$354,733
HMS Holdings Corp. (a)	51,903	640,483
LifePoint Hospitals, Inc. (a)	7,233	530,902
MEDNAX, Inc. (a)	9,390	672,887

		$2,199,005

8

MFS New Discovery Value Portfolio

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Medical Equipment – 2.5%
Masimo Corp. (a)	7,259	$301,321
Steris PLC	8,285	624,192
VWR Corp. (a)	16,140	456,923

		$1,382,436

Metals & Mining – 0.5%
Iluka Resources Ltd.	56,994	$252,194

Natural Gas – Pipeline – 0.9%
Columbia Pipeline Partners LP	29,754	$520,100

Network & Telecom – 1.2%
Ixia (a)	52,419	$651,568

Oil Services – 2.3%
Forum Energy Technologies, Inc. (a)	39,210	$488,557
Frank’s International N.V.	35,710	596,000
Tesco Corp.	27,568	199,592

		$1,284,149

Other Banks & Diversified Financials – 12.2%
Berkshire Hills Bancorp, Inc.	22,004	$640,536
Brookline Bancorp, Inc.	90,732	1,043,418
CAI International, Inc. (a)	12,527	126,272
First Interstate BancSystem, Inc.	25,715	747,535
Lakeland Financial Corp.	13,608	634,405
PrivateBancorp, Inc.	24,686	1,012,620
Sandy Spring Bancorp, Inc.	25,624	690,823
TCF Financial Corp.	47,753	674,272
Texas Capital Bancshares, Inc. (a)	11,026	544,905
Wintrust Financial Corp.	13,850	672,002

		$6,786,788

Pollution Control – 1.5%
Progressive Waste Solutions Ltd.	36,129	$850,838

Printing & Publishing – 0.4%
Multi-Color Corp.	3,761	$224,945

Railroad & Shipping – 1.3%
Diana Shipping, Inc. (a)	27,919	$121,448
Kirby Corp. (a)	9,371	493,102
StealthGas, Inc. (a)	28,252	96,904

		$711,454

Real Estate – 10.3%
Corporate Office Properties Trust, REIT	40,031	$873,877
EPR Properties, REIT	18,075	1,056,484
Gramercy Property Trust, Inc., REIT	60,268	465,270
Hatteras Financial Corp., REIT	20,336	267,418
Medical Properties Trust, Inc., REIT	72,352	832,772
RMR Group, Inc., REIT (a)	20,991	302,480
Select Income, REIT	38,810	769,214
STAG Industrial, Inc., REIT	28,745	530,345
Store Capital Corp., REIT	27,809	645,169

		$5,743,029

Specialty Chemicals – 1.8%
Amira Nature Foods Ltd. (a)(l)	15,307	$139,447
Ferro Corp. (a)	31,249	347,489

Issuer	Shares/Par	Value ($)

COMMON STOCKS – continued
Specialty Chemicals – continued
Ferroglobe PLC	48,486	$521,225

		$1,008,161

Specialty Stores – 3.3%
American Eagle Outfitters, Inc.	19,911	$308,621
Citi Trends, Inc.	15,802	335,793
Rent-A-Center, Inc.	15,705	235,104
Tuesday Morning Corp. (a)	49,785	323,603
Urban Outfitters, Inc. (a)	13,892	316,043
Zumiez, Inc. (a)	19,165	289,775

		$1,808,939

Trucking – 2.7%
Knight Transportation, Inc.	21,828	$528,892
Marten Transport Ltd.	37,749	668,157
Swift Transportation Co. (a)	20,704	286,129

		$1,483,178

Utilities – Electric Power – 4.1%
El Paso Electric Co.	20,002	$770,077
Great Plains Energy, Inc.	30,800	841,148
Portland General Electric Co.	18,938	688,775

		$2,300,000

Total Common Stocks (Identified Cost, $49,408,938)		$54,183,306

MONEY MARKET FUNDS – 2.6%
MFS Institutional Money Market Portfolio, 0.19%, at Cost and Net Asset Value (v)	1,447,088	$1,447,088

COLLATERAL FOR SECURITIES LOANED – 0.2%
Navigator Securities Lending Prime Portfolio, 0.32%, at Cost and Net Asset Value (j)	121,230	$121,230

Total Investments (Identified Cost, $50,977,256)		$55,751,624

OTHER ASSETS, LESS LIABILITIES – (0.4)%		(246,830)

NET ASSETS – 100.0%		$55,504,794

(a)	Non-income producing security.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.

(l)	A portion of this security is on loan.

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

See Notes to Financial Statements

9

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF ASSETS AND LIABILITIES

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

At 12/31/15
Assets
Investments
Non-affiliated issuers, at value (identified cost, $49,530,168)	$54,304,536
Underlying affiliated funds, at cost and value	1,447,088
Total investments, at value, including $122,712 of securities on loan (identified cost, $50,977,256)	$55,751,624
Cash	2,048
Receivables for
Fund shares sold	232
Interest and dividends	91,788
Receivable from investment adviser	8,641
Other assets	816
Total assets		$55,855,149
Liabilities
Payable for fund shares reacquired	$185,621
Collateral for securities loaned, at value	121,230
Payable to affiliates
Shareholder servicing costs	12
Distribution and/or service fees	118
Payable for independent Trustees’ compensation	56
Accrued expenses and other liabilities	43,318
Total liabilities		$350,355
Net assets		$55,504,794
Net assets consist of
Paid-in capital	$45,398,712
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	4,774,360
Accumulated net realized gain (loss) on investments and foreign currency	4,849,716
Undistributed net investment income	482,006
Net assets		$55,504,794
Shares of beneficial interest outstanding		5,888,075

	Net assets	Shares outstanding	Net asset value per share
Initial Class	$47,067,666	4,988,610	$9.44
Service Class	8,437,128	899,465	9.38

See Notes to Financial Statements

10

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENT OF OPERATIONS

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Year ended 12/31/15
Net investment income
Income
Dividends	$1,021,213
Interest	31,491
Dividends from underlying affiliated funds	1,161
Foreign taxes withheld	(9,549)
Total investment income		$1,044,316
Expenses
Management fee	$548,817
Distribution and/or service fees	23,445
Shareholder servicing costs	2,744
Administrative services fee	19,222
Independent Trustees’ compensation	2,770
Custodian fee	33,333
Shareholder communications	5,755
Audit and tax fees	49,800
Legal fees	517
Miscellaneous	10,518
Total expenses		$696,921
Fees paid indirectly	(2)
Reduction of expenses by investment adviser	(136,772)
Net expenses		$560,147
Net investment income		$484,169
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$5,281,209
Foreign currency	(2,124)
Net realized gain (loss) on investments and foreign currency		$5,279,085
Change in unrealized appreciation (depreciation)
Investments	$(7,016,258)
Translation of assets and liabilities in foreign currencies	56
Net unrealized gain (loss) on investments and foreign currency translation		$(7,016,202)
Net realized and unrealized gain (loss) on investments and foreign currency		$(1,737,117)
Change in net assets from operations		$(1,252,948)

See Notes to Financial Statements

11

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

For years ended 12/31	2015	2014
Change in net assets
From operations
Net investment income	$484,169	$346,133
Net realized gain (loss) on investments and foreign currency	5,279,085	4,919,286
Net unrealized gain (loss) on investments and foreign currency translation	(7,016,202)	(2,936,395)
Change in net assets from operations	$(1,252,948)	$2,329,024
Distributions declared to shareholders
From net investment income	$(344,337)	$(331,977)
From net realized gain on investments	(5,015,560)	(9,423,538)
Total distributions declared to shareholders	$(5,359,897)	$(9,755,515)
Change in net assets from fund share transactions	$(3,104,656)	$3,528,701
Total change in net assets	$(9,717,501)	$(3,897,790)
Net assets
At beginning of period	65,222,295	69,120,085
At end of period (including undistributed net investment income of $482,006 and $344,298, respectively)	$55,504,794	$65,222,295

See Notes to Financial Statements

12

MFS New Discovery Value Portfolio

FINANCIAL STATEMENTS  |  FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Initial Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.74	$12.12	$8.85	$8.33	$11.18
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.06	$0.06	$0.11	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)	0.35	3.44	0.72	(0.88)
Total from investment operations	$(0.31)	$0.41	$3.50	$0.83	$(0.84)
Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.07)	$(0.12)	$(0.01)	$(0.07)
From net realized gain on investments	(0.92)	(1.72)	(0.11)	(0.30)	(1.94)
Total distributions declared to shareholders	$(0.99)	$(1.79)	$(0.23)	$(0.31)	$(2.01)
Net asset value, end of period (x)	$9.44	$10.74	$12.12	$8.85	$8.33
Total return (%) (k)(r)(s)(x)	(2.56)	3.44	39.94	9.90	(6.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.10	1.06	1.13	1.24
Expenses after expense reductions (f)	0.88	0.98	1.05	N/A	1.15
Net investment income	0.83	0.56	0.55	1.23	0.36
Portfolio turnover	53	49	55	146	50
Net assets at end of period (000 omitted)	$47,068	$54,917	$57,686	$52,375	$43,958

See Notes to Financial Statements

13

MFS New Discovery Value Portfolio

Financial Highlights – continued

Service Class	Years ended 12/31
	2015	2014	2013	2012	2011
Net asset value, beginning of period	$10.68	$12.06	$8.80	$8.30	$11.14
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.03	$0.03	$0.08	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.40)	0.34	3.43	0.72	(0.86)
Total from investment operations	$(0.34)	$0.37	$3.46	$0.80	$(0.85)
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.03)	$(0.09)	$—	$(0.05)
From net realized gain on investments	(0.92)	(1.72)	(0.11)	(0.30)	(1.94)
Total distributions declared to shareholders	$(0.96)	$(1.75)	$(0.20)	$(0.30)	$(1.99)
Net asset value, end of period (x)	$9.38	$10.68	$12.06	$8.80	$8.30
Total return (%) (k)(r)(s)(x)	(2.90)	3.19	39.68	9.60	(6.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.35	1.35	1.31	1.38	1.48
Expenses after expense reductions (f)	1.13	1.23	1.30	N/A	1.40
Net investment income	0.58	0.30	0.29	0.91	0.12
Portfolio turnover	53	49	55	146	50
Net assets at end of period (000 omitted)	$8,437	$10,305	$11,434	$11,816	$11,847

Information prior to the close of business on December 7, 2012, reflects time periods when another adviser or subadviser was responsible for selecting investments for the fund under a different investment objective and different investment strategies.

(d)	Per share data is based on average shares outstanding.

(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

(k)	The total return does not reflect expenses that apply to separate accounts. Inclusion of these charges would reduce the total return figures for all periods shown.

(r)	Certain expenses have been reduced without which performance would have been lower.

(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

14

MFS New Discovery Value Portfolio

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS New Discovery Value Portfolio (the fund) is a diversified series of MFS Variable Insurance Trust III (the trust). The trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products, and qualified retirement and pension plans.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2016, FASB issued Accounting Standards Update 2016-01, Financial Instruments – Overall (Subtopic 825-10) – Recognition and Measurement of Financial Assets and Financial Liabilities (“ASU 2016-01”) which would first be effective for annual reporting periods beginning after December 15, 2017, and interim periods therein. ASU 2016-01, which changes the accounting for equity investments and for certain financial liabilities, also modifies the presentation and disclosure requirements for financial instruments. Investment companies are specifically exempted from ASU 2016-01’s equity investment accounting provisions and will continue to follow the industry specific guidance for investment accounting under ASC 946. Although still evaluating the potential impacts of ASU 2016-01 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be

15

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of December 31, 2015 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$51,984,881	$—	$—	$51,984,881
Canada	850,838	—	—	850,838
Israel	737,594	—	—	737,594
Australia	—	252,194	—	252,194
Greece	218,352	—	—	218,352
United Arab Emirates	139,447	—	—	139,447
Mutual Funds	1,568,318	—	—	1,568,318
Total Investments	$55,499,430	$252,194	$—	$55,751,624

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $122,712. The fair value of the fund’s investment securities on loan and a related liability of $121,230 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The value of the fund’s securities on loan net of the related collateral is $1,482 at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the

16

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended December 31, 2015, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	12/31/15	12/31/14
Ordinary income (including any short-term capital gains)	$650,770	$8,638,871
Long-term capital gains	4,709,127	1,116,644
Total distributions	$5,359,897	$9,755,515

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 12/31/15
Cost of investments	$51,332,258
Gross appreciation	8,669,101
Gross depreciation	(4,249,735)
Net unrealized appreciation (depreciation)	$4,419,366
Undistributed ordinary income	1,506,537
Undistributed long-term capital gain	4,180,187
Other temporary differences	(8)

17

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and/or service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain on investments
	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/15	Year ended 12/31/14
Initial Class	$315,034	$302,310	$4,256,112	$7,926,867
Service Class	29,303	29,667	759,448	1,496,671
Total	$344,337	$331,977	$5,015,560	$9,423,538

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $250 million of average daily net assets	0.90%
Average daily net assets in excess of $250 million	0.85%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended December 31, 2015, this management fee reduction amounted to $4,233, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that total annual operating expenses do not exceed 0.88% of average daily net assets for the Initial Class shares and 1.13% of average daily net assets for Service Class shares. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until April 30, 2017. For the year ended December 31, 2015, this reduction amounted to $132,539, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, is the distributor of shares of the fund. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 under the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD distribution and/or service fees equal to 0.25% per annum of its average daily net assets attributable to Service Class shares as partial consideration for services performed and expenses incurred by MFD and financial intermediaries (including participating insurance companies that invest in the fund to fund variable annuity and variable life insurance contracts, sponsors of qualified retirement and pension plans that invest in the fund, and affiliates of these participating insurance companies and plan sponsors) in connection with the sale and distribution of the Service Class shares. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent. For the year ended December 31, 2015, the fee was $2,613, which equated to 0.0043% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended December 31, 2015, these costs amounted to $131.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended December 31, 2015 was equivalent to an annual effective rate of 0.0315% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

18

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended December 31, 2015, the fee paid by the fund under this agreement was $193 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

For the year ended December 31, 2015, purchases and sales of investments, other than short-term obligations, aggregated $31,641,765 and $40,655,179, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14
	Shares	Amount	Shares	Amount
Shares sold
Initial Class	182,362	$1,821,842	235,293	$2,729,779
Service Class	68,788	652,953	94,960	1,080,146
	251,150	$2,474,795	330,253	$3,809,925
Shares issued to shareholders in reinvestment of distributions
Initial Class	500,125	$4,571,146	771,244	$8,229,177
Service Class	86,771	788,751	143,858	1,526,338
	586,896	$5,359,897	915,102	$9,755,515
Shares reacquired
Initial Class	(806,455)	$(8,613,178)	(652,644)	$(7,509,781)
Service Class	(221,257)	(2,326,170)	(221,933)	(2,526,958)
	(1,027,712)	$(10,939,348)	(874,577)	$(10,036,739)
Net change
Initial Class	(123,968)	$(2,220,190)	353,893	$3,449,175
Service Class	(65,698)	(884,466)	16,885	79,526
	(189,666)	$(3,104,656)	370,778	$3,528,701

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Portfolio, the MFS Growth Allocation Portfolio, and the MFS Conservative Allocation Portfolio were the owners of record of approximately 49%, 17%, and 12%, respectively, of the value of outstanding voting shares of the fund.

(6)	Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended December 31, 2015, the fund’s commitment fee and interest expense were $206 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

19

MFS New Discovery Value Portfolio

Notes to Financial Statements – continued

(7)	Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	432,375	17,344,925	(16,330,212)	1,447,088

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$1,161	$1,447,088

20

MFS New Discovery Value Portfolio

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Variable Insurance Trust III and the Shareholders of

MFS New Discovery Value Portfolio:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Value Portfolio (one of the series of MFS Variable Insurance Trust III) (the “Fund”) as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2015, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS New Discovery Value Portfolio as of December 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 16, 2016

21

MFS New Discovery Value Portfolio

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of February 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 52)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A

Robin A. Stelmach (k) (age 54)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A

INDEPENDENT TRUSTEES
David H. Gunning (age 73)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman

Steven E. Buller (age 64)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council; Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Robert E. Butler (age 74)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Maureen R. Goldfarb (age 60)	Trustee	January 2009	Private investor	N/A

William R. Gutow (age 74)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts, Vice Chairman (until 2010)

Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director

John P. Kavanaugh (age 61)	Trustee	January 2009	Private investor	N/A

Maryanne L. Roepke (age 59)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 58)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director

Robert W. Uek (age 74)	Trustee	January 2006	Consultant to investment company industry	N/A

OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Kino Clark (k) (age 47)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Kristin V. Collins (k) (age 42)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Thomas H. Connors (k) (age 56)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

22

MFS New Discovery Value Portfolio

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 52)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

David L. DiLorenzo (k) (age 47)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A

Brian E. Langenfeld (k) (age 42)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kenneth Paek (k) (age 41)	Assistant Treasurer	February 2015	Massachusetts Financial Services Company, Vice President; Cohen & Steers, Vice President/Head of Fund Administration (until 2014)	N/A

Susan A. Pereira (k) (age 45)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A

Mark N. Polebaum (k) (age 63)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Matthew A. Stowe (k) (age 41)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Frank L. Tarantino (age 71)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Richard S. Weitzel (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A

Martin J. Wolin (k) (age 48)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A

James O. Yost (k) (age 55)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).

(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of February 1, 2016, the Trustees served as board members of 137 funds within the MFS Family of Funds.

23

MFS New Discovery Value Portfolio

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	Custodian State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Independent Registered Public Accounting Firm Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager Kevin Schmitz

24

MFS New Discovery Value Portfolio

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2015 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2014 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

Prior to the close of business on December 7, 2012, the Fund was a series of Sun Capital Advisers Trust and was advised by Sun Capital Advisers LLC (“Sun Capital”), an affiliate of MFS, and subadvised by Columbia Management Investment Advisers, LLC. Following shareholder approval, MFS became the investment adviser of the Fund and assumed day-to-day investment management responsibilities for the Fund effective as of the close of business on December 7, 2012.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc. and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Initial Class shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2014, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Initial Class shares was in the 4th quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Initial Class shares was in the 4th quintile for the one-year period and the 5th quintile for the five-year period ended December 31, 2014 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course

25

MFS New Discovery Value Portfolio

Board Review of Investment Advisory Agreement – continued

of the year regarding the Fund’s performance. The Trustees noted that MFS became the Fund’s investment advisor in December 2012 and that MFS implemented certain changes in the Fund’s investment strategy. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Initial Class shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate was approximately at the Lipper expense group median and the Fund’s total expense ratio was higher than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $250 million. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2015.

26

MFS New Discovery Value Portfolio

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Variable Insurance Portfolios — VIT III” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $5,181,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 95.96% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction

27

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number and account balances

•  Account transactions and transaction history

•  Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

28

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•  open an account or provide account information

•  direct us to buy securities or direct us to sell your securities

•  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  affiliates from using your information to market to you

•  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

29

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Mses. Maryanne L. Roepke and Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Mses. Roepke and Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Effective January 1, 2016, Mr. Steven E. Buller became a member of the Audit Committee and has been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Mr. Buller is an “independent” member of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). Effective January 1, 2016, Ms. Laurie J. Thomsen is no longer a member of the Audit Committee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended December 31, 2015 and 2014, audit fees billed to each Fund by Deloitte were as follows:

	Audit Fees
	2015	2014
Fees billed by Deloitte:
MFS Blended Research Small Cap Equity Portfolio	42,731	41,990
MFS Conservative Allocation Portfolio	29,070	28,557
MFS Global Real Estate Portfolio	43,644	42,888
MFS Growth Allocation Portfolio	29,070	28,557
MFS Inflation-Adjusted Bond Portfolio	33,563	32,877
MFS Limited Maturity Portfolio	53,515	52,495
MFS Mid Cap Value Portfolio	44,042	43,279
MFS Moderate Allocation Portfolio	29,070	28,557
MFS New Discovery Value Portfolio	42,731	41,990

Total	347,436	341,190

For the fiscal years ended December 31, 2015 and 2014, fees billed by Deloitte for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio	2,400	2,400	4,806	4,726	27	1,012
To MFS Conservative Allocation Portfolio	2,400	2,400	4,806	4,726	165	1,076
To MFS Global Real Estate Portfolio	2,400	2,400	5,123	5,037	50	1,022
To MFS Growth Allocation Portfolio	2,400	2,400	4,806	4,726	112	1,049
To MFS Inflation-Adjusted Bond Portfolio	2,400	2,400	4,004	3,937	89	1,040
To MFS Limited Maturity Portfolio	2,400	2,400	4,806	4,726	175	1,076
To MFS Mid Cap Value Portfolio	2,400	2,400	4,806	4,726	72	1,032
To MFS Moderate Allocation Portfolio	2,400	2,400	4,806	4,726	425	1,179
To MFS New Discovery Value Portfolio	2,400	2,400	4,806	4,726	13	1,006
Total fees billed by Deloitte To above Funds:	21,600	21,600	42,769	42,056	1,128	9,492

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2015	2014	2015	2014	2015	2014
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Blended Research Small Cap Equity Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Conservative Allocation Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Global Real Estate Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Growth Allocation Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Inflation-Adjusted Bond Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Limited Maturity Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Mid Cap Value Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS Moderate Allocation Portfolio*	186,019	1,686,271	0	0	5,000	0
To MFS and MFS Related Entities of MFS New Discovery Value Portfolio*	186,019	1,686,271	0	0	5,000	0

	Aggregate fees for non- audit services:
	2015	2014
Fees billed by Deloitte:
To MFS Blended Research Small Cap Equity Portfolio, MFS and MFS Related Entities#	198,252	1,697,747
To MFS Conservative Allocation Portfolio, MFS and MFS Related Entities#	198,390	1,697,811
To MFS Global Real Estate Portfolio, MFS and MFS Related Entities#	198,592	1,698,068
To MFS Growth Allocation Portfolio, MFS and MFS Related Entities#	198,337	1,697,784
To MFS Inflation-Adjusted Bond Portfolio, MFS and MFS Related Entities#	197,512	1,696,986
To MFS Limited Maturity Portfolio, MFS and MFS Related Entities#	198,400	1,697,811
To MFS Mid Cap Value Portfolio, MFS and MFS Related Entities#	198,297	1,697,767
To MFS Moderate Allocation Portfolio, MFS and MFS Related Entities#	198,650	1,697,914
To MFS New Discovery Value Portfolio, MFS and MFS Related Entities#	198,238	1,697,741

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

Notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS VARIABLE INSURANCE TRUST III

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: February 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: February 16, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: February 16, 2016

*	Print name and title of each signing officer under his or her signature.